HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P. O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT

NONPARTICIPATING - DIVIDENDS NOT PAID
ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.

We agree to provide the benefits described in this contract. Signed for the Company at Springfield, Illinois, as of the Contract Date.


       President            Countersigned              Corporate Secretary

RIGHT TO CANCEL - YOU MAY CANCEL THIS CONTRACT BY DELIVERING OR MAILING A WRITTEN NOTICE TO US OR TO THE AGENT FROM WHOM YOU PURCHASED IT WITHIN 30 DAYS AFTER IT IS DELIVERED TO YOU. WE WILL REFUND ALL PURCHASE PAYMENTS MADE TO THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT VALUE WITHIN 10 DAYS AFTER WE RECEIVE NOTICE OF CANCELLATION AND THE RETURNED CONTRACT. ANY APPLICABLE PREMIUM TAX WILL BE DEDUCTED FROM THE PURCHASE PAYMENTS. UPON RETURN OF THE CONTRACT, IT SHALL BE VOID AS IF NONE HAD BEEN ISSUED.

IC-429000

This is a legal contract between the contract Owner and your insurance company.

This page provides a brief outline of some of the important features of your contract. It is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth in detail the rights and obligations of both you and your insurance company. It is IMPORTANT THAT YOU READ YOUR CONTRACT CAREFULLY.

This Individual Flexible Premium Deferred Fixed and Variable Retirement Annuity Contract provides for accumulation of value for income payments. Key contract fees, charges and guaranteed rates are shown on your Contract
Data pages.

TABLE OF CONTENTS                                                      PAGE
Section 1. Contract Data..................................................2
Section 2. Fixed Account table of guaranteed values.......................3
Section 3. Definitions of certain terms ..................................4
Section 4. General provisions.............................................6
Section 5. Ownership and beneficiary provisions...........................6
Section 6. Payments to the Company........................................7
Section 7. Death benefit..................................................8
Section 8. The Fixed Account..............................................8
Section 9. The Variable Account...........................................9
Section 10. Withdrawal and surrender provisions..........................10
Section 11. Annuity income options.......................................11
Section 12. Annuity income option tables.................................16
Additional benefit provisions or restrictions, if any, and a copy of the application follow the annuity income option tables.

HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT
NONPARTICIPATING - DIVIDENDS NOT PAID
ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.

                            SECTION 1 - CONTRACT DATA



CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]
CONTRACT DATE:                                     [05/01/1999]
MATURITY DATE:                                     [05/01/2034]
SCHEDULED UPDATE:                                  [05/01/2004]
INVESTMENT PERIOD:                                 [05]
AGE AT ISSUE:                                      [05]
SEX:                                               [MALE]

OWNER:                                             [JOHN DOE]

INCOME PAYMENTS:                                   INCOME PAYMENTS
                                                   WILL BEGIN ON THE MATURITY
                                                   DATE IF THE ANNUITANT IS THEN
                                                   LIVING. THESE INCOME PAYMENTS
                                                   ARE DETERMINED BY APPLYING
                                                   THE TOTAL ACCUMULATION VALUE
                                                   OF THE CONTRACT IN ACCORDANCE
                                                   WITH THE CONTRACT PROVISIONS.
                                                   THE FACTORS IN SECTION 12 ARE
                                                   GUARANTEED THROUGH THE
                                                   MATURITY DATE.

PURCHASE PAYMENT(S):

       MINIMUM INITIAL DEPOSIT:                    $50,000.00

       INITIAL PAYMENT                             $[   50,000.00].  SEE APPLICATION FOR DETAILS OF ALLOCATIONS.

       SUBSEQUENT PAYMENT(S)                       $[ 2,400.00] PER
                                                   YEAR, PAYABLE IN [12]
                                                   INSTALLMENT(S), TO BE
                                                   ALLOCATED AS FOLLOWS:


       FIXED ACCOUNT:                                                                            [100.00]%

       VARIABLE ACCOUNT:
                                                   HM BALANCED FUND                              [  0.00]%
                                                   HM INCOME FUND                                [  0.00]%
                                                   HM SHORT-TERM INVESTMENT FUND                 [  0.00]%
                                                   HM GROWTH FUND                                [  0.00]%
                                                   HM SOCIALLY RESPONSIBLE FUND                  [  0.00]%
                                                   HM INTERNATIONAL EQUITY FUND                  [  0.00]%
                                                   HM SMALL CAP GROWTH FUND                      [  0.00]%
                                                                            TOTAL                 100.00%


GUARANTEED INTEREST RATE:
       FIXED ACCOUNT:                              3.25% PER YEAR PRIOR TO THE START OF INCOME PAYMENTS.
       VARIABLE ACCOUNT:                           NONE.

SURRENDER CHARGE RATES:                            FIXED ACCOUNT AND VARIABLE ACCOUNT:
                                                   DURING CONTRACT YEAR                      % CHARGED
                                                                 1                              7%
                                                                 2                              6%
                                                                 3                              5%
                                                                 4                              4%
                                                                 5                              3%
                                                                 6                              2%
                                                                 7                              1%
                                                         THEREAFTER                             0%


                                       2




                      SECTION 1 (CONTINUED) - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]


ANNUAL MORTALITY RISK AND EXPENSE RISK FEE:

       FIXED ACCOUNT:                              NONE.

       VARIABLE ACCOUNT:                           1.15% PER YEAR.

GUARANTEED ANNUITY INCOME OPTION RATE:

       FIXED INCOME OPTIONS:                       3.0% PER YEAR

       VARIABLE INCOME OPTIONS:                    NONE.

INVESTMENT MULTIPLIER:                             .996617

DEATH BENEFIT:                                     THE BENEFICIARY WILL RECEIVE THE GREATER OF:
                                                   1) TOTAL ACCUMULATION VALUE LESS ANY APPLICABLE PREMIUM TAX; OR
                                                   2) THE SUM OF ALL PURCHASE PAYMENTS LESS ANY PARTIAL WITHDRAWALS; OR
                                                   3) PURCHASE PAYMENTS LESS ANY APPLICABLE PREMIUM TAX, OUTSTANDING LOAN
                                                   BALANCES AND/OR WITHDRAWALS, INCREASED BY 3% IF THE DEATH OCCURS PRIOR
                                                   TO THE MATURITY DATE OR AGE 70, WHICHEVER IS EARLIER.
                                                   SEE SECTION 7 OF THE CONTRACT FOR COMPLETE DETAILS.

                                       2A




                      SECTION 2 - FIXED ACCOUNT'S TABLE OF GUARANTEED MONTHLY INCOME AT MATURITY AND
                   MINIMUM ACCUMULATION AND SURRENDER VALUES*

CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

     CONTRACT                                     MINIMUM                      MINIMUM                  GUARANTEED
    ANNIVERSARY          ATTAINED               GUARANTEED                   GUARANTEED               MONTHLY INCOME
       DATE                 AGE                 ACCUM VALUE                SURRENDER VALUE              AT MATURITY


        1                  [56]               $ [ 54,067.04]                 $ [ 50,823.02]
        2                  [57]               $ [ 58,266.26]                 $ [ 55,352.95]
        3                  [58]               $ [ 62,601.96]                 $ [ 59,471.86]
        4                  [59]               $ [ 67,078.57]                 $ [ 63,724.64]
        5                  [60]               $ [ 71,700.67]                 $ [ 71,700.67]

        6                  [61]               $ [ 76,472.99]                 $ [ 72,649.34]
        7                  [62]               $ [ 81,400.41]                 $ [ 77,330.39]
        8                  [63]               $ [ 86,487.97]                 $ [ 82,163.57]
        9                  [64]               $ [ 91,740.87]                 $ [ 87,153.83]
       10                  [65]               $ [ 97,164.49]                 $ [ 97,164.49]              [499.42]

       11                  [66]               $ [102,764.38]                 $ [ 97,626.16]
       12                  [67]               $ [108,546.27]                 $ [103,118.96]
       13                  [68]               $ [114,516.07]                 $ [108,790.27]
       14                  [69]               $ [120,679.89]                 $ [114,645.90]
       15**                [70]               $ [127,044.03]                 $ [127,044.03]              [744.47]



* THIS ASSUMES THE INITIAL PURCHASE PAYMENT AND SUBSEQUENT PURCHASE PAYMENTS ALLOCATED TO THE FIXED ACCOUNT ARE PAID WHEN DUE, THAT ONLY GUARANTEED INTEREST IS CREDITED AND THAT NO PARTIAL WITHDRAWALS OR TRANSFERS TO OR FROM THE VARIABLE ACCOUNT HAVE BEEN MADE.

     GUARANTEED MONTHLY INCOME AT MATURITY IS BASED ON THE 10 YEAR CERTAIN AND LIFE ANNUITY INCOME OPTION.

**   THIS DATE REFERS TO THE MATURITY DATE.

     THIS TABLE DOES NOT REFLECT ANY VALUES ALLOCATED TO THE VARIABLE ACCOUNT.

SECTION 3. DEFINITIONS OF CERTAIN TERMS

"Annuitant" is the person insured in this contract as shown on the Contract Data pages.

"Annuity income option" is the method by which income payments are made at the Maturity Date or upon the Annuitant's death.

"Beneficiary" is the person to whom the death benefit will be paid in the event of the death of the Annuitant prior to the election of an annuity income option.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Contract Date" is the effective date of this contract. It is the date from which purchase payment due dates, contract years and contract anniversaries are determined.

"Current interest rate" is the effective annual interest rate we will credit to the Fixed Account. It will be greater than or equal to the guaranteed interest rate.

"Death benefit" is the amount paid in the event of the death of an Annuitant prior to the election of an annuity income option.

"Division" is a part of the Separate Account in which money is invested in shares of a corresponding mutual fund. The Annuitant may direct payments to any or all divisions of the Separate Account. Divisions for each mutual fund are shown on the Contract Data pages.

"Fixed Account" is an interest-bearing account set up to receive net payments and transfers allocated to it.

"Fixed Account value" refers to the dollar value of the Fixed Account prior to the time annuity income payments begin.

"Guaranteed interest rate" is the minimum interest to be credited to the Fixed Account.

"Guaranteed annuity income option rate" is the minimum interest rate to be credited to a fixed income option and is used in the calculation of the investment multiplier for variable income options.

"Home Office" is our executive office at 1 Horace Mann Plaza, Springfield, Illinois, 62715-0001.

"Income payments" are payments we make to the payee.

"Mutual funds" are open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. These companies are shown on the Contract Data page and are referred to as variable accounts. Each mutual fund has a specific investment objective as stated in its prospectus. You should read the prospectus for complete details.

"Net payment" is the purchase payment less any applicable premium tax.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless otherwise stated in the application.

"Payee" is any person entitled to receive income payments under any annuity income option benefit. If the Owner is not the payee, the Owner would incur the tax liability.

"Present value" is a lump sum payment made instead of future periodic income payments.

"Purchase payment" is a dollar amount paid to us in return for the benefits described in this contract.

"Separate Account" is the segregated asset account which receives and invests net payments allocated to it. The Separate Account consists of various mutual funds which are shown on the Contract Data pages. You may direct payments to any or all of the mutual funds. You should read the prospectus for complete details of the specific mutual fund's investment objective.

"Supplemental contract" is an agreement setting forth the terms of the annuity income option elected.

"Surrender charge" is a portion of your total accumulation value charged when you make a withdrawal from or surrender the contract for its total accumulation value.

"Surrender value" is the total accumulation value less the applicable surrender charge or early withdrawal penalty, if any.

"Total accumulation value" is the sum of the Fixed Account value and the Variable Account value prior to the time annuity income payments begin.

"Valuation date" is any day on which the New York Stock Exchange is open for trading and on which the net value of each share of the mutual fund(s) is determined. See prospectus for details.

"Valuation period" is the period from the end of a valuation date to the end of the next valuation date, excluding the day the period begins and including the day it ends.

"Variable Account" is your portion of the Separate Account set up to receive the net payments and transfers allocated to it.

"Variable Account value" refers to the dollar value of the Variable Account prior to the time annuity income payments begin.

"Variable accumulation unit" is a measure used to determine the value of a particular division on or before the contract's Maturity Date. The value of a variable accumulation unit in a division depends on the investment experience of the corresponding mutual fund.

"Variable retirement unit" is a measure used to determine the amount payable from a particular division for a variable income payment. The value of a variable retirement unit in a division depends on the investment experience of the corresponding mutual fund.

SECTION 4. GENERAL PROVISIONS

ENTIRE CONTRACT - The contract is issued in consideration of your application and receipt of the purchase payments. Your application is attached to and made a part of this contract.

All statements made in your application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree to use only written statements made in this contract.

CHANGE OF CONTRACT PROVISIONS - We have the right to change the provisions of this contract for continued compliance under any federal or state laws that affect this contract. This contract shall be deemed to include any provisions required by the state where it was issued. No person other than our president, vice president, or the corporate secretary can change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by one of the officers named above.

INCONTESTABILITY - This contract shall be incontestable from the Contract Date.

MATURITY DATE - The Maturity Date is the date you select for the payee to begin receiving annuity income payments. It is shown on the Contract Data pages. The Maturity Date is the contract anniversary following the Annuitant's 70th birthday or the tenth contract anniversary, whichever is later. You may choose a different date if we agree. Income payments must begin no later than specified in the Internal Revenue Code.

ASSIGNMENT - You may assign or transfer this contract unless it is prohibited by the Internal Revenue Code. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be considered to have knowledge of it.

PERIODIC REPORTS - During each contract year prior to the Maturity Date, we will periodically send you reports which show your total accumulation value, purchase payment(s) and other contract transactions. At any time, you may request a statement of the contract's total accumulation value. We will send any other information or legally required reports to you at your last known address.

MINIMUM VALUES - All values and benefits for this contract are not less than the minimum required by the laws of the state in which it is delivered.

PREMIUM TAX - Any premium tax deducted will be determined by the Annuitant's place of residence.

EXCHANGE OF CONTRACT - You may exchange this contract for another annuity contract we issue if we approve it.

SECTION 5. OWNERSHIP AND BENEFICIARY PROVISIONS

OWNERSHIP - The Owner of this contract is the Annuitant listed on the Contract Data pages unless another Owner is named. Unless you provide otherwise, the Owner may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

BENEFICIARY - The beneficiary is named in the application; however, you may change it.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

              1.      dies before or on the same date as the Annuitant; or

              2.      dies within 15 days after the Annuitant.

CHANGE OF BENEFICIARY - You may change the beneficiary of this contract during the lifetime of the Annuitant unless you have made an irrevocable beneficiary designation. You must request the change in writing on a form satisfactory to us. You must send the request to our Home Office. A change is valid only when we receive it at our Home Office. Upon receipt and approval, it is effective as of the date you signed the written request. All changes are subject to any payments we make or other action we take before receipt of the written request.

SECTION 6. PAYMENTS TO THE COMPANY

PURCHASE PAYMENT - Your purchase payment is shown on the Contract Data pages. It is payable on or before the Contract Date. You may increase or decrease the payments. The payments may not be increased to an amount greater than allowed by the Internal Revenue Code. Payments may be stopped at any time, if needed. The payment will be allocated to the Fixed Account and/or Variable Account as you elected in your most recent allocation instructions.

GRACE PERIOD - A grace period of 31 days shall be allowed for every purchase payment due after the first purchase payment.

PAID-UP VALUE - If any purchase payment of this contract is not paid within the grace period, the contract shall be considered paid-up. The paid-up value is the total accumulation value of the contract.

REINSTATEMENT - If the purchase payment has not been paid within the grace period and the contract has not been surrendered or canceled, it may be reinstated during the lifetime of the Annuitant and before the contract Maturity Date by resuming payments.

CONTRACT CANCELLATION - We reserve the right to cancel this contract if:

              1.      you have not made any purchase payments for two years; and

              2. the total accumulation value of this contract is less than that needed to purchase a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. When this contract is canceled, we will pay you the total accumulation value of the contract. Thereafter, we will be free of any contract liability for this canceled contract.

SECTION 7. DEATH BENEFIT

PAYMENT AT ANNUITANT'S DEATH - The Death benefit shall be paid upon the Annuitant's death if this contract has not been surrendered or an annuity income option has not been elected. The beneficiary may receive the Death benefit by electing an annuity income option or a lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. Proof of death includes a certified death certificate and a completed claimant's statement. As of the date we receive such proof, we will pay the beneficiary the Death benefit, which is the greater of:

              1. the total accumulation value of this contract less any applicable premium tax; or

              2. the sum of all purchase payments paid under this contract less any partial withdrawals; or

              3. if the Annuitant dies prior to the Maturity Date or attainment of age 70, whichever is earlier, the beneficiary will receive the purchase payments paid under the contract, less any applicable premium tax, outstanding loan balances and/or withdrawals, increased by 3 percent compounded annually to the date of death.

SECTION 8. THE FIXED ACCOUNT

ALLOCATION AND CREDITS TO FIXED ACCOUNT - The Fixed Account will receive the net payments allocated to it and dollar amounts transferred from the Variable Account.

As of the date we receive your purchase payment for the Fixed Account, we will allocate the net payment to this account. As of the date we receive your request to transfer an amount from the Variable Account, we will deposit such amount to the Fixed Account. We must receive the purchase payment at the Home Office.

GUARANTEED INTEREST RATE - Guaranteed interest will be credited on a daily basis to the Fixed Account. This interest will be credited from the date we receive the purchase payment. The guaranteed interest rate for the Fixed Account value is shown on the Contract Data pages. This rate will never be changed throughout the lifetime of the contract.

CURRENT INTEREST RATE - We may pay interest in excess of the guaranteed amount. The current interest rate is declared in advance and will be credited on a daily basis to the Fixed Account. Any excess interest paid, as we determine, will be applied on an equitable basis and credited to the classes in this contract.

TRANSFERS - You may transfer money from the Fixed Account to various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Fixed Account value and the minimum amount allowed to maintain an account. Transfers may be made as often as you choose; however, no transfers between accounts are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

GUARANTEED RETURN OF PAYMENTS - We guarantee the return of the net payment(s) allocated to the Fixed Account upon surrender of this contract if:

              1.      this contract has been in force more than two years; and

              2. no withdrawals or transfers have been made from the Fixed Account.

SECTION 9. THE VARIABLE ACCOUNT

ALLOCATIONS TO VARIABLE ACCOUNT - The Variable Account will receive the net payments allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of our Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Within each division, the value of a variable accumulation unit is determined by valuing daily the underlying securities within that division with a reduction for operating expenses and then dividing the result by the outstanding number of all variable accumulation units of that division. The value of each divisions variable accumulation unit depends on the investment experience of the corresponding mutual fund.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the same fund.

The increase or decrease in the number of variable accumulation units for a particular transaction is determined by dividing the dollar amount of the transaction by the unit value of the appropriate division.

The number of units the Annuitant has in a particular division on any date is equal to the sum of variable accumulation units that have been added through net payments, dividend distributions, and transfers minus the sum of variable accumulation units that have been withdrawn or transferred.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply your future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

TRANSFERS - You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Variable Account value and the minimum amount allowed to maintain an account. You may request transfers as often as you choose; however, no transfers are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

MAXIMUM SURRENDER CHARGE - In no case will the surrender charge applied to the Variable Account value be greater than 8.5 percent of the purchase payments attributable to the amount surrendered from the Variable Account.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE - To cover the mortality risk and expense risk, we will charge your Variable Account a fee equivalent to the amount shown on the Contract Data pages. Further details of this fee are in the prospectus.

VOTING RIGHTS - We will vote shares held in the Separate Account according to your instructions. We will send the notices and instructions to the person having voting rights under this contract. We will cast votes for which we do not receive instructions in the same proportion as the votes for which we have received instructions.

SECTION 10. WITHDRAWAL AND SURRENDER PROVISIONS

CASH WITHDRAWAL AND SURRENDER PRIVILEGE - You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the total accumulation value. Any one withdrawal must be for an amount not less than the minimum set by the Company. We will send you the amount due.

We will calculate the total accumulation value of your contract as of the date we receive your written request at the Home Office. The written request must be on a form satisfactory to us. The payment from the Fixed Account is usually paid within 30 days. However, we reserve the right to postpone payment for not more than six months from the date we receive your request. If payment is deferred after the 30 days, we will continue to credit the current interest rate. We will send you the Variable Account surrender or withdrawal amount within seven calendar days after we receive your request.

SURRENDER CHARGE - The surrender charge is a portion of the total accumulation value we keep if you make a withdrawal from or surrender the Fixed Account or Variable Account. The rate varies by contract year as shown on the Contract Data pages.

WAIVER OF SURRENDER CHARGES AND PENALTIES - No surrender charge or early withdrawal penalty will be made on a partial withdrawal or surrender from the Fixed Account or Variable Account:

              1. on this contract's Fixed Account value or Variable Account value applied to the payment of either annuity income Options 1, 2, 6 or 7; or

              2. on or after the Maturity Date if this contract has been in force for at least 10 years; or

              3. if annuity income payments are selected to be made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

              4. if an Annuitant is disabled continuously for three months as defined by IRC Section 72(m)(7) and satisfactory proof of such disability is sent to the Home Office; or


In addition, neither the surrender charge nor the early withdrawal penalty is applicable if:

              1. a partial withdrawal is made after the contract has been in force two years; and

              2. it is more than 12 months since the last withdrawal was made; and

              3. the amount withdrawn is not more than 15 percent of the total accumulation value.

SECTION 11. ANNUITY INCOME OPTIONS

APPLICATION OF TOTAL ACCUMULATION VALUE - On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the total accumulation value shall be applied to the payment of the annuity income option elected.

If the total accumulation value to be applied under any one fixed or variable annuity income option is less than $2,000 or would provide less than a $20 monthly annuity income payment, we will pay the total accumulation value in a lump sum to the payee.

Prior to the payment of any annuity income option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the correct age.

OPTION TO PURCHASE ADDITIONAL ANNUITY BENEFITS AT MATURITY - You may purchase an additional annuity benefit at the Maturity Date which would increase your total accumulation value. To do so, you must send a written request to the Home Office. We must receive this request along with a payment for the benefit before the Maturity Date. The premium tax, if any, will be deducted from this payment.

ELECTION OF OPTION - At least 30 days prior to the Maturity Date, you may elect by written request an annuity income option or change a previous election. We must receive the written request at the Home Office. If the Annuitant dies before the Maturity Date, the beneficiary may elect an annuity income option. This election must be made within 60 days after we receive proof of the Annuitant's death.

ABSENCE OF ELECTION - If no valid election has been made, the total accumulation value, if any, will be paid as follows:

              1. the Fixed Account value will be paid in the form of a fixed life income with 10-year period certain
                      (see Option 1 for details); and

              2. the Variable Account value will be paid in the form of a variable life income with 10-year period certain
                      (see Option 6 for details).

MISSTATEMENT OF AGE - If the age of the Annuitant or any other payee has been misstated, the annuity income payments under this contract will be that amount which the purchase payments would have provided at the correct age. We will require proof of the correct age.

If the income payments were too large because of a misstatement, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

PROOF OF SURVIVAL - We may require proper proof that a payee, beneficiary, or an Annuitant is living when payment depends upon such person's survival. Proof includes a dated and witnessed signature.

SUPPLEMENTAL CONTRACT - We will issue a supplemental contract for each annuity income option chosen.

Each income payment shall be made as of the first business day of the month. For Options 1, 2, 3, 4, 6 and 7 the first payment will be made on or before the 15th business day of the month following receipt of your request and the Maturity Date. Subsequent income payments for options will be made as of the first business day of each succeeding month unless another mode of payment is selected and has been approved by us. For Option 5, the income payment will be made as of the first business day after the end of the payment period.

If the original payee dies after income payments begin, the beneficiary of such payee will be paid:

              1. under Options 1 and 6, the rest of the annuity income payments during the period certain, if any; or

              2. under Options 3 and 4, the rest of the annuity income payments due, if any; or

              3. under Option 5, the present value plus unpaid interest, if any.

If no beneficiary is living at the time of the payee's death, the present value, if any, of the remaining income payments will be paid in a lump sum to the estate of such payee. If the payee dies and the option elected does not provide for continued payments, the supplemental contract will terminate.

Under the supplemental contract, the present value of any option will be figured at the interest rate used to determine the income payment. In no case will a lump sum distribution be allowed under Options 1, 2, 6 and 7 during the lifetime of the original payee(s).

Unless you elect otherwise, the payee will have the right under Options 3, 4 and 5 to terminate the supplemental contract. In this case the payee will receive the present value in one lump sum payment.

VARIABLE INCOME PAYMENTS - The total accumulation value applied to the variable income payments is allocated to the division(s) as you instructed. The dollar amount of the first monthly payment of each division to be made under a variable annuity option will be determined by applying the amount of the total accumulation value allocated to that division to the appropriate rate in the annuity income option tables.

The variable income payment of each division is determined by multiplying the number of variable retirement units by the value of such unit for the corresponding division.

Within each division, the number of variable retirement units is determined by dividing the:

              -       amount of the first monthly payment; by

              - the value of a variable retirement unit in the appropriate division on the valuation date coincident with the date that the accumulation value was applied toward the variable annuity option(s).

The number of such units will not change when figuring the second and subsequent income payments. Under Option 7 such units will be reduced upon the death of the first payee to the survivor percentage previously elected.

The second and subsequent payments will be based on the investment experience of the corresponding mutual fund(s). The value of each variable retirement unit for each division was initially set at $10 as of the date income payments were first figured. Subsequent variable retirement unit values of any division are determined by multiplying the previous variable retirement unit value by the current net investment factor.

The net investment factor for each division is computed by dividing (a) by
(b) and multiplying by (c) where:

              (a) is the current net asset value per share on the last valuation date plus any dividends or other distributions in the current valuation period;

              (b) is the net asset value of such shares on the last valuation date of the preceding valuation period; and

              (c) is the investment multiplier which is shown on the Contract Data pages and reflects the guaranteed annuity income option rate and the mortality and expense risk fee.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each division is determined by dividing the net assets of each division by the number of shares outstanding for each respective division.

FIXED ANNUITY INCOME OPTIONS -

OPTION 1. FIXED LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay an income based on the attained age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1.

OPTION 2. JOINT LIFE AND SURVIVOR ANNUITY - We will pay an income for as long as either or both payees live. The income will be based on the ages of the two payees. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. Income payments will cease following the death of the surviving payee. See Tables 2, 3 and 4.

OPTION 3. INCOME FOR A FIXED PERIOD - We will pay an income for a specified number of years, one through 30 years. But, income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code. The payments will be made in equal installments. See Table 5.

OPTION 4. INCOME FOR A FIXED AMOUNT - We will pay an income of a specified amount until the total accumulation value and interest are all paid out to the payee. The income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code.

OPTION 5. INTEREST INCOME PAYMENTS - We will hold the total accumulation value and pay interest at a rate we determine. Interest will be credited at the end of each payment period. The payee may elect another option at the end of any payment period. Subject to the restrictions imposed by the Internal Revenue Code, the payee may withdraw the total accumulation value in whole or in part upon written request. Distributions of both principal and interest must begin no later than the date specified by the Internal Revenue Code.

VARIABLE ANNUITY INCOME OPTIONS -

OPTION 6. VARIABLE LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay a variable income based on the attained age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund.

OPTION 7. VARIABLE INCOME FOR JOINT LIFE AND SURVIVOR ANNUITY - We will pay a variable income for as long as either or both payees live. The variable income will be based on the ages of the two payees. See Table 2, 3 or 4 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. The variable income payments will cease following the death of the surviving payee.

OTHER ANNUITY OPTIONS - Upon your request, we may make other fixed and variable annuity options available.

BASIS OF ANNUITY INCOME OPTION TABLES - The following tables show the dollar amount of monthly annuity income payments for the payee's attained age when the supplemental contract is issued.

The amount of each fixed income payment under Options 1, 2, and 3 will never be less than that shown in the annuity income option tables. The guaranteed annuity option rate used for all fixed annuity income options is shown on the Contract Data pages. The guaranteed factors for lifetime options are based on the Annuity 2000 Mortality Table. The income payments under these options may be increased as we determine.

The age used in the annuity income option tables is the attained age of the payee when income payments begin. Amounts for ages not shown will be furnished upon request. If the income payments are to be paid other than monthly, multiply the monthly income payment by 2.992 to obtain the quarterly payment; multiply by
5.963 to obtain the semi-annual payment; and multiply by 11.838 to obtain the annual payment.


SECTION 12. ANNUITY INCOME OPTION TABLES

TABLE 1 - OPTIONS 1 AND 6
Income payments for life with or without a period certain
Equal monthly income payments for each $1,000 of accumulation value

   Attained                   Period certain                      Attained                  Period certain
    age of                                                         age of
     payee                                                          payee
-------------     ---------------------------------------         --------      ---------------------------------------
                   Life      10 yrs     15 yrs     20 yrs                        Life      10 yrs     15 yrs     20 yrs
                  ------     ------     ------     ------                        -----     ------     ------     ------


      55           4.19       4.16       4.12       4.06             68          5.73       5.55       5.30

      56           4.27       4.24       4.19       4.12             69          5.91       5.70       5.41

      57           4.35       4.32       4.27       4.19             70          6.11       5.86       5.53

      58           4.44       4.40       4.34       4.25             71          6.32       6.02       5.64

      59           4.54       4.49       4.42       4.32             72          6.55       6.20

      60           4.64       4.58       4.51       4.39             73          6.80       6.38

      61           4.75       4.68       4.59       4.46             74          7.07       6.57

      62           4.86       4.79       4.68       4.53             75          7.37       6.76

      63           4.98       4.90       4.78       4.60             76          7.68       6.96

      64           5.11       5.01       4.88       4.67             77          8.03       7.16

      65           5.25       5.14       4.98       4.75             78          8.40       7.36

      66           5.40       5.26       5.08                        79          8.80       7.56

      67           5.55       5.40       5.19                        80          9.23





TABLE 2 - OPTIONS 2 AND 7

Joint life income with 50 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value



 Attained ages
      of              55       56       57       58        59        60       61        62        63       64        65
    payees
--------------     -------   ------   ------   ------    ------     -----    -----    -----      -----   ------     ------


      55             4.19

      56             4.23    4.27

      57             4.27    4.31      4.35

      58             4.31    4.36      4.40     4.44

      59             4.36    4.40      4.44     4.49      4.54

      60             4.40    4.45      4.49     4.54      4.59      4.64

      61             4.45    4.50      4.54     4.59      4.64      4.69     4.75

      62             4.50    4.55      4.59     4.64      4.69      4.75     4.80      4.86

      64             4.61    4.65      4.70     4.75      4.81      4.86     4.92      4.98      5.04     5.11

      65             4.66    4.71      4.76     4.81      4.87      4.92     4.98      5.05      5.11     5.18      5.25

      66             4.72    4.77      4.82     4.87      4.93      4.99     5.05      5.11      5.18     5.25      5.32

      67             4.78    4.83      4.88     4.94      5.00      5.06     5.12      5.18      5.25     5.32      5.40

      68             4.84    4.89      4.95     5.00      5.06      5.12     5.19      5.26      5.33     5.40      5.48

      69             4.90    4.96      5.01     5.07      5.13      5.20     5.26      5.33      5.41     5.48      5.56

      70             4.97    5.03      5.08     5.14      5.21      5.27     5.34      5.41      5.49     5.56      5.65



TABLE 3 - OPTIONS 2 AND 7

Joint life income with 66 2/3 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value


 Attained ages
      of             55       56        57       58        59        60       61        62         63       64        65
    payees
---------------    -----     -----     -----    -----    -----     -----    ------    -----     ------    ------     ------


      55           4.02

      56           4.06      4.10

      57           4.09      4.13      4.17

      58           4.13      4.17      4.21     4.25

      59           4.17      4.21      4.25     4.29      4.33

      61           4.24      4.29      4.33     4.37      4.42      4.47     4.52

      62           4.28      4.33      4.37     4.42      4.47      4.52     4.57      4.62

      63           4.32      4.37      4.41     4.46      4.51      4.56     4.62      4.67      4.72

      64           4.36      4.41      4.46     4.51      4.56      4.61     4.67      4.72      4.78     4.84

      65           4.40      4.45      4.50     4.55      4.61      4.66     4.72      4.78      4.84     4.90      4.96

      66           4.44      4.49      4.55     4.60      4.66      4.71     4.77      4.83      4.90     4.96      5.02

      67           4.49      4.54      4.59     4.65      4.71      4.77     4.83      4.89      4.95     5.02      5.09

      68           4.53      4.58      4.64     4.70      4.76      4.82     4.88      4.95      5.02     5.08      5.16

      69           4.57      4.63      4.69     4.75      4.81      4.87     4.94      5.01      5.08     5.15      5.22

      70           4.62      4.68      4.74     4.80      4.86      4.93     5.00      5.07      5.14     5.22      5.29




TABLE 4 - OPTIONS 2 AND 7

Joint life income with 100 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value

 Attained ages
      of             55        56         57       58        59        60       61        62        63        64       65
    payees
--------------     ----      ----       -----     -----    -----     -----   ------     ------    ------    ------    -----


      55           3.73

      56           3.75      3.78

      57           3.78      3.81      3.84

      58           3.81      3.84      3.87     3.91

      59           3.83      3.87      3.90     3.94      3.97

      60           3.86      3.89      3.93     3.97      4.01      4.04

      61           3.88      3.92      3.96     4.00      4.04      4.08     4.12

      62           3.90      3.94      3.99     4.03      4.07      4.12     4.16      4.20

      63           3.92      3.97      4.01     4.06      4.10      4.15     4.1       4.24     4.28

      64           3.94      3.99      4.04     4.09      4.13      4.18     4.23      4.28      4.33     4.37

      65           3.96      4.01      4.06     4.11      4.16      4.22     4.27      4.32      4.37     4.42      4.47

      66           3.98      4.03      4.08     4.14      4.19      4.25     4.30      4.36      4.41     4.47      4.52

      67           4.00      4.05      4.11     4.16      4.22      4.28     4.33      4.39      4.45     4.51      4.57

      68           4.01      4.07      4.13     4.18      4.24      4.30     4.37      4.43      4.49     4.55      4.62

      69           4.03      4.09      4.15     4.21      4.27      4.33     4.40      4.46      4.53     4.59      4.66

      70           4.04      4.10      4.16     4.23      4.29      4.36    4.424      4.49      4.56     4.63      4.71



TABLE 5 - OPTION 3


Income payments for a fixed period
Equal monthly income payments for each $1,000 of accumulation value


 Number of years in         Monthly        Number of years in        Monthly        Number of years in        Monthly
    fixed period            income            fixed period           income            fixed period           income
                            payment                                  payment                                  payment
-------------------         -------        -------------------       -------        ------------------        -------


          1                  84.47                 11                 8.86                  21                 5.32

          2                  42.86                 12                 8.24                  22                 5.15

          3                  28.99                 13                 7.71                  23                 4.99

          4                  22.06                 14                 7.26                  24                 4.84

          5                  17.91                 15                 6.87                  25                 4.71

          6                  15.14                 16                 6.53                  26                 4.59

          7                  13.16                 17                 6.23                  27                 4.47

          8                  11.68                 18                 5.96                  28                 4.37

          9                  10.53                 19                 5.73                  29                 4.27

         10                  9.61                  20                 5.51                  30                 4.18


HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT
NONPARTICIPATING - DIVIDENDS NOT PAID
ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.

We agree to provide the benefits described in this contract. Signed for the Company at Springfield, Illinois, as of the Contract Date.


       President              Countersigned             Corporate Secretary

RIGHT TO CANCEL - YOU MAY CANCEL THIS CONTRACT BY DELIVERING OR MAILING A WRITTEN NOTICE TO US OR TO THE AGENT FROM WHOM YOU PURCHASED IT WITHIN 30 DAYS AFTER IT IS DELIVERED TO YOU. WE WILL REFUND ALL PURCHASE PAYMENTS MADE TO THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT VALUE WITHIN 10 DAYS AFTER WE RECEIVE NOTICE OF CANCELLATION AND THE RETURNED CONTRACT. ANY APPLICABLE PREMIUM TAX WILL BE DEDUCTED FROM THE PURCHASE PAYMENTS. UPON RETURN OF THE CONTRACT, IT SHALL BE VOID AS IF NONE HAD BEEN ISSUED.

IC-427000

This is a legal contract between the contract Owner and your insurance company.

This page provides a brief outline of some of the important features of your contract. It is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth in detail the rights and obligations of both you and your insurance company. It is IMPORTANT THAT YOU READ YOUR CONTRACT CAREFULLY.

This Individual Flexible Premium Deferred Fixed and Variable Retirement Annuity Contract provides for accumulation of value for income payments. Key contract fees, charges and guaranteed rates are shown on your Contract Data pages.

TABLE OF CONTENTS                                                     PAGE
Section 1. Contract Data.................................................2
Section 2. Fixed Account table of guaranteed values......................3
Section 3. Definitions of certain terms .................................4
Section 4. General provisions............................................6
Section 5. Ownership and beneficiary provisions..........................6
Section 6. Payments to the Company.......................................7
Section 7. Death benefit.................................................8
Section 8. The Fixed Account.............................................8
Section 9. The Variable Account..........................................9
Section 10. Withdrawal and surrender provisions.........................10
Section 11. Annuity income options......................................11
Section 12. Annuity income option tables................................16
Additional benefit provisions or restrictions, if any, and a copy of the application follow the annuity income option tables.

HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT
NONPARTICIPATING - DIVIDENDS NOT PAID
ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.


                            SECTION 1 - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]
CONTRACT DATE:                                     [05/01/1999]
MATURITY DATE:                                     [05/01/2034]
SCHEDULED UPDATE:                                  [05/01/2004]
INVESTMENT PERIOD:                                 [05]
AGE AT ISSUE:                                      [35]
SEX:                                               [MALE]

OWNER:                                             [JOHN DOE]

INCOME PAYMENTS:                                   INCOME PAYMENTS
                                                   WILL BEGIN ON THE MATURITY
                                                   DATE IF THE ANNUITANT IS THEN
                                                   LIVING. THESE INCOME PAYMENTS
                                                   ARE DETERMINED BY APPLYING
                                                   THE TOTAL ACCUMULATION VALUE
                                                   OF THE CONTRACT IN ACCORDANCE
                                                   WITH THE CONTRACT PROVISIONS.
                                                   THE FACTORS IN SECTION 12 ARE
                                                   GUARANTEED THROUGH THE
                                                   MATURITY DATE.

PURCHASE PAYMENT(S):

       MINIMUM INITIAL DEPOSIT:                    $100,000.00

       INITIAL PAYMENT                             $[ 100,000.00].  SEE APPLICATION FOR DETAILS OF ALLOCATIONS.

       SUBSEQUENT PAYMENT(S)                       $[ 2,400.00] PER
                                                   YEAR, PAYABLE IN [12]
                                                   INSTALLMENT(S), TO BE
                                                   ALLOCATED AS FOLLOWS:


       FIXED ACCOUNT:                                                                            [100.00]%

       VARIABLE ACCOUNT:
                                                   HM BALANCED FUND                              [  0.00]%
                                                   HM INCOME FUND                                [  0.00]%
                                                   HM SHORT-TERM INVESTMENT FUND                 [  0.00]%
                                                   HM GROWTH FUND                                [  0.00]%
                                                   HM SOCIALLY RESPONSIBLE FUND                  [  0.00]%
                                                   HM INTERNATIONAL EQUITY FUND                  [  0.00]%
                                                   HM SMALL CAP GROWTH FUND                      [  0.00]%
                                                                            TOTAL                 100.00%


GUARANTEED INTEREST RATE:
       FIXED ACCOUNT:                              3.5% PER YEAR PRIOR TO THE START OF INCOME PAYMENTS.
       VARIABLE ACCOUNT:                           NONE.

SURRENDER CHARGE RATES:                            FIXED ACCOUNT AND VARIABLE ACCOUNT:
                                                   DURING CONTRACT YEAR                      % CHARGED
                                                                 1                              6%
                                                                 2                              5%
                                                                 3                              5%
                                                                 4                              5%
                                                                 5                              5%
                                                         THEREAFTER                             0%

                                       2




                      SECTION 1 (CONTINUED) - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

EARLY WITHDRAWAL PENALTY RATE

       FIXED                                       ACCOUNT: DURING CONTRACT
                                                   YEARS 1 THROUGH 5 THE PENALTY
                                                   WILL BE ZERO. THEREAFTER THE
                                                   PENALTY WILL BE 5% UNTIL THE
                                                   CONTRACT ANNIVERSARY PRIOR TO
                                                   THE ANNUITANT'S ATTAINMENT OF
                                                   AGE 65. AT THAT TIME THE FEE
                                                   WILL DECREASE BY 1% PER YEAR.

       VARIABLE ACCOUNT:                           NONE

       THE EARLY WITHDRAWAL PENALTY IS WAIVED ON EACH SCHEDULED UPDATE.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE:

       FIXED ACCOUNT:                              NONE.

       VARIABLE ACCOUNT:                           1.05% PER YEAR.

GUARANTEED ANNUITY INCOME OPTION RATE:

       FIXED INCOME OPTIONS:                       3.0% PER YEAR

       VARIABLE INCOME OPTIONS:                    NONE.

INVESTMENT MULTIPLIER:                             .996697

DEATH BENEFIT:                                     THE BENEFICIARY WILL RECEIVE THE GREATER OF:
                                                   1) TOTAL ACCUMULATION VALUE LESS ANY APPLICABLE PREMIUM TAX; OR
                                                   2) THE SUM OF ALL PURCHASE PAYMENTS LESS ANY PARTIAL WITHDRAWALS; OR
                                                   3) PURCHASE PAYMENTS LESS ANY APPLICABLE PREMIUM TAX, OUTSTANDING LOAN
                                                   BALANCES AND/OR WITHDRAWALS, INCREASED BY 3% IF THE DEATH OCCURS PRIOR
                                                   TO THE MATURITY DATE OR AGE 70, WHICHEVER IS EARLIER.
                                                   SEE SECTION 7 OF THE CONTRACT FOR COMPLETE DETAILS.

RETIREMENT BONUS:                                  THE FIRST $1 MILLION OF TOTAL ACCUMULATION VALUE USED TO PURCHASE
                                                   SPECIFIC INCOME OPTIONS WILL BE INCREASED BY 1%. SEE SECTION 11 OF THE
                                                   CONTRACT FOR COMPLETE DETAILS.

                                       2A




                      SECTION 2 - FIXED ACCOUNT'S TABLE OF GUARANTEED MONTHLY INCOME AT MATURITY AND
                   MINIMUM ACCUMULATION AND SURRENDER VALUES*

CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

     CONTRACT                                     MINIMUM                      MINIMUM                  GUARANTEED
    ANNIVERSARY          ATTAINED               GUARANTEED                   GUARANTEED               MONTHLY INCOME
       DATE                 AGE                 ACCUM VALUE                SURRENDER VALUE              AT MATURITY


        1                  [36]               $ [105,945.26]                 $ [100,648.00]
        2                  [37]               $ [112,098.60]                 $ [106,493.67]
        3                  [38]               $ [118,467.31]                 $ [112,543.94]
        4                  [39]               $ [125,058.93]                 $ [118,805.98]
        5                  [40]               $ [131,881.25]                 $ [131,881.25]

        6                  [41]               $ [138,942.35]                 $ [131,995.23]
        7                  [42]               $ [146,250.59]                 $ [138,938.06]
        8                  [43]               $ [153,814.62]                 $ [146,123.89]
        9                  [44]               $ [161,643.39]                 $ [153,561.22]
       10                  [45]               $ [169,746.17]                 $ [169,746.17]

       11                  [46]               $ [178,132.55]                 $ [169,225.92]
       12                  [47]               $ [186,812.45]                 $ [177,471.83]
       13                  [48]               $ [195,796.15]                 $ [186,006.34]
       14                  [49]               $ [205,094.28]                 $ [194,839.57]
       15                  [50]               $ [214,717.84]                 $ [214,717.84]

       16                  [51]               $ [224,678.23]                 $ [213,444.32]
       17                  [52]               $ [234,987.23]                 $ [223,237.87]
       18                  [53]               $ [245,657.04]                 $ [233,374.19]
       19                  [54]               $ [256,700.30]                 $ [243,865.29]
       20                  [55]               $ [268,130.07]                 $ [268,130.07]                $ [1,126.57]

       25                  [60]               $ [331,567.04]                 $ [331,567.04]                $ [1,533.76]
       30                  [65]               $ [406,910.27]                 $ [394,702.96]                $ [2,112.43]
       35**                [70]               $ [496,394.38]                 $ [496,394.38]                $ [2,937.95]


* THIS ASSUMES THE INITIAL PURCHASE PAYMENT AND SUBSEQUENT PURCHASE PAYMENTS ALLOCATED TO THE FIXED ACCOUNT ARE PAID WHEN DUE, THAT ONLY GUARANTEED INTEREST IS CREDITED AND THAT NO PARTIAL WITHDRAWALS OR TRANSFERS TO OR FROM THE VARIABLE ACCOUNT HAVE BEEN MADE.

     GUARANTEED MONTHLY INCOME AT MATURITY IS BASED ON THE 10 YEAR CERTAIN AND LIFE ANNUITY INCOME OPTION.

**   THIS DATE REFERS TO THE MATURITY DATE.

     THIS TABLE DOES NOT REFLECT ANY VALUES ALLOCATED TO THE VARIABLE ACCOUNT.

SECTION 3. DEFINITIONS OF CERTAIN TERMS

"Annuitant" is the person insured in this contract as shown on the Contract Data pages.

"Annuity income option" is the method by which income payments are made at the Maturity Date or upon the Annuitant's death.

"Beneficiary" is the person to whom the death benefit will be paid in the event of the death of the Annuitant prior to the election of an annuity income option.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Contract Date" is the effective date of this contract. It is the date from which purchase payment due dates, contract years and contract anniversaries are determined.

"Current interest rate" is the effective annual interest rate we will credit to the Fixed Account. It will be greater than or equal to the guaranteed interest rate.

"Death benefit" is the amount paid in the event of the death of an Annuitant prior to the election of an annuity income option.

"Division" is a part of the Separate Account in which money is invested in shares of a corresponding mutual fund. The Annuitant may direct payments to any or all divisions of the Separate Account. Divisions for each mutual fund are shown on the Contract Data pages.

"Early withdrawal penalty" is a portion of your Fixed Account value charged after the fifth contract year when you make a withdrawal from or surrender the Fixed Account.

"Fixed Account" is an interest-bearing account set up to receive net payments and transfers allocated to it.

"Fixed Account value" refers to the dollar value of the Fixed Account prior to the time annuity income payments begin.

"Guaranteed interest rate" is the minimum interest to be credited to the Fixed Account.

"Guaranteed annuity income option rate" is the minimum interest rate to be credited to a fixed income option and is used in the calculation of the investment multiplier for variable income options.

"Home Office" is our executive office at 1 Horace Mann Plaza, Springfield, Illinois, 62715-0001.

"Income payments" are payments we make to the payee.

"Investment period" is the time from one Scheduled Update until the next Scheduled Update.

"Mutual funds" are open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. These companies are shown on the Contract Data page and are referred to as variable accounts. Each mutual fund has a specific investment objective as stated in its prospectus. You should read the prospectus for complete details.

"Net payment" is the purchase payment less any applicable premium tax.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless otherwise stated in the application.

"Payee" is any person entitled to receive income payments under any annuity income option benefit. If the Owner is not the payee, the Owner would incur the tax liability.

"Present value" is a lump sum payment made instead of future periodic income payments.

"Purchase payment" is a dollar amount paid to us in return for the benefits described in this contract.

"Scheduled Update" is the date your investment period and current interest rate is updated for another period of time.

"Separate Account" is the segregated asset account which receives and invests net payments allocated to it. The Separate Account consists of various mutual funds which are shown on the Contract Data pages. You may direct payments to any or all of the mutual funds. You should read the prospectus for complete details of the specific mutual funds investment objective.

"Supplemental contract" is an agreement setting forth the terms of the annuity income option elected.

"Surrender charge" is a portion of your total accumulation value charged when you make a withdrawal from or surrender the contract for its total accumulation value.

"Surrender value" is the total accumulation value less the applicable surrender charge or early withdrawal penalty, if any.

"Total accumulation value" is the sum of the Fixed Account value and the Variable Account value prior to the time annuity income payments begin.

"Valuation date" is any day on which the New York Stock Exchange is open for trading and on which the net value of each share of the mutual fund(s) is determined. See prospectus for details.

"Valuation period" is the period from the end of a valuation date to the end of the next valuation date, excluding the day the period begins and including the day it ends.

"Variable Account" is your portion of the Separate Account set up to receive the net payments and transfers allocated to it.

"Variable Account value" refers to the dollar value of the Variable Account prior to the time annuity income payments begin.

"Variable accumulation unit" is a measure used to determine the value of a particular division on or before the contract's Maturity Date. The value of a variable accumulation unit in a division depends on the investment experience of the corresponding mutual fund.

"Variable retirement unit" is a measure used to determine the amount payable from a particular division for a variable income payment. The value of a variable retirement unit in a division depends on the investment experience of the corresponding mutual fund.

SECTION 4. GENERAL PROVISIONS

ENTIRE CONTRACT - The contract is issued in consideration of your application and receipt of the purchase payments. Your application is attached to and made a part of this contract.

All statements made in your application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree to use only written statements made in this contract.

CHANGE OF CONTRACT PROVISIONS - We have the right to change the provisions of this contract for continued compliance under any federal or state laws that affect this contract.

This contract shall be deemed to include any provisions required by the state where it was issued.

No person other than our president, vice president, or the corporate secretary can change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by one of the officers named above.

INCONTESTABILITY - This contract shall be incontestable from the Contract Date.

MATURITY DATE - The Maturity Date is the date you select for the payee to begin receiving annuity income payments. It is shown on the Contract Data pages. The Maturity Date is the contract anniversary following the Annuitant's 70th birthday or the tenth contract anniversary, whichever is later. You may choose a different date if we agree. Income payments must begin no later than specified in the Internal Revenue Code.

ASSIGNMENT - You may assign or transfer this contract unless it is prohibited by the Internal Revenue Code. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be considered to have knowledge of it.

PERIODIC REPORTS - During each contract year prior to the Maturity Date, we will periodically send you reports which show your total accumulation value, purchase payment(s) and other contract transactions. At any time, you may request a statement of the contract's total accumulation value. We will send any other information or legally required reports to you at your last known address.

MINIMUM VALUES - All values and benefits for this contract are not less than the minimum required by the laws of the state in which it is delivered.

PREMIUM TAX - Any premium tax deducted will be determined by the Annuitant's place of residence.

EXCHANGE OF CONTRACT - You may exchange this contract for another annuity contract we issue if we approve it.

SECTION 5. OWNERSHIP AND BENEFICIARY PROVISIONS

OWNERSHIP - The Owner of this contract is the Annuitant listed on the Contract Data pages unless another Owner is named. Unless you provide otherwise, the Owner may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

BENEFICIARY - The beneficiary is named in the application; however, you may change it.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

    1.   dies before or on the same date as the Annuitant; or

    2.   dies within 15 days after the Annuitant.

CHANGE OF BENEFICIARY - You may change the beneficiary of this contract during the lifetime of the Annuitant unless you have made an irrevocable beneficiary designation.

You must request the change in writing on a form satisfactory to us. You must send the request to our Home Office. A change is valid only when we receive it at our Home Office. Upon receipt and approval, it is effective as of the date you signed the written request. All changes are subject to any payments we make or other action we take before receipt of the written request.

SECTION 6. PAYMENTS TO THE COMPANY

PURCHASE PAYMENT - Your purchase payment is shown on the Contract Data pages. It is payable on or before the Contract Date. You may increase or decrease the payments. The payments may not be increased to an amount greater than allowed by the Internal Revenue Code. Payments may be stopped at any time, if needed.

The payment will be allocated to the Fixed Account and/or Variable Account as you elected in your most recent allocation instructions.

GRACE PERIOD - A grace period of 31 days shall be allowed for every purchase payment due after the first purchase payment.

PAID-UP VALUE - If any purchase payment of this contract is not paid within the grace period, the contract shall be considered paid-up. The paid-up value is the total accumulation value of the contract.

REINSTATEMENT - If the purchase payment has not been paid within the grace period and the contract has not been surrendered or canceled, it may be reinstated during the lifetime of the Annuitant and before the contract Maturity Date by resuming payments.

CONTRACT CANCELLATION - We reserve the right to cancel this contract if:

    1.   you have not made any purchase payments for two years; and

    2. the total accumulation value of this contract is less than that needed to purchase a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. When this contract is canceled, we will pay you the total accumulation value of the contract. Thereafter, we will be free of any contract liability for this canceled contract.

SECTION 7. DEATH BENEFIT

PAYMENT AT ANNUITANT'S DEATH - The Death benefit shall be paid upon the Annuitant's death if this contract has not been surrendered or an annuity income option has not been elected. The beneficiary may receive the Death benefit by electing an annuity income option or a lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. Proof of death includes a certified death certificate and a completed claimants statement. As of the date we receive such proof, we will pay the beneficiary the Death benefit, which is the greater of:

    1. the total accumulation value of this contract less any applicable premium tax; or

    2. the sum of all purchase payments paid under this contract less any partial withdrawals; or

    3. if the Annuitant dies prior to the Maturity Date or attainment of age 70, whichever is earlier, the beneficiary will receive the purchase payments paid under the contract, less any applicable premium tax, outstanding loan balances and/or withdrawals, increased by 3 percent compounded annually to the date of death.

SECTION 8. THE FIXED ACCOUNT

ALLOCATION AND CREDITS TO FIXED ACCOUNT - The Fixed Account will receive the net payments allocated to it and dollar amounts transferred from the Variable Account.

As of the date we receive your purchase payment for the Fixed Account, we will allocate the net payment to this account. As of the date we receive your request to transfer an amount from the Variable Account, we will deposit such amount to the Fixed Account. We must receive the purchase payment at the Home Office.

GUARANTEED INTEREST RATE - Guaranteed interest will be credited on a daily basis to the Fixed Account. This interest will be credited from the date we receive the purchase payment. The guaranteed interest rate for the Fixed Account value is shown on the Contract Data pages. This rate will never be changed throughout the lifetime of the contract.

CURRENT INTEREST RATE - We may pay interest in excess of the guaranteed amount. The current interest rate is declared in advance and will be credited on a daily basis to the Fixed Account. Any excess interest paid, as we determine, will be applied on an equitable basis and credited to the classes in this contract.

SCHEDULED UPDATE - Your investment period and current interest rate will be automatically updated on the contract's Scheduled Update. The new investment period will be set for a period equal to the initial investment period. You may select a different investment period if available. The final Scheduled Update will occur on the contract anniversary prior to the Annuitant's attainment of age 65.

We will send you a notice 90 days prior to each Scheduled Update. This notice will explain your options. If you choose, you may withdraw your total accumulation value without a Company surrender charge or early withdrawal penalty on this date. If you want a different investment period or choose to withdraw the total accumulation value, we must receive your written request at the Home Office prior to the Scheduled Update. If we do not receive a written request, we will automatically update your contract.

TRANSFERS - You may transfer money from the Fixed Account to various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Fixed Account value and the minimum amount allowed to maintain an account. Transfers may be made as often as you choose; however, no transfers between accounts are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

GUARANTEED RETURN OF PAYMENTS - We guarantee the return of the net payment(s) allocated to the Fixed Account upon surrender of this contract if:

    1.   this contract has been in force more than two years; and

    2.   no withdrawals or transfers have been made from the Fixed Account.

SECTION 9. THE VARIABLE ACCOUNT

ALLOCATIONS TO VARIABLE ACCOUNT - The Variable Account will receive the net payments allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of our Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Within each division, the value of a variable accumulation unit is determined by valuing daily the underlying securities within that division with a reduction for operating expenses and then dividing the result by the outstanding number of all variable accumulation units of that division. The value of each division's variable accumulation unit depends on the investment experience of the corresponding mutual fund.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the same fund.

The increase or decrease in the number of variable accumulation units for a particular transaction is determined by dividing the dollar amount of the transaction by the unit value of the appropriate division.

The number of units the Annuitant has in a particular division on any date is equal to the sum of variable accumulation units that have been added through net payments, dividend distributions, and transfers minus the sum of variable accumulation units that have been withdrawn or transferred.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply your future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

TRANSFERS - You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Variable Account value and the minimum amount allowed to maintain an account. You may request transfers as often as you choose; however, no transfers are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

MAXIMUM SURRENDER CHARGE - In no case will the surrender charge applied to the Variable Account value be greater than 8.5 percent of the purchase payments attributable to the amount surrendered from the Variable Account.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE - To cover the mortality risk and expense risk, we will charge your Variable Account a fee equivalent to the amount shown on the Contract Data pages. Further details of this fee are in the prospectus.

VOTING RIGHTS - We will vote shares held in the Separate Account according to your instructions. We will send the notices and instructions to the person having voting rights under this contract. We will cast votes for which we do not receive instructions in the same proportion as the votes for which we have received instructions.

SECTION 10. WITHDRAWAL AND SURRENDER PROVISIONS

CASH WITHDRAWAL AND SURRENDER PRIVILEGE - You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the total accumulation value. Any one withdrawal must be for an amount not less than the minimum set by the Company. We will send you the amount due.

We will calculate the total accumulation value of your contract as of the date we receive your written request at the Home Office. The written request must be on a form satisfactory to us. The payment from the Fixed Account is usually paid within 30 days. However, we reserve the right to postpone payment for not more than six months from the date we receive your request. If payment is deferred after the 30 days, we will continue to credit the current interest rate. We will send you the Variable Account surrender or withdrawal amount within seven calendar days after we receive your request.

SURRENDER CHARGE - The surrender charge is a portion of the total accumulation value we keep if you make a withdrawal from or surrender the Fixed Account or Variable Account. The rate varies by contract year as shown on the Contract Data pages.

EARLY WITHDRAWAL PENALTY - The early withdrawal penalty is a portion of the Fixed Account value we keep if any amount is withdrawn. There will be no early withdrawal penalty for partial withdrawals or surrenders on any Scheduled Update.

The early withdrawal penalty is established on the contract date but is not charged until the contract has been in force for five years. This penalty, which is shown on the Contract Data page, will not change until the contract anniversary prior to the Annuitant's attainment of age 65. At that time the fee will decrease by 1 percent per year.

If you transfer money from the Fixed Account to the Variable Account and withdraw or surrender within 365 days of the transfer, you will be charged the early withdrawal penalty. The early withdrawal penalty will not be charged if:

    1. the transfer occurred on a Scheduled Update; or

    2. the Scheduled Update occurred between the transfer and withdrawal or surrender date(s).

WAIVER OF SURRENDER CHARGES AND PENALTIES - No surrender charge or early withdrawal penalty will be made on a partial withdrawal or surrender from the Fixed Account or Variable Account:

    1. on this contract's Fixed Account value or Variable Account value applied to the payment of either annuity income Options 1, 2, 6 or 7; or

    2. on or after the Maturity Date if this contract has been in force for at least 10 years; or

    3. if annuity income payments are selected to be made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

    4. if an Annuitant is disabled continuously for three months as defined by IRC Section 72(m)(7) and satisfactory proof of such disability is sent to the Home Office; or

    5. on any Scheduled Update.

In addition, neither the surrender charge nor the early withdrawal penalty is applicable if:

    1. a partial withdrawal is made after the contract has been in force two years; and

    2.   it is more than 12 months since the last withdrawal was made; and

    3. the amount withdrawn is not more than 15 percent of the total accumulation value.

SECTION 11. ANNUITY INCOME OPTIONS

APPLICATION OF TOTAL ACCUMULATION VALUE - On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the total accumulation value shall be applied to the payment of the annuity income option elected.

If the total accumulation value to be applied under any one fixed or variable annuity income option is less than $2,000 or would provide less than a $20 monthly annuity income payment, we will pay the total accumulation value in a lump sum to the payee.

Prior to the payment of any annuity income option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the correct age.

OPTION TO PURCHASE ADDITIONAL ANNUITY BENEFITS AT MATURITY - You may purchase an additional annuity benefit at the Maturity Date which would increase your total accumulation value. To do so, you must send a written request to the Home Office. We must receive this request along with a payment for the benefit before the Maturity Date. The premium tax, if any, will be deducted from this payment.

RETIREMENT BONUS - If the Annuitant elects Option 1, 2, 6 or 7, we will increase by 1 percent the total accumulation value applied to the elected option. This bonus will apply only to the first $1 million of total accumulation value applied to these options. The Company may elect to pay an additional bonus in excess of the 1 percent. Any additional value will be applied on an equitable basis and credited to the classes in this contract.

ELECTION OF OPTION - At least 30 days prior to the Maturity Date, you may elect by written request an annuity income option or change a previous election. We must receive the written request at the Home Office. If the Annuitant dies before the Maturity Date, the beneficiary may elect an annuity income option. This election must be made within 60 days after we receive proof of the Annuitant's death.

ABSENCE OF ELECTION - If no valid election has been made, the total accumulation value, if any, will be paid as follows:

    1. the Fixed Account value will be paid in the form of a fixed life income with 10-year period certain (see Option 1 for details); and

    2. the Variable Account value will be paid in the form of a variable life income with 10-year period certain (see Option 6 for details).

MISSTATEMENT OF AGE - If the age of the Annuitant or any other payee has been misstated, the annuity income payments under this contract will be that amount which the purchase payments would have provided at the correct age. We will require proof of the correct age.

If the income payments were too large because of a misstatement, we will deduct the difference with interest from the benefits falling due until totally repaid.

If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

PROOF OF SURVIVAL - We may require proper proof that a payee, beneficiary, or an Annuitant is living when payment depends upon such person's survival. Proof includes a dated and witnessed signature.

SUPPLEMENTAL CONTRACT - We will issue a supplemental contract for each annuity income option chosen.

Each income payment shall be made as of the first business day of the month. For Options 1, 2, 3, 4, 6 and 7 the first payment will be made on or before the 15th business day of the month following receipt of your request and the Maturity Date. Subsequent income payments for options will be made as of the first business day of each succeeding month unless another mode of payment is selected and has been approved by us. For Option 5, the income payment will be made as of the first business day after the end of the payment period.

If the original payee dies after income payments begin, the beneficiary of such payee will be paid:

    1. under Options 1 and 6, the rest of the annuity income payments during the period certain, if any; or

    2. under Options 3 and 4, the rest of the annuity income payments due, if any; or

    3. under Option 5, the present value plus unpaid interest, if any.

If no beneficiary is living at the time of the payee's death, the present value, if any, of the remaining income payments will be paid in a lump sum to the estate of such payee. If the payee dies and the option elected does not provide for continued payments, the supplemental contract will terminate.

Under the supplemental contract, the present value of any option will be figured at the interest rate used to determine the income payment. In no case will a lump sum distribution be allowed under Options 1, 2, 6 and 7 during the lifetime of the original payee(s).

Unless you elect otherwise, the payee will have the right under Options 3, 4 and 5 to terminate the supplemental contract. In this case the payee will receive the present value in one lump sum payment.

VARIABLE INCOME PAYMENTS - The total accumulation value applied to the variable income payments is allocated to the division(s) as you instructed. The dollar amount of the first monthly payment of each division to be made under a variable annuity option will be determined by applying the amount of the total accumulation value allocated to that division to the appropriate rate in the annuity income option tables.

The variable income payment of each division is determined by multiplying the number of variable retirement units by the value of such unit for the corresponding division.

Within each division, the number of variable retirement units is determined by dividing the:

    -     amount of the first monthly payment;

          by

    - the value of a variable retirement unit in the appropriate division on the valuation date coincident with the date that the accumulation value was applied toward the variable annuity option(s).

The number of such units will not change when figuring the second and subsequent income payments. Under Option 7 such units will be reduced upon the death of the first payee to the survivor percentage previously elected.

The second and subsequent payments will be based on the investment experience of the corresponding mutual fund(s). The value of each variable retirement unit for each division was initially set at $10 as of the date income payments were first figured. Subsequent variable retirement unit values of any division are determined by multiplying the previous variable retirement unit value by the current net investment factor.

The net investment factor for each division is computed by dividing (a) by (b) and multiplying by (c) where:

    (a) is the current net asset value per share on the last valuation date plus any dividends or other distributions in the current valuation period;

    (b) is the net asset value of such shares on the last valuation date of the preceding valuation period; and

    (c) is the investment multiplier which is shown on the Contract Data pages and reflects the guaranteed annuity income option rate and the mortality and expense risk fee.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each division is determined by dividing the net assets of each division by the number of shares outstanding for each respective division.

FIXED ANNUITY INCOME OPTIONS -

OPTION 1. FIXED LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay an income based on the attained age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1.

OPTION 2. JOINT LIFE AND SURVIVOR ANNUITY - We will pay an income for as long as either or both payees live. The income will be based on the ages of the two payees. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. Income payments will cease following the death of the surviving payee. See Tables 2, 3 and 4.

OPTION 3. INCOME FOR A FIXED PERIOD - We will pay an income for a specified number of years, one through 30 years. But, income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code. The payments will be made in equal installments. See Table 5.

OPTION 4. INCOME FOR A FIXED AMOUNT - We will pay an income of a specified amount until the total accumulation value and interest are all paid out to the payee. The income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code.

OPTION 5. INTEREST INCOME PAYMENTS - We will hold the total accumulation value and pay interest at a rate we determine. Interest will be credited at the end of each payment period. The payee may elect another option at the end of any payment period. Subject to the restrictions imposed by the Internal Revenue Code, the payee may withdraw the total accumulation value in whole or in part upon written request. Distributions of both principal and interest must begin no later than the date specified by the Internal Revenue Code.

VARIABLE ANNUITY INCOME OPTIONS -

OPTION 6. VARIABLE LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay a variable income based on the attained age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund.

OPTION 7. VARIABLE INCOME FOR JOINT LIFE AND SURVIVOR ANNUITY - We will pay a variable income for as long as either or both payees live. The variable income will be based on the ages of the two payees. See Table 2, 3 or 4 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. The variable income payments will cease following the death of the surviving payee.

OTHER ANNUITY OPTIONS - Upon your request, we may make other fixed and variable annuity options available.

BASIS OF ANNUITY INCOME OPTION TABLES - The following tables show the dollar amount of monthly annuity income payments for the payee's attained age when the supplemental contract is issued.

The amount of each fixed income payment under Options 1, 2, and 3 will never be less than that shown in the annuity income option tables. The guaranteed annuity option rate used for all fixed annuity income options is shown on the Contract Data pages. The guaranteed factors for lifetime options are based on the Annuity 2000 Mortality Table. The income payments under these options may be increased as we determine.

The age used in the annuity income option tables is the attained age of the payee when income payments begin. Amounts for ages not shown will be furnished upon request. If the income payments are to be paid other than monthly, multiply the monthly income payment by 2.992 to obtain the quarterly payment; multiply by
5.963 to obtain the semi-annual payment; and multiply by 11.838 to obtain the annual payment.



SECTION 12. ANNUITY INCOME OPTION TABLES
TABLE 1 - OPTIONS 1 AND 6
Income payments for life with or without a period certain
Equal monthly income payments for each $1,000 of accumulation value


   Attained                                                       Attained
    age of                                                         age of
     payee                    Period certain                        payee                   Period certain
------------       --------------------------------------         ---------     ---------------------------------------

                   Life      10 yrs     15 yrs     20 yrs                        Life      10 yrs     15 yrs     20 yrs
                   ----      ------     ------     ------                        ----      ------     ------     ------


      55           4.19       4.16       4.12       4.06             68          5.73       5.55       5.30

      56           4.27       4.24       4.19       4.12             69          5.91       5.70       5.41

      57           4.35       4.32       4.27       4.19             70          6.11       5.86       5.53

      58           4.44       4.40       4.34       4.25             71          6.32       6.02       5.64

      59           4.54       4.49       4.42       4.32             72          6.55       6.20

      60           4.64       4.58       4.51       4.39             73          6.80       6.38

      61           4.75       4.68       4.59       4.46             74          7.07       6.57

      62           4.86       4.79       4.68       4.53             75          7.37       6.76

      63           4.98       4.90       4.78       4.60             76          7.68       6.96

      64           5.11       5.01       4.88       4.67             77          8.03       7.16

      65           5.25       5.14       4.98       4.75             78          8.40       7.36

      66           5.40       5.26       5.08                        79          8.80       7.56

      67           5.55       5.40       5.19                        80          9.23





TABLE 2 - OPTIONS 2 AND 7
Joint life income with 50 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value

 Attained ages
      of
    payees           55       56        57       58        59        60       61        62        63       64        65
--------------     -----    -----     ------   ------    -----    -------    -----   ------     -----     -----     -----

      55           4.19

      56           4.23      4.27

      57           4.27      4.31      4.35

      58           4.31      4.36      4.40     4.44

      59           4.36      4.40      4.44     4.49      4.54

      60           4.40      4.45      4.49     4.54      4.59      4.64

      61           4.45      4.50      4.54     4.59      4.64      4.69     4.75

      62           4.50      4.55      4.59     4.64      4.69      4.75     4.80      4.86

      63           4.55      4.60      4.65     4.70      4.75      4.80     4.86      4.92      4.98

      64           4.61      4.65      4.70     4.75      4.81      4.86     4.92      4.98      5.04     5.11

      65           4.66      4.71      4.76     4.81      4.87      4.92     4.98      5.05      5.11     5.18      5.25

      66           4.72      4.77      4.82     4.87      4.93      4.99     5.05      5.11      5.18     5.25      5.32

      67           4.78      4.83      4.88     4.94      5.00      5.06     5.12      5.18      5.25     5.32      5.40

      68           4.84      4.89      4.95     5.00      5.06      5.12     5.19      5.26      5.33     5.40      5.48

      69           4.90      4.96      5.01     5.07      5.13      5.20     5.26      5.33      5.41     5.48      5.56

      70           4.97      5.03      5.08     5.14      5.21      5.27     5.34      5.41      5.49     5.56      5.65




TABLE 3 - OPTIONS 2 AND 7
Joint life income with 66 2/3 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value


 Attained ages
      of
    payees            55       56        57       58        59        60       61        62        63       64        65
---------------    -----     -----     -----    -------    ------   -----    ------    ------    -----     -----     -----


      55           4.02

      56           4.06      4.10

      57           4.09      4.13      4.17

      58           4.13      4.17      4.21     4.25

      59           4.17      4.21      4.25     4.29      4.33

      60           4.20      4.25      4.29     4.33      4.38      4.42

      61           4.24      4.29      4.33     4.37      4.42      4.47     4.52

      62           4.28      4.33      4.37     4.42      4.47      4.52     4.57      4.62

      63           4.32      4.37      4.41     4.46      4.51      4.56     4.62      4.67      4.72

      64           4.36      4.41      4.46     4.51      4.56      4.61     4.67      4.72      4.78     4.84

      65           4.40      4.45      4.50     4.55      4.61      4.66     4.72      4.78      4.84     4.90      4.96

      66           4.44      4.49      4.55     4.60      4.66      4.71     4.77      4.83      4.90     4.96      5.02

      67           4.49      4.54      4.59     4.65      4.71      4.77     4.83      4.89      4.95     5.02      5.09

      68           4.53      4.58      4.64     4.70      4.76      4.82     4.88      4.95      5.02     5.08      5.16

      69           4.57      4.63      4.69     4.75      4.81      4.87     4.94      5.01      5.08     5.15      5.22

      70           4.62      4.68      4.74     4.80      4.86      4.93     5.00      5.07      5.14     5.22      5.29




TABLE 4 - OPTIONS 2 AND 7
Joint life income with 100 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value


 Attained ages
      of
    payees           55       56        57       58        59        60       61        62        63       64        65
--------------    ------    ------    -----     ------   ------    ------   ------     -----    -----     -----     -----


      55           3.73

      56           3.75      3.78

      57           3.78      3.81      3.84

      58           3.81      3.84      3.87     3.91

      59           3.83      3.87      3.90     3.94      3.97

      60           3.86      3.89      3.93     3.97      4.01      4.04

      61           3.88      3.92      3.96     4.00      4.04      4.08     4.12

      62           3.90      3.94      3.99     4.03      4.07      4.12     4.16      4.20

      63           3.92      3.97      4.01     4.06      4.10      4.15     4.19      4.24      4.28

      64           3.94      3.99      4.04     4.09      4.13      4.18     4.23      4.28      4.33     4.37

      65           3.96      4.01      4.06     4.11      4.16      4.22     4.27      4.32      4.37     4.42      4.47

      66           3.98      4.03      4.08     4.14      4.19      4.25     4.30      4.36      4.41     4.47      4.52

      67           4.00      4.05      4.11     4.16      4.22      4.28     4.33      4.39      4.45     4.51      4.57

      68           4.01      4.07      4.13     4.18      4.24      4.30     4.37      4.43      4.49     4.55      4.62

      69           4.03      4.09      4.15     4.21      4.27      4.33     4.40      4.46      4.53     4.59      4.66

      70           4.04      4.10      4.16     4.23      4.29      4.36    4.424      4.49      4.56     4.63      4.71




TABLE 5 - OPTION 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of accumulation value


                            Monthly                                  Monthly                                  Monthly
 Number of years in         income         Number of years in        income         Number of years in        income
    fixed period            payment           fixed period           payment           fixed period           payment
-------------------         -------        ------------------        -------        ------------------        -------


          1                  84.47                 11                 8.86                  21                 5.32

          2                  42.86                 12                 8.24                  22                 5.15

          3                  28.99                 13                 7.71                  23                 4.99

          4                  22.06                 14                 7.26                  24                 4.84

          5                  17.91                 15                 6.87                  25                 4.71

          6                  15.14                 16                 6.53                  26                 4.59

          7                  13.16                 17                 6.23                  27                 4.47

          8                  11.68                 18                 5.96                  28                 4.37

          9                  10.53                 19                 5.73                  29                 4.27

         10                  9.61                  20                 5.51                  30                 4.18


HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT
NONPARTICIPATING C DIVIDENDS NOT PAID
ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.

We agree to provide the benefits described in this contract. Signed for the Company at Springfield, Illinois, as of the Contract Date.


       President            Countersigned                 Corporate Secretary

RIGHT TO CANCEL - YOU MAY CANCEL THIS CONTRACT BY DELIVERING OR MAILING A WRITTEN NOTICE TO US OR TO THE AGENT FROM WHOM YOU PURCHASED IT WITHIN 30 DAYS AFTER IT IS DELIVERED TO YOU. WE WILL REFUND ALL PURCHASE PAYMENTS MADE TO THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT VALUE WITHIN 10 DAYS AFTER WE RECEIVE NOTICE OF CANCELLATION AND THE RETURNED CONTRACT. ANY APPLICABLE PREMIUM TAX WILL BE DEDUCTED FROM THE PURCHASE PAYMENTS. UPON RETURN OF THE CONTRACT, IT SHALL BE VOID AS IF NONE HAD BEEN ISSUED.

IC-428000

This is a legal contract between the contract Owner and your insurance company.

This page provides a brief outline of some of the important features of your contract. It is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth in detail the rights and obligations of both you and your insurance company. It is IMPORTANT THAT YOU READ YOUR CONTRACT CAREFULLY.

This Individual Flexible Premium Deferred Fixed and Variable Retirement Annuity Contract provides for accumulation of value for income payments. Key contract fees, charges and guaranteed rates are shown on your Contract Data pages.

TABLE OF CONTENTS                                                     PAGE
Section 1. Contract Data.................................................2
Section 2. Fixed Account table of guaranteed values......................3
Section 3. Definitions of certain terms .................................4
Section 4. General provisions............................................6
Section 5. Ownership and beneficiary provisions..........................6
Section 6. Payments to the Company.......................................7
Section 7. Death benefit.................................................8
Section 8. The Fixed Account.............................................8
Section 9. The Variable Account..........................................9
Section 10. Withdrawal and surrender provisions.........................10
Section 11. Annuity income options......................................11
Section 12. Annuity income option tables................................16
Additional benefit provisions or restrictions, if any, and a copy of the application follow the annuity income option tables.

HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT
NONPARTICIPATING C DIVIDENDS NOT PAID
ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.


                            SECTION 1 - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]
CONTRACT DATE:                                     [05/01/1999]
MATURITY DATE:                                     [05/01/2034]
SCHEDULED UPDATE:                                  [05/01/2004]
INVESTMENT PERIOD:                                 [05]
AGE AT ISSUE:                                      [35]
SEX:                                               [MALE]

OWNER:                                             [JOHN DOE]

INCOME PAYMENTS:                                   INCOME PAYMENTS
                                                   WILL BEGIN ON THE MATURITY
                                                   DATE IF THE ANNUITANT IS THEN
                                                   LIVING. THESE INCOME PAYMENTS
                                                   ARE DETERMINED BY APPLYING
                                                   THE TOTAL ACCUMULATION VALUE
                                                   OF THE CONTRACT IN ACCORDANCE
                                                   WITH THE CONTRACT PROVISIONS.
                                                   THE FACTORS IN SECTION 12 ARE
                                                   GUARANTEED THROUGH THE
                                                   MATURITY DATE.

PURCHASE PAYMENT(S):

       MINIMUM INITIAL DEPOSIT:                    $250,000.00

       INITIAL PAYMENT                             $[ 250,000.00].  SEE APPLICATION FOR DETAILS OF ALLOCATIONS.

       SUBSEQUENT PAYMENT(S)                       $[ 2,400.00] PER
                                                   YEAR, PAYABLE IN [12]
                                                   INSTALLMENT(S), TO BE
                                                   ALLOCATED AS FOLLOWS:


       FIXED ACCOUNT:                                                                            [100.00]%

       VARIABLE ACCOUNT:
                                                   HM BALANCED FUND                              [  0.00]%
                                                   HM INCOME FUND                                [  0.00]%
                                                   HM SHORT-TERM INVESTMENT FUND                 [  0.00]%
                                                   HM GROWTH FUND                                [  0.00]%
                                                   HM SOCIALLY RESPONSIBLE FUND                  [  0.00]%
                                                   HM INTERNATIONAL EQUITY FUND                  [  0.00]%
                                                   HM SMALL CAP GROWTH FUND                      [  0.00]%
                                                                            TOTAL                 100.00%


GUARANTEED INTEREST RATE:
       FIXED ACCOUNT:                              3.5% PER YEAR PRIOR TO THE START OF INCOME PAYMENTS.
       VARIABLE ACCOUNT:                           NONE.

SURRENDER CHARGE RATES:                            FIXED ACCOUNT AND VARIABLE ACCOUNT:
                                                   DURING CONTRACT YEAR                      % CHARGED
                                                                 1                              6%
                                                                 2                              5%
                                                                 3                              5%
                                                                 4                              5%
                                                                 5                              5%
                                                         THEREAFTER                             0%

                                       2



                      SECTION 1 (CONTINUED) - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

EARLY WITHDRAWAL PENALTY RATE

       FIXED ACCOUNT:                              DURING CONTRACT
                                                   YEARS 1 THROUGH 5 THE PENALTY
                                                   WILL BE ZERO. THEREAFTER THE
                                                   PENALTY WILL BE 5% UNTIL THE
                                                   CONTRACT ANNIVERSARY PRIOR TO
                                                   THE ANNUITANT'S ATTAINMENT OF
                                                   AGE 65. AT THAT TIME THE FEE
                                                   WILL DECREASE BY 1% PER YEAR.

       VARIABLE ACCOUNT:                           NONE

       THE EARLY WITHDRAWAL PENALTY IS WAIVED ON EACH SCHEDULED UPDATE.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE:

       FIXED ACCOUNT:                              NONE.

       VARIABLE ACCOUNT:                           0.95% PER YEAR.

GUARANTEED ANNUITY INCOME OPTION RATE:

       FIXED INCOME OPTIONS:                       3.0% PER YEAR

       VARIABLE INCOME OPTIONS:                    NONE.

INVESTMENT MULTIPLIER:                             .996777

DEATH BENEFIT:                                     THE BENEFICIARY WILL RECEIVE THE GREATER OF:
                                                   1) THE TOTAL ACCUMULATION VALUE LESS ANY APPLICABLE PREMIUM TAX; OR
                                                   2) THE SUM OF ALL PURCHASE PAYMENTS LESS ANY PARTIAL WITHDRAWALS; OR
                                                   3) PURCHASE PAYMENTS LESS ANY APPLICABLE PREMIUM TAX, OUTSTANDING LOAN
                                                   BALANCES AND/OR WITHDRAWALS, INCREASED BY 3% IF THE DEATH OCCURS PRIOR
                                                   TO THE MATURITY DATE OR AGE 70, WHICHEVER IS EARLIER.
                                                   SEE SECTION 7 OF THE CONTRACT FOR COMPLETE DETAILS.

RETIREMENT BONUS:                                  THE FIRST $1 MILLION OF TOTAL ACCUMULATION VALUE USED TO PURCHASE
                                                   SPECIFIC INCOME OPTIONS WILL BE INCREASED BY 1%. SEE SECTION 11 OF THE
                                                   CONTRACT FOR COMPLETE DETAILS.

                                       2A



                      SECTION 2 - FIXED ACCOUNT'S TABLE OF GUARANTEED MONTHLY INCOME AT MATURITY AND
                   MINIMUM ACCUMULATION AND SURRENDER VALUES*

CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

     CONTRACT                                     MINIMUM                      MINIMUM                  GUARANTEED
    ANNIVERSARY          ATTAINED               GUARANTEED                   GUARANTEED               MONTHLY INCOME
       DATE                 AGE                 ACCUM VALUE                SURRENDER VALUE              AT MATURITY


        1                  [36]               $ [261,195.26]                 $ [248,135.50]
        2                  [37]               $ [272,782.35]                 $ [259,143.23]
        3                  [38]               $ [284,774.99]                 $ [270,536.24]
        4                  [39]               $ [297,187.38]                 $ [282,328.01]
        5                  [40]               $ [310,034.20]                 $ [310,034.20]

        6                  [41]               $ [323,330.66]                 $ [307,164.13]
        7                  [42]               $ [337,092.49]                 $ [320,237.87]
        8                  [43]               $ [351,335.99]                 $ [333,769.19]
        9                  [44]               $ [366,078.01]                 $ [347,774.11]
       10                  [45]               $ [381,336.00]                 $ [381,336.00]

       11                  [46]               $ [397,128.02]                 $ [377,271.62]
       12                  [47]               $ [413,472.76]                 $ [392,799.12]
       13                  [48]               $ [430,389.57]                 $ [408,870.09]
       14                  [49]               $ [447,898.47]                 $ [425,503.55]
       15                  [50]               $ [466,020.18]                 $ [466,020.18]

       16                  [51]               $ [484,776.15]                 $ [460,537.34]
       17                  [52]               $ [504,188.58]                 $ [478,979.15]
       18                  [53]               $ [524,280.44]                 $ [498,066.42]
       19                  [54]               $ [545,075.52]                 $ [517,821.74]
       20                  [55]               $ [566,598.42]                 $ [566,598.42]                $ [2,380.61]

       25                  [60]               $ [686,053.82]                 $ [686,053.82]                $ [3,173.54]
       30                  [65]               $ [827,929.34]                 $ [803,091.46]                $ [4,297.11]
       35**                [70]               $ [996,432.98]                 $ [996,432.98]                $ [5,897.48]


* THIS ASSUMES THE INITIAL PURCHASE PAYMENT AND SUBSEQUENT PURCHASE PAYMENTS ALLOCATED TO THE FIXED ACCOUNT ARE PAID WHEN DUE, THAT ONLY GUARANTEED INTEREST IS CREDITED AND THAT NO PARTIAL WITHDRAWALS OR TRANSFERS TO OR FROM THE VARIABLE ACCOUNT HAVE BEEN MADE.

     GUARANTEED MONTHLY INCOME AT MATURITY IS BASED ON THE 10 YEAR CERTAIN AND LIFE ANNUITY INCOME OPTION.

**   THIS DATE REFERS TO THE MATURITY DATE.

     THIS TABLE DOES NOT REFLECT ANY VALUES ALLOCATED TO THE VARIABLE ACCOUNT.

SECTION 3. DEFINITIONS OF CERTAIN TERMS

"Annuitant" is the person insured in this contract as shown on the Contract Data pages.

"Annuity income option" is the method by which income payments are made at the Maturity Date or upon the Annuitants death.

"Beneficiary" is the person to whom the death benefit will be paid in the event of the death of the Annuitant prior to the election of an annuity income option.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Contract Date" is the effective date of this contract. It is the date from which purchase payment due dates, contract years and contract anniversaries are determined.

"Current interest rate" is the effective annual interest rate we will credit to the Fixed Account. It will be greater than or equal to the guaranteed interest rate.

"Death benefit" is the amount paid in the event of the death of an Annuitant prior to the election of an annuity income option.

"Division" is a part of the Separate Account in which money is invested in shares of a corresponding mutual fund. The Annuitant may direct payments to any or all divisions of the Separate Account. Divisions for each mutual fund are shown on the Contract Data pages.

"Early withdrawal penalty" is a portion of your Fixed Account value charged after the fifth contract year when you make a withdrawal from or surrender the Fixed Account.

"Fixed Account" is an interest-bearing account set up to receive net payments and transfers allocated to it.

"Fixed Account value" refers to the dollar value of the Fixed Account prior to the time annuity income payments begin.

"Guaranteed interest rate" is the minimum interest to be credited to the Fixed Account.

"Guaranteed annuity income option rate" is the minimum interest rate to be credited to a fixed income option and is used in the calculation of the investment multiplier for variable income options.

"Home Office" is our executive office at 1 Horace Mann Plaza, Springfield, Illinois, 62715-0001.

"Income payments" are payments we make to the payee.

"Investment period" is the time from one Scheduled Update until the next Scheduled Update.

"Mutual funds" are open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. These companies are shown on the Contract Data page and are referred to as variable accounts. Each mutual fund has a specific investment objective as stated in its prospectus. You should read the prospectus for complete details.

"Net payment" is the purchase payment less any applicable premium tax.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless otherwise stated in the application.

"Payee" is any person entitled to receive income payments under any annuity income option benefit. If the Owner is not the payee, the Owner would incur the tax liability.

"Present value" is a lump sum payment made instead of future periodic income payments. "Purchase payment" is a dollar amount paid to us in return for the benefits described in this contract.

"Scheduled Update" is the date your investment period and current interest rate is updated for another period of time.

"Separate Account" is the segregated asset account which receives and invests net payments allocated to it. The Separate Account consists of various mutual funds which are shown on the Contract Data pages. You may direct payments to any or all of the mutual funds. You should read the prospectus for complete details of the specific mutual fund's investment objective.

"Supplemental contract" is an agreement setting forth the terms of the annuity income option elected.

"Surrender charge" is a portion of your total accumulation value charged when you make a withdrawal from or surrender the contract for its total accumulation value. "Surrender value" is the total accumulation value less the applicable surrender charge or early withdrawal penalty, if any.

"Surrender Value" is the total accumulation value less the applicable surrender charge or early withdrawal penalty, if any.

"Total accumulation value" is the sum of the Fixed Account value and the Variable Account value prior to the time annuity income payments begin.

"Valuation date" is any day on which the New York Stock Exchange is open for trading and on which the net value of each share of the mutual fund(s) is determined. See prospectus for details.

"Valuation period" is the period from the end of a valuation date to the end of the next valuation date, excluding the day the period begins and including the day it ends.

"Variable Account" is your portion of the Separate Account set up to receive the net payments and transfers allocated to it.

"Variable Account value" refers to the dollar value of the Variable Account prior to the time annuity income payments begin.

"Variable accumulation unit" is a measure used to determine the value of a particular division on or before the contract's Maturity Date. The value of a variable accumulation unit in a division depends on the investment experience of the corresponding mutual fund.

"Variable retirement unit" is a measure used to determine the amount payable from a particular division for a variable income payment. The value of a variable retirement unit in a division depends on the investment experience of the corresponding mutual fund.

SECTION 4. GENERAL PROVISIONS

ENTIRE CONTRACT - The contract is issued in consideration of your application and receipt of the purchase payments. Your application is attached to and made a part of this contract.

All statements made in your application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree to use only written statements made in this contract.

CHANGE OF CONTRACT PROVISIONS - We have the right to change the provisions of this contract for continued compliance under any federal or state laws that affect this contract.

This contract shall be deemed to include any provisions required by the state where it was issued.

No person other than our president, vice president, or the corporate secretary can change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by one of the officers named above.

INCONTESTABILITY - This contract shall be incontestable from the Contract Date.

MATURITY DATE - The Maturity Date is the date you select for the payee to begin receiving annuity income payments. It is shown on the Contract Data pages. The Maturity Date is the contract anniversary following the Annuitant's 70th birthday or the tenth contract anniversary, whichever is later. You may choose a different date if we agree. Income payments must begin no later than specified in the Internal Revenue Code.

ASSIGNMENT - You may assign or transfer this contract unless it is prohibited by the Internal Revenue Code. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be considered to have knowledge of it.

PERIODIC REPORTS - During each contract year prior to the Maturity Date, we will periodically send you reports which show your total accumulation value, purchase payment(s) and other contract transactions. At any time, you may request a statement of the contract's total accumulation value. We will send any other information or legally required reports to you at your last known address.

MINIMUM VALUES - All values and benefits for this contract are not less than the minimum required by the laws of the state in which it is delivered.

PREMIUM TAX - Any premium tax deducted will be determined by the Annuitants place of residence.

EXCHANGE OF CONTRACT - You may exchange this contract for another annuity contract we issue if we approve it.

SECTION 5. OWNERSHIP AND BENEFICIARY PROVISIONS

OWNERSHIP - The Owner of this contract is the Annuitant listed on the Contract Data pages unless another Owner is named. Unless you provide otherwise, the Owner may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

BENEFICIARY - The beneficiary is named in the application; however, you may change it.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

    1.   dies before or on the same date as the Annuitant; or

    2.   dies within 15 days after the Annuitant.

CHANGE OF BENEFICIARY - You may change the beneficiary of this contract during the lifetime of the Annuitant unless you have made an irrevocable beneficiary designation.

You must request the change in writing on a form satisfactory to us. You must send the request to our Home Office. A change is valid only when we receive it at our Home Office. Upon receipt and approval, it is effective as of the date you signed the written request. All changes are subject to any payments we make or other action we take before receipt of the written request.

SECTION 6. PAYMENTS TO THE COMPANY

PURCHASE PAYMENT - Your purchase payment is shown on the Contract Data pages. It is payable on or before the Contract Date. You may increase or decrease the payments. The payments may not be increased to an amount greater than allowed by the Internal Revenue Code. Payments may be stopped at any time, if needed.

The payment will be allocated to the Fixed Account and/or Variable Account as you elected in your most recent allocation instructions.

GRACE PERIOD - A grace period of 31 days shall be allowed for every purchase payment due after the first purchase payment.

PAID-UP VALUE - If any purchase payment of this contract is not paid within the grace period, the contract shall be considered paid-up. The paid-up value is the total accumulation value of the contract.

REINSTATEMENT - If the purchase payment has not been paid within the grace period and the contract has not been surrendered or canceled, it may be reinstated during the lifetime of the Annuitant and before the contract Maturity Date by resuming payments.

CONTRACT CANCELLATION - We reserve the right to cancel this contract if:

    1.   you have not made any purchase payments for two years; and

    2. the total accumulation value of this contract is less than that needed to purchase a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. When this contract is canceled, we will pay you the total accumulation value of the contract. Thereafter, we will be free of any contract liability for this canceled contract.

SECTION 7. DEATH BENEFIT

PAYMENT AT ANNUITANT'S DEATH - The Death benefit shall be paid upon the Annuitant's death if this contract has not been surrendered or an annuity income option has not been elected. The beneficiary may receive the Death benefit by electing an annuity income option or a lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. Proof of death includes a certified death certificate and a completed claimants statement. As of the date we receive such proof, we will pay the beneficiary the Death benefit, which is the greater of:

    1. the total accumulation value of this contract less any applicable premium tax; or

    2. the sum of all purchase payments paid under this contract less any partial withdrawals; or

    3. if the Annuitant dies prior to the Maturity Date or attainment of age 70, whichever is earlier, the beneficiary will receive the purchase payments paid under the contract, less any applicable premium tax, outstanding loan balances and/or withdrawals, increased by 3 percent compounded annually to the date of death.

SECTION 8. THE FIXED ACCOUNT

ALLOCATION AND CREDITS TO FIXED ACCOUNT - The Fixed Account will receive the net payments allocated to it and dollar amounts transferred from the Variable Account.

As of the date we receive your purchase payment for the Fixed Account, we will allocate the net payment to this account. As of the date we receive your request to transfer an amount from the Variable Account, we will deposit such amount to the Fixed Account. We must receive the purchase payment at the Home Office.

GUARANTEED INTEREST RATE - Guaranteed interest will be credited on a daily basis to the Fixed Account. This interest will be credited from the date we receive the purchase payment. The guaranteed interest rate for the Fixed Account value is shown on the Contract Data pages. This rate will never be changed throughout the lifetime of the contract.

CURRENT INTEREST RATE - We may pay interest in excess of the guaranteed amount. The current interest rate is declared in advance and will be credited on a daily basis to the Fixed Account. Any excess interest paid, as we determine, will be applied on an equitable basis and credited to the classes in this contract.

SCHEDULED UPDATE - Your investment period and current interest rate will be automatically updated on the contract's Scheduled Update. The new investment period will be set for a period equal to the initial investment period. You may select a different investment period if available. The final Scheduled Update will occur on the contract anniversary prior to the Annuitant's attainment of age 65.

We will send you a notice 90 days prior to each Scheduled Update. This notice will explain your options. If you choose, you may withdraw your total accumulation value without a Company surrender charge or early withdrawal penalty on this date. If you want a different investment period or choose to withdraw the total accumulation value, we must receive your written request at the Home Office prior to the Scheduled Update. If we do not receive a written request, we will automatically update your contract.

TRANSFERS - You may transfer money from the Fixed Account to various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Fixed Account value and the minimum amount allowed to maintain an account. Transfers may be made as often as you choose; however, no transfers between accounts are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

GUARANTEED RETURN OF PAYMENTS - We guarantee the return of the net payment(s) allocated to the Fixed Account upon surrender of this contract if:

    1.   this contract has been in force more than two years; and

    2.   no withdrawals or transfers have been made from the Fixed Account.

SECTION 9. THE VARIABLE ACCOUNT

ALLOCATIONS TO VARIABLE ACCOUNT - The Variable Account will receive the net payments allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of our Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Within each division, the value of a variable accumulation unit is determined by valuing daily the underlying securities within that division with a reduction for operating expenses and then dividing the result by the outstanding number of all variable accumulation units of that division. The value of each divisions variable accumulation unit depends on the investment experience of the corresponding mutual fund.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the same fund.

The increase or decrease in the number of variable accumulation units for a particular transaction is determined by dividing the dollar amount of the transaction by the unit value of the appropriate division.

The number of units the Annuitant has in a particular division on any date is equal to the sum of variable accumulation units that have been added through net payments, dividend distributions, and transfers minus the sum of variable accumulation units that have been withdrawn or transferred.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply your future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

TRANSFERS - You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Variable Account value and the minimum amount allowed to maintain an account. You may request transfers as often as you choose; however, no transfers are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.


MAXIMUM SURRENDER CHARGE - In no case will the surrender charge applied to the Variable Account value be greater than 8.5 percent of the purchase payments attributable to the amount surrendered from the Variable Account.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE - To cover the mortality risk and expense risk, we will charge your Variable Account a fee equivalent to the amount shown on the Contract Data pages. Further details of this fee are in the prospectus.

VOTING RIGHTS - We will vote shares held in the Separate Account according to your instructions. We will send the notices and instructions to the person having voting rights under this contract. We will cast votes for which we do not receive instructions in the same proportion as the votes for which we have received instructions.

SECTION 10. WITHDRAWAL AND SURRENDER PROVISIONS

CASH WITHDRAWAL AND SURRENDER PRIVILEGE - You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the total accumulation value. Any one withdrawal must be for an amount not less than the minimum set by the Company. We will send you the amount due.

We will calculate the total accumulation value of your contract as of the date we receive your written request at the Home Office. The written request must be on a form satisfactory to us. The payment from the Fixed Account is usually paid within 30 days. However, we reserve the right to postpone payment for not more than six months from the date we receive your request. If payment is deferred after the 30 days, we will continue to credit the current interest rate. We will send you the Variable Account surrender or withdrawal amount within seven calendar days after we receive your request.

SURRENDER CHARGE - The surrender charge is a portion of the total accumulation value we keep if you make a withdrawal from or surrender the Fixed Account or Variable Account. The rate varies by contract year as shown on the Contract Data pages.

EARLY WITHDRAWAL PENALTY - The early withdrawal penalty is a portion of the Fixed Account value we keep if any amount is withdrawn. There will be no early withdrawal penalty for partial withdrawals or surrenders on any Scheduled Update.

The early withdrawal penalty is established on the contract date but is not charged until the contract has been in force for five years. This penalty, which is shown on the Contract Data page, will not change until the contract anniversary prior to the Annuitant's attainment of age 65. At that time the fee will decrease by 1 percent per year.

If you transfer money from the Fixed Account to the Variable Account and withdraw or surrender within 365 days of the transfer, you will be charged the early withdrawal penalty. The early withdrawal penalty will not be charged if:

    1. the transfer occurred on a Scheduled Update; or

    2. the Scheduled Update occurred between the transfer and withdrawal or surrender date(s).

WAIVER OF SURRENDER CHARGES AND PENALTIES - No surrender charge or early withdrawal penalty will be made on a partial withdrawal or surrender from the Fixed Account or Variable Account:

    1. on this contract's Fixed Account value or Variable Account value applied to the payment of either annuity income Options 1, 2, 6 or 7; or

    2. on or after the Maturity Date if this contract has been in force for at least 10 years; or

    3. if annuity income payments are selected to be made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

    4. if an Annuitant is disabled continuously for three months as defined by IRC Section 72(m)(7) and satisfactory proof of such disability is sent to the Home Office; or

    5. on any Scheduled Update.

In addition, neither the surrender charge nor the early withdrawal penalty is applicable if:

    1. a partial withdrawal is made after the contract has been in force two years; and

    2.   it is more than 12 months since the last withdrawal was made; and

    3. the amount withdrawn is not more than 15 percent of the total accumulation value.

SECTION 11. ANNUITY INCOME OPTIONS

APPLICATION OF TOTAL ACCUMULATION VALUE - On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the total accumulation value shall be applied to the payment of the annuity income option elected.

If the total accumulation value to be applied under any one fixed or variable annuity income option is less than $2,000 or would provide less than a $20 monthly annuity income payment, we will pay the total accumulation value in a lump sum to the payee.

Prior to the payment of any annuity income option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the correct age.

OPTION TO PURCHASE ADDITIONAL ANNUITY BENEFITS AT MATURITY - You may purchase an additional annuity benefit at the Maturity Date which would increase your total accumulation value. To do so, you must send a written request to the Home Office. We must receive this request along with a payment for the benefit before the Maturity Date. The premium tax, if any, will be deducted from this payment.

RETIREMENT BONUS - If the Annuitant elects Option 1, 2, 6 or 7, we will increase by 1 percent the total accumulation value applied to the elected option. This bonus will apply only to the first $1 million of total accumulation value applied to these options.

The Company may elect to pay an additional bonus in excess of the 1 percent. Any additional value will be applied on an equitable basis and credited to the classes in this contract.

ELECTION OF OPTION - At least 30 days prior to the Maturity Date, you may elect by written request an annuity income option or change a previous election. We must receive the written request at the Home Office. If the Annuitant dies before the Maturity Date, the beneficiary may elect an annuity income option. This election must be made within 60 days after we receive proof of the Annuitant's death.

ABSENCE OF ELECTION - If no valid election has been made, the total accumulation value, if any, will be paid as follows:

    1. the Fixed Account value will be paid in the form of a fixed life income with 10-year period certain (see Option 1 for details); and

    2. the Variable Account value will be paid in the form of a variable life income with 10-year period certain (see Option 6 for details).

MISSTATEMENT OF AGE - If the age of the Annuitant or any other payee has been misstated, the annuity income payments under this contract will be that amount which the purchase payments would have provided at the correct age. We will require proof of the correct age.

If the income payments were too large because of a misstatement, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

PROOF OF SURVIVAL - We may require proper proof that a payee, beneficiary, or an Annuitant is living when payment depends upon such person's survival. Proof includes a dated and witnessed signature.

SUPPLEMENTAL CONTRACT - We will issue a supplemental contract for each annuity income option chosen.

Each income payment shall be made as of the first business day of the month. For Options 1, 2, 3, 4, 6 and 7 the first payment will be made on or before the 15th business day of the month following receipt of your request and the Maturity Date. Subsequent income payments for options will be made as of the first business day of each succeeding month unless another mode of payment is selected and has been approved by us. For Option 5, the income payment will be made as of the first business day after the end of the payment period.

If the original payee dies after income payments begin, the beneficiary of such payee will be paid:

    1. under Options 1 and 6, the rest of the annuity income payments during the period certain, if any; or

    2. under Options 3 and 4, the rest of the annuity income payments due, if any; or

    3. under Option 5, the present value plus unpaid interest, if any.

If no beneficiary is living at the time of the payee's death, the present value, if any, of the remaining income payments will be paid in a lump sum to the estate of such payee. If the payee dies and the option elected does not provide for continued payments, the supplemental contract will terminate.

Under the supplemental contract, the present value of any option will be figured at the interest rate used to determine the income payment. In no case will a lump sum distribution be allowed under Options 1, 2, 6 and 7 during the lifetime of the original payee(s).

Unless you elect otherwise, the payee will have the right under Options 3, 4 and 5 to terminate the supplemental contract. In this case the payee will receive the present value in one lump sum payment.

VARIABLE INCOME PAYMENTS - The total accumulation value applied to the variable income payments is allocated to the division(s) as you instructed. The dollar amount of the first monthly payment of each division to be made under a variable annuity option will be determined by applying the amount of the total accumulation value allocated to that division to the appropriate rate in the annuity income option tables.

The variable income payment of each division is determined by multiplying the number of variable retirement units by the value of such unit for the corresponding division. Within each division, the number of variable retirement units is determined by dividing the:
    -     amount of the first monthly payment;

          by

    - the value of a variable retirement unit in the appropriate division on the valuation date coincident with the date that the accumulation value was applied toward the variable annuity option(s).

The number of such units will not change when figuring the second and subsequent income payments. Under Option 7 such units will be reduced upon the death of the first payee to the survivor percentage previously elected.

The second and subsequent payments will be based on the investment experience of the corresponding mutual fund(s). The value of each variable retirement unit for each division was initially set at $10 as of the date income payments were first figured. Subsequent variable retirement unit values of any division are determined by multiplying the previous variable retirement unit value by the current net investment factor.

The net investment factor for each division is computed by dividing (a) by (b) and multiplying by (c) where:

    (a) is the current net asset value per share on the last valuation date plus any dividends or other distributions in the current valuation period;

    (b) is the net asset value of such shares on the last valuation date of the preceding valuation period; and

    (c) is the investment multiplier which is shown on the Contract Data pages and reflects the guaranteed annuity income option rate and the mortality and expense risk fee.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each division is determined by dividing the net assets of each division by the number of shares outstanding for each respective division.

FIXED ANNUITY INCOME OPTIONS -

OPTION 1. FIXED LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay an income based on the attained age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1.

OPTION 2. JOINT LIFE AND SURVIVOR ANNUITY - We will pay an income for as long as either or both payees live. The income will be based on the ages of the two payees. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. Income payments will cease following the death of the surviving payee. See Tables 2, 3 and 4.

OPTION 3. INCOME FOR A FIXED PERIOD - We will pay an income for a specified number of years, one through 30 years. But, income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code. The payments will be made in equal installments. See Table 5.

OPTION 4. INCOME FOR A FIXED AMOUNT - We will pay an income of a specified amount until the total accumulation value and interest are all paid out to the payee. The income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code.

OPTION 5. INTEREST INCOME PAYMENTS - We will hold the total accumulation value and pay interest at a rate we determine. Interest will be credited at the end of each payment period. The payee may elect another option at the end of any payment period. Subject to the restrictions imposed by the Internal Revenue Code, the payee may withdraw the total accumulation value in whole or in part upon written request. Distributions of both principal and interest must begin no later than the date specified by the Internal Revenue Code.

VARIABLE ANNUITY INCOME OPTIONS -

OPTION 6. VARIABLE LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay a variable income based on the attained age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund.

OPTION 7. VARIABLE INCOME FOR JOINT LIFE AND SURVIVOR ANNUITY - We will pay a variable income for as long as either or both payees live. The variable income will be based on the ages of the two payees. See Table 2, 3 or 4 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. The variable income payments will cease following the death of the surviving payee.

OTHER ANNUITY OPTIONS - Upon your request, we may make other fixed and variable annuity options available.

BASIS OF ANNUITY INCOME OPTION TABLES - The following tables show the dollar amount of monthly annuity income payments for the payee's attained age when the supplemental contract is issued.

The amount of each fixed income payment under Options 1, 2, and 3 will never be less than that shown in the annuity income option tables. The guaranteed annuity option rate used for all fixed annuity income options is shown on the Contract Data pages. The guaranteed factors for lifetime options are based on the Annuity 2000 Mortality Table. The income payments under these options may be increased as we determine.

The age used in the annuity income option tables is the attained age of the payee when income payments begin. Amounts for ages not shown will be furnished upon request. If the income payments are to be paid other than monthly, multiply the monthly income payment by 2.992 to obtain the quarterly payment; multiply by
5.963 to obtain the semi-annual payment; and multiply by 11.838 to obtain the annual payment.


SECTION 12. ANNUITY INCOME OPTION TABLES
TABLE 1 - OPTIONS 1 AND 6
Income payments for life with or without a period certain
Equal monthly income payments for each $1,000 of accumulation value
--------------------------------------------------------------------------------------------------------------------------
   Attained                                                       Attained
    age of                                                         age of
     payee                    Period certain                        payee                   Period certain
------------       --------------------------------------         ---------      --------------------------------------
                   Life      10 yrs     15 yrs     20 yrs                        Life      10 yrs     15 yrs     20 yrs
                   ----      ------     ------     ------                        -----     ------     ------     ------


      55           4.19       4.16       4.12       4.06             68          5.73       5.55       5.30

      56           4.27       4.24       4.19       4.12             69          5.91       5.70       5.41

      57           4.35       4.32       4.27       4.19             70          6.11       5.86       5.53

      58           4.44       4.40       4.34       4.25             71          6.32       6.02       5.64

      59           4.54       4.49       4.42       4.32             72          6.55       6.20

      60           4.64       4.58       4.51       4.39             73          6.80       6.38

      61           4.75       4.68       4.59       4.46             74          7.07       6.57

      62           4.86       4.79       4.68       4.53             75          7.37       6.76

      63           4.98       4.90       4.78       4.60             76          7.68       6.96

      64           5.11       5.01       4.88       4.67             77          8.03       7.16

      65           5.25       5.14       4.98       4.75             78          8.40       7.36

      66           5.40       5.26       5.08                        79          8.80       7.56

      67           5.55       5.40       5.19                        80          9.23



TABLE 2 - OPTIONS 2 AND 7 Joint life income with 50 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
-------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees           55       56        57       58        59        60       61        62        63       64        65
--------------     -----     -----     -----    -----    -----     -----    ------    ------    -----    -----     -----


      55           4.19

      56           4.23      4.27

      57           4.27      4.31      4.35

      58           4.31      4.36      4.40     4.44

      59           4.36      4.40      4.44     4.49      4.54

      60           4.40      4.45      4.49     4.54      4.59      4.64

      61           4.45      4.50      4.54     4.59      4.64      4.69     4.75

      62           4.50      4.55      4.59     4.64      4.69      4.75     4.80      4.86

      63           4.55      4.60      4.65     4.70      4.75      4.80     4.86      4.92      4.98

      64           4.61      4.65      4.70     4.75      4.81      4.86     4.92      4.98      5.04     5.11

      65           4.66      4.71      4.76     4.81      4.87      4.92     4.98      5.05      5.11     5.18      5.25

      66           4.72      4.77      4.82     4.87      4.93      4.99     5.05      5.11      5.18     5.25      5.32

      67           4.78      4.83      4.88     4.94      5.00      5.06     5.12      5.18      5.25     5.32      5.40

      68           4.84      4.89      4.95     5.00      5.06      5.12     5.19      5.26      5.33     5.40      5.48

      69           4.90      4.96      5.01     5.07      5.13      5.20     5.26      5.33      5.41     5.48      5.56

      70           4.97      5.03      5.08     5.14      5.21      5.27     5.34      5.41      5.49     5.56      5.65



TABLE 3 - OPTIONS 2 AND 7
Joint life income with 66 2/3 percent to survivor Initial monthly income payments for each $1,000 of accumulation value
-------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees           55       56        57       58        59        60       61        62        63       64        65
--------------     ----      ----      ----     ----      ----      ----     ----      ----      ----     ----       ----


      55           4.02

      56           4.06      4.10

      57           4.09      4.13      4.17

      58           4.13      4.17      4.21     4.25

      59           4.17      4.21      4.25     4.29      4.33

      60           4.20      4.25      4.29     4.33      4.38      4.42

      61           4.24      4.29      4.33     4.37      4.42      4.47     4.52

      62           4.28      4.33      4.37     4.42      4.47      4.52     4.57      4.62

      63           4.32      4.37      4.41     4.46      4.51      4.56     4.62      4.67      4.72

      64           4.36      4.41      4.46     4.51      4.56      4.61     4.67      4.72      4.78     4.84

      65           4.40      4.45      4.50     4.55      4.61      4.66     4.72      4.78      4.84     4.90      4.96

      66           4.44      4.49      4.55     4.60      4.66      4.71     4.77      4.83      4.90     4.96      5.02

      67           4.49      4.54      4.59     4.65      4.71      4.77     4.83      4.89      4.95     5.02      5.09

      68           4.53      4.58      4.64     4.70      4.76      4.82     4.88      4.95      5.02     5.08      5.16

      69           4.57      4.63      4.69     4.75      4.81      4.87     4.94      5.01      5.08     5.15      5.22

      70           4.62      4.68      4.74     4.80      4.86      4.93     5.00      5.07      5.14     5.22      5.29




TABLE 4 - OPTIONS 2 AND 7
Joint life income with 100 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees          55       56        57       58        59        60       61        62        63       64        65
--------------     ----     -----     -----    -----     -----     -----    -----     ----      ----     -----     ----


      55           3.73

      56           3.75      3.78

      57           3.78      3.81      3.84

      58           3.81      3.84      3.87     3.91

      59           3.83      3.87      3.90     3.94      3.97

      60           3.86      3.89      3.93     3.97      4.01      4.04

      61           3.88      3.92      3.96     4.00      4.04      4.08     4.12

      62           3.90      3.94      3.99     4.03      4.07      4.12     4.16      4.20

      63           3.92      3.97      4.01     4.06      4.10      4.15     4.19      4.24      4.28

      64           3.94      3.99      4.04     4.09      4.13      4.18     4.23      4.28      4.33     4.37

      65           3.96      4.01      4.06     4.11      4.16      4.22     4.27      4.32      4.37     4.42      4.47

      66           3.98      4.03      4.08     4.14      4.19      4.25     4.30      4.36      4.41     4.47      4.52

      67           4.00      4.05      4.11     4.16      4.22      4.28     4.33      4.39      4.45     4.51      4.57

      68           4.01      4.07      4.13     4.18      4.24      4.30     4.37      4.43      4.49     4.55      4.62

      69           4.03      4.09      4.15     4.21      4.27      4.33     4.40      4.46      4.53     4.59      4.66

      70           4.04      4.10      4.16     4.23      4.29      4.36    4.424      4.49      4.56     4.63      4.71



TABLE 5 - OPTION 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of accumulation value
----------------------------------------------------------------------------------------------------------------------------

                            Monthly                                  Monthly                                  Monthly
 Number of years in         income         Number of years in        income         Number of years in        income
    fixed period            payment           fixed period           payment           fixed period           payment
-------------------         -------        ------------------        -------        ------------------        -------


          1                  84.47                 11                 8.86                  21                 5.32

          2                  42.86                 12                 8.24                  22                 5.15

          3                  28.99                 13                 7.71                  23                 4.99

          4                  22.06                 14                 7.26                  24                 4.84

          5                  17.91                 15                 6.87                  25                 4.71

          6                  15.14                 16                 6.53                  26                 4.59

          7                  13.16                 17                 6.23                  27                 4.47

          8                  11.68                 18                 5.96                  28                 4.37

          9                  10.53                 19                 5.73                  29                 4.27

         10                  9.61                  20                 5.51                  30                 4.18



HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT
NONPARTICIPATING C DIVIDENDS NOT PAID
ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.

We agree to provide the benefits described in this contract. Signed for the Company at Springfield, Illinois, as of the Contract Date.


       President            Countersigned                 Corporate Secretary

RIGHT TO CANCEL - YOU MAY CANCEL THIS CONTRACT BY DELIVERING OR MAILING A WRITTEN NOTICE TO US OR TO THE AGENT FROM WHOM YOU PURCHASED IT WITHIN 30 DAYS AFTER IT IS DELIVERED TO YOU. WE WILL REFUND ALL PURCHASE PAYMENTS MADE TO THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT VALUE WITHIN 10 DAYS AFTER WE RECEIVE NOTICE OF CANCELLATION AND THE RETURNED CONTRACT. ANY APPLICABLE PREMIUM TAX WILL BE DEDUCTED FROM THE PURCHASE PAYMENTS. UPON RETURN OF THE CONTRACT, IT SHALL BE VOID AS IF NONE HAD BEEN ISSUED.

IC-426000

This is a legal contract between the contract Owner and your insurance company.

This page provides a brief outline of some of the important features of your contract. It is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth in detail the rights and obligations of both you and your insurance company. It is IMPORTANT THAT YOU READ YOUR CONTRACT CAREFULLY.

This Individual Flexible Premium Deferred Fixed and Variable Retirement Annuity Contract provides for accumulation of value for income payments. Key contract fees, charges and guaranteed rates are shown on your Contract Data pages.

TABLE OF CONTENTS                                                     PAGE
Section 1. Contract Data.................................................2
Section 2. Fixed Account table of guaranteed values......................3
Section 3. Definitions of certain terms .................................4
Section 4. General provisions............................................6
Section 5. Ownership and beneficiary provisions..........................6
Section 6. Payments to the Company.......................................7
Section 7. Death benefit.................................................8
Section 8. The Fixed Account.............................................8
Section 9. The Variable Account..........................................9
Section 10. Withdrawal and surrender provisions.........................10
Section 11. Annuity income options......................................11
Section 12. Annuity income option tables................................16
Additional benefit provisions or restrictions, if any, and a copy of the application follow the annuity income option tables.

HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT
NONPARTICIPATING C DIVIDENDS NOT PAID
ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.


                            SECTION 1 - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]
CONTRACT DATE:                                     [05/01/1999]
MATURITY DATE:                                     [05/01/2034]
SCHEDULED UPDATE:                                  [05/01/2004]
INVESTMENT PERIOD:                                 [05]
AGE AT ISSUE:                                      [35]
SEX:                                               [MALE]

OWNER:                                             [JOHN DOE]

INCOME PAYMENTS:                                   INCOME PAYMENTS
                                                   WILL BEGIN ON THE MATURITY
                                                   DATE IF THE ANNUITANT IS THEN
                                                   LIVING. THESE INCOME PAYMENTS
                                                   ARE DETERMINED BY APPLYING
                                                   THE TOTAL ACCUMULATION VALUE
                                                   OF THE CONTRACT IN ACCORDANCE
                                                   WITH THE CONTRACT PROVISIONS.
                                                   THE FACTORS IN SECTION 12 ARE
                                                   GUARANTEED THROUGH THE
                                                   MATURITY DATE.

PURCHASE PAYMENT(S):

       MINIMUM INITIAL DEPOSIT:                    $50,000.00

       INITIAL PAYMENT                             $[ 50,000.00].  SEE APPLICATION FOR DETAILS OF ALLOCATIONS.

       SUBSEQUENT                                  PAYMENT(S) $[ 2,400.00] PER
                                                   YEAR, PAYABLE IN [12]
                                                   INSTALLMENT(S), TO BE
                                                   ALLOCATED AS FOLLOWS:


       FIXED ACCOUNT:                                                                            [100.00]%

       VARIABLE ACCOUNT:
                                                   HM BALANCED FUND                              [  0.00]%
                                                   HM INCOME FUND                                [  0.00]%
                                                   HM SHORT-TERM INVESTMENT FUND                 [  0.00]%
                                                   HM GROWTH FUND                                [  0.00]%
                                                   HM SOCIALLY RESPONSIBLE FUND                  [  0.00]%
                                                   HM INTERNATIONAL EQUITY FUND                  [  0.00]%
                                                   HM SMALL CAP GROWTH FUND                      [  0.00]%
                                                                            TOTAL                 100.00%


GUARANTEED INTEREST RATE:
       FIXED ACCOUNT:                              3.25% PER YEAR PRIOR TO THE START OF INCOME PAYMENTS.
       VARIABLE ACCOUNT:                           NONE.

SURRENDER CHARGE RATES:                            FIXED ACCOUNT AND VARIABLE ACCOUNT:
                                                   DURING CONTRACT YEAR                      % CHARGED
                                                                 1                              7%
                                                                 2                              6%
                                                                 3                              5%
                                                                 4                              5%
                                                                 5                              5%
                                                         THEREAFTER                             0%

                                       2



                      SECTION 1 (CONTINUED) - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

EARLY WITHDRAWAL PENALTY RATE

       FIXED ACCOUNT:                              DURING CONTRACT
                                                   YEARS 1 THROUGH 5 THE PENALTY
                                                   WILL BE ZERO. THEREAFTER THE
                                                   PENALTY WILL BE 5% UNTIL THE
                                                   CONTRACT ANNIVERSARY PRIOR TO
                                                   THE ANNUITANT'S ATTAINMENT OF
                                                   AGE 65. AT THAT TIME THE FEE
                                                   WILL DECREASE BY 1% PER YEAR.

       VARIABLE ACCOUNT:                           NONE

       THE EARLY WITHDRAWAL PENALTY IS WAIVED ON EACH SCHEDULED UPDATE.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE:

       FIXED ACCOUNT:                              NONE.

       VARIABLE ACCOUNT:                           1.15% PER YEAR.

GUARANTEED ANNUITY INCOME OPTION RATE:

       FIXED INCOME OPTIONS:                       3.0% PER YEAR

       VARIABLE INCOME OPTIONS:                    NONE.

INVESTMENT MULTIPLIER:                             .996617

DEATH BENEFIT:                                     THE BENEFICIARY WILL RECEIVE THE GREATER OF:
                                                   1) THE TOTAL ACCUMULATION VALUE LESS ANY APPLICABLE PREMIUM TAX; OR
                                                   2) THE SUM OF ALL PURCHASE PAYMENTS LESS ANY PARTIAL WITHDRAWALS; OR
                                                   3) PURCHASE PAYMENTS LESS ANY APPLICABLE PREMIUM TAX, OUTSTANDING LOAN
                                                   BALANCES AND/OR WITHDRAWALS, INCREASED BY 3% IF THE DEATH OCCURS PRIOR
                                                   TO THE MATURITY DATE OR AGE 70, WHICHEVER IS EARLIER.
                                                   SEE SECTION 7 OF THE CONTRACT FOR COMPLETE DETAILS.



                                       2A



                      SECTION 2 - FIXED ACCOUNT'S TABLE OF GUARANTEED MONTHLY INCOME AT MATURITY AND
                   MINIMUM ACCUMULATION AND SURRENDER VALUES*

CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

     CONTRACT                                     MINIMUM                      MINIMUM                  GUARANTEED
    ANNIVERSARY          ATTAINED               GUARANTEED                   GUARANTEED               MONTHLY INCOME
       DATE                 AGE                 ACCUM VALUE                SURRENDER VALUE              AT MATURITY


        1                  [36]               $ [261,195.26]                 $ [248,135.50]
        2                  [37]               $ [272,782.35]                 $ [259,143.23]
        3                  [38]               $ [284,774.99]                 $ [270,536.24]
        4                  [39]               $ [297,187.38]                 $ [282,328.01]
        5                  [40]               $ [310,034.20]                 $ [310,034.20]

        6                  [41]               $ [323,330.66]                 $ [307,164.13]
        7                  [42]               $ [337,092.49]                 $ [320,237.87]
        8                  [43]               $ [351,335.99]                 $ [333,769.19]
        9                  [44]               $ [366,078.01]                 $ [347,774.11]
       10                  [45]               $ [381,336.00]                 $ [381,336.00]

       11                  [46]               $ [397,128.02]                 $ [377,271.62]
       12                  [47]               $ [413,472.76]                 $ [392,799.12]
       13                  [48]               $ [430,389.57]                 $ [408,870.09]
       14                  [49]               $ [447,898.47]                 $ [425,503.55]
       15                  [50]               $ [466,020.18]                 $ [466,020.18]

       16                  [51]               $ [484,776.15]                 $ [460,537.34]
       17                  [52]               $ [504,188.58]                 $ [478,979.15]
       18                  [53]               $ [524,280.44]                 $ [498,066.42]
       19                  [54]               $ [545,075.52]                 $ [517,821.74]
       20                  [55]               $ [566,598.42]                 $ [566,598.42]                $ [2,380.61]

       25                  [60]               $ [686,053.82]                 $ [686,053.82]                $ [3,173.54]
       30                  [65]               $ [827,929.34]                 $ [803,091.46]                $ [4,297.11]
       35**                [70]               $ [996,432.98]                 $ [996,432.98]                $ [5,897.48]


* THIS ASSUMES THE INITIAL PURCHASE PAYMENT AND SUBSEQUENT PURCHASE PAYMENTS ALLOCATED TO THE FIXED ACCOUNT ARE PAID WHEN DUE, THAT ONLY GUARANTEED INTEREST IS CREDITED AND THAT NO PARTIAL WITHDRAWALS OR TRANSFERS TO OR FROM THE VARIABLE ACCOUNT HAVE BEEN MADE.

     GUARANTEED MONTHLY INCOME AT MATURITY IS BASED ON THE 10 YEAR CERTAIN AND LIFE ANNUITY INCOME OPTION.

**   THIS DATE REFERS TO THE MATURITY DATE.

     THIS TABLE DOES NOT REFLECT ANY VALUES ALLOCATED TO THE VARIABLE ACCOUNT.

SECTION 3. DEFINITIONS OF CERTAIN TERMS

"Annuitant" is the person insured in this contract as shown on the Contract Data pages.

"Annuity income option" is the method by which income payments are made at the Maturity Date or upon the Annuitant=s death.

"Beneficiary" is the person to whom the death benefit will be paid in the event of the death of the Annuitant prior to the election of an annuity income option.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Contract Date" is the effective date of this contract. It is the date from which purchase payment due dates, contract years and contract anniversaries are determined.

"Current interest rate" is the effective annual interest rate we will credit to the Fixed Account. It will be greater than or equal to the guaranteed interest rate.

"Death benefit" is the amount paid in the event of the death of an Annuitant prior to the election of an annuity income option.

"Division" is a part of the Separate Account in which money is invested in shares of a corresponding mutual fund. The Annuitant may direct payments to any or all divisions of the Separate Account. Divisions for each mutual fund are shown on the Contract Data pages.

"Early withdrawal penalty" is a portion of your Fixed Account value charged after the fifth contract year when you make a withdrawal from or surrender the Fixed Account.

"Fixed Account" is an interest-bearing account set up to receive net payments and transfers allocated to it.

"Fixed Account value" refers to the dollar value of the Fixed Account prior to the time annuity income payments begin.

"Guaranteed interest rate" is the minimum interest to be credited to the Fixed Account.

"Guaranteed annuity income option rate" is the minimum interest rate to be credited to a fixed income option and is used in the calculation of the investment multiplier for variable income options.

"Home Office" is our executive office at 1 Horace Mann Plaza, Springfield, Illinois, 62715-0001.

"Income payments" are payments we make to the payee.

"Investment period" is the time from one Scheduled Update until the next Scheduled Update.

"Mutual funds" are open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. These companies are shown on the Contract Data page and are referred to as variable accounts. Each mutual fund has a specific investment objective as stated in its prospectus. You should read the prospectus for complete details.

"Net payment" is the purchase payment less any applicable premium tax.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless otherwise stated in the application.

"Payee" is any person entitled to receive income payments under any annuity income option benefit. If the Owner is not the payee, the Owner would incur the tax liability.

"Present value" is a lump sum payment made instead of future periodic income payments. "Purchase payment" is a dollar amount paid to us in return for the benefits described in this contract.

"Purchase Payment" is a dollar amount paid to us in return for the benefits described in this Contract.

"Scheduled Update" is the date your investment period and current interest rate is updated for another period of time.

"Separate Account" is the segregated asset account which receives and invests net payments allocated to it. The Separate Account consists of various mutual funds which are shown on the Contract Data pages. You may direct payments to any or all of the mutual funds. You should read the prospectus for complete details of the specific mutual fund's investment objective.

"Supplemental contract" is an agreement setting forth the terms of the annuity income option elected.

"Surrender charge" is a portion of your total accumulation value charged when you make a withdrawal from or surrender the contract for its total accumulation value. "Surrender value" is the total accumulation value less the applicable surrender charge or early withdrawal penalty, if any.

"Surrender Value" is the total accumulation value less the applicable surrender charge or early withdrawal penalty, if any.

"Total accumulation value" is the sum of the Fixed Account value and the Variable Account value prior to the time annuity income payments begin.

"Valuation date" is any day on which the New York Stock Exchange is open for trading and on which the net value of each share of the mutual fund(s) is determined. See prospectus for details.

"Valuation period" is the period from the end of a valuation date to the end of the next valuation date, excluding the day the period begins and including the day it ends.

"Variable Account" is your portion of the Separate Account set up to receive the net payments and transfers allocated to it.

"Variable Account value" refers to the dollar value of the Variable Account prior to the time annuity income payments begin.

"Variable accumulation unit" is a measure used to determine the value of a particular division on or before the contract's Maturity Date. The value of a variable accumulation unit in a division depends on the investment experience of the corresponding mutual fund.

"Variable retirement unit" is a measure used to determine the amount payable from a particular division for a variable income payment. The value of a variable retirement unit in a division depends on the investment experience of the corresponding mutual fund.

SECTION 4. GENERAL PROVISIONS

ENTIRE CONTRACT - The contract is issued in consideration of your application and receipt of the purchase payments. Your application is attached to and made a part of this contract.

All statements made in your application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree to use only written statements made in this contract.

CHANGE OF CONTRACT PROVISIONS - We have the right to change the provisions of this contract for continued compliance under any federal or state laws that affect this contract.

This contract shall be deemed to include any provisions required by the state where it was issued.

No person other than our president, vice president, or the corporate secretary can change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by one of the officers named above.

INCONTESTABILITY - This contract shall be incontestable from the Contract Date.

MATURITY DATE - The Maturity Date is the date you select for the payee to begin receiving annuity income payments. It is shown on the Contract Data pages. The Maturity Date is the contract anniversary following the Annuitant's 70th birthday or the tenth contract anniversary, whichever is later. You may choose a different date if we agree. Income payments must begin no later than specified in the Internal Revenue Code.

ASSIGNMENT - You may assign or transfer this contract unless it is prohibited by the Internal Revenue Code. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be considered to have knowledge of it.

PERIODIC REPORTS - During each contract year prior to the Maturity Date, we will periodically send you reports which show your total accumulation value, purchase payment(s) and other contract transactions. At any time, you may request a statement of the contract's total accumulation value. We will send any other information or legally required reports to you at your last known address.

MINIMUM VALUES - All values and benefits for this contract are not less than the minimum required by the laws of the state in which it is delivered.

PREMIUM TAX - Any premium tax deducted will be determined by the Annuitant=s place of residence.

EXCHANGE OF CONTRACT - You may exchange this contract for another annuity contract we issue if we approve it.

SECTION 5. OWNERSHIP AND BENEFICIARY PROVISIONS

OWNERSHIP - The Owner of this contract is the Annuitant listed on the Contract Data pages unless another Owner is named. Unless you provide otherwise, the Owner may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

BENEFICIARY - The beneficiary is named in the application; however, you may change it.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

    1.   dies before or on the same date as the Annuitant; or

    2.   dies within 15 days after the Annuitant.

CHANGE OF BENEFICIARY - You may change the beneficiary of this contract during the lifetime of the Annuitant unless you have made an irrevocable beneficiary designation.

You must request the change in writing on a form satisfactory to us. You must send the request to our Home Office. A change is valid only when we receive it at our Home Office. Upon receipt and approval, it is effective as of the date you signed the written request. All changes are subject to any payments we make or other action we take before receipt of the written request.

SECTION 6. PAYMENTS TO THE COMPANY

PURCHASE PAYMENT - Your purchase payment is shown on the Contract Data pages. It is payable on or before the Contract Date. You may increase or decrease the payments. The payments may not be increased to an amount greater than allowed by the Internal Revenue Code. Payments may be stopped at any time, if needed.

The payment will be allocated to the Fixed Account and/or Variable Account as you elected in your most recent allocation instructions.

GRACE PERIOD - A grace period of 31 days shall be allowed for every purchase payment due after the first purchase payment.

PAID-UP VALUE - If any purchase payment of this contract is not paid within the grace period, the contract shall be considered paid-up. The paid-up value is the total accumulation value of the contract.

REINSTATEMENT - If the purchase payment has not been paid within the grace period and the contract has not been surrendered or canceled, it may be reinstated during the lifetime of the Annuitant and before the contract Maturity Date by resuming payments.

CONTRACT CANCELLATION - We reserve the right to cancel this contract if:

    1.   you have not made any purchase payments for two years; and

    2. the total accumulation value of this contract is less than that needed to purchase a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. When this contract is canceled, we will pay you the total accumulation value of the contract. Thereafter, we will be free of any contract liability for this canceled contract.

SECTION 7. DEATH BENEFIT

PAYMENT AT ANNUITANT'S DEATH - The Death benefit shall be paid upon the Annuitant's death if this contract has not been surrendered or an annuity income option has not been elected. The beneficiary may receive the Death benefit by electing an annuity income option or a lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. Proof of death includes a certified death certificate and a completed claimant=s statement. As of the date we receive such proof, we will pay the beneficiary the Death benefit, which is the greater of:

    1. the total accumulation value of this contract less any applicable premium tax; or

    2. the sum of all purchase payments paid under this contract less any partial withdrawals; or

    3. if the Annuitant dies prior to the Maturity Date or attainment of age 70, whichever is earlier, the beneficiary will receive the purchase payments paid under the contract, less any applicable premium tax, outstanding loan balances and/or withdrawals, increased by 3 percent compounded annually to the date of death.

SECTION 8. THE FIXED ACCOUNT

ALLOCATION AND CREDITS TO FIXED ACCOUNT - The Fixed Account will receive the net payments allocated to it and dollar amounts transferred from the Variable Account.

As of the date we receive your purchase payment for the Fixed Account, we will allocate the net payment to this account. As of the date we receive your request to transfer an amount from the Variable Account, we will deposit such amount to the Fixed Account. We must receive the purchase payment at the Home Office.

GUARANTEED INTEREST RATE - Guaranteed interest will be credited on a daily basis to the Fixed Account. This interest will be credited from the date we receive the purchase payment. The guaranteed interest rate for the Fixed Account value is shown on the Contract Data pages. This rate will never be changed throughout the lifetime of the contract.

CURRENT INTEREST RATE - We may pay interest in excess of the guaranteed amount. The current interest rate is declared in advance and will be credited on a daily basis to the Fixed Account. Any excess interest paid, as we determine, will be applied on an equitable basis and credited to the classes in this contract.

SCHEDULED UPDATE - Your investment period and current interest rate will be automatically updated on the contract's Scheduled Update. The new investment period will be set for a period equal to the initial investment period. You may select a different investment period if available. The final Scheduled Update will occur on the contract anniversary prior to the Annuitant's attainment of age 65.

We will send you a notice 90 days prior to each Scheduled Update. This notice will explain your options. If you choose, you may withdraw your total accumulation value without a Company surrender charge or early withdrawal penalty on this date. If you want a different investment period or choose to withdraw the total accumulation value, we must receive your written request at the Home Office prior to the Scheduled Update. If we do not receive a written request, we will automatically update your contract.

TRANSFERS - You may transfer money from the Fixed Account to various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Fixed Account value and the minimum amount allowed to maintain an account. Transfers may be made as often as you choose; however, no transfers between accounts are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

GUARANTEED RETURN OF PAYMENTS - We guarantee the return of the net payment(s) allocated to the Fixed Account upon surrender of this contract if:

    1.   this contract has been in force more than two years; and

    2.   no withdrawals or transfers have been made from the Fixed Account.

SECTION 9. THE VARIABLE ACCOUNT

ALLOCATIONS TO VARIABLE ACCOUNT - The Variable Account will receive the net payments allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of our Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Within each division, the value of a variable accumulation unit is determined by valuing daily the underlying securities within that division with a reduction for operating expenses and then dividing the result by the outstanding number of all variable accumulation units of that division. The value of each division=s variable accumulation unit depends on the investment experience of the corresponding mutual fund.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the same fund.

The increase or decrease in the number of variable accumulation units for a particular transaction is determined by dividing the dollar amount of the transaction by the unit value of the appropriate division.

The number of units the Annuitant has in a particular division on any date is equal to the sum of variable accumulation units that have been added through net payments, dividend distributions, and transfers minus the sum of variable accumulation units that have been withdrawn or transferred.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply your future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

TRANSFERS - You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Variable Account value and the minimum amount allowed to maintain an account. You may request transfers as often as you choose; however, no transfers are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.


MAXIMUM SURRENDER CHARGE - In no case will the surrender charge applied to the Variable Account value be greater than 8.5 percent of the purchase payments attributable to the amount surrendered from the Variable Account.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE - To cover the mortality risk and expense risk, we will charge your Variable Account a fee equivalent to the amount shown on the Contract Data pages. Further details of this fee are in the prospectus.

VOTING RIGHTS - We will vote shares held in the Separate Account according to your instructions. We will send the notices and instructions to the person having voting rights under this contract. We will cast votes for which we do not receive instructions in the same proportion as the votes for which we have received instructions.

SECTION 10. WITHDRAWAL AND SURRENDER PROVISIONS

CASH WITHDRAWAL AND SURRENDER PRIVILEGE - You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the total accumulation value. Any one withdrawal must be for an amount not less than the minimum set by the Company. We will send you the amount due.

We will calculate the total accumulation value of your contract as of the date we receive your written request at the Home Office. The written request must be on a form satisfactory to us. The payment from the Fixed Account is usually paid within 30 days. However, we reserve the right to postpone payment for not more than six months from the date we receive your request. If payment is deferred after the 30 days, we will continue to credit the current interest rate. We will send you the Variable Account surrender or withdrawal amount within seven calendar days after we receive your request.

SURRENDER CHARGE - The surrender charge is a portion of the total accumulation value we keep if you make a withdrawal from or surrender the Fixed Account or Variable Account. The rate varies by contract year as shown on the Contract Data pages.

EARLY WITHDRAWAL PENALTY - The early withdrawal penalty is a portion of the Fixed Account value we keep if any amount is withdrawn. There will be no early withdrawal penalty for partial withdrawals or surrenders on any Scheduled Update.

The early withdrawal penalty is established on the contract date but is not charged until the contract has been in force for five years. This penalty, which is shown on the Contract Data page, will not change until the contract anniversary prior to the Annuitant's attainment of age 65. At that time the fee will decrease by 1 percent per year.

If you transfer money from the Fixed Account to the Variable Account and withdraw or surrender within 365 days of the transfer, you will be charged the early withdrawal penalty. The early withdrawal penalty will not be charged if:

    1. the transfer occurred on a Scheduled Update; or

    2. the Scheduled Update occurred between the transfer and withdrawal or surrender date(s).

WAIVER OF SURRENDER CHARGES AND PENALTIES - No surrender charge or early withdrawal penalty will be made on a partial withdrawal or surrender from the Fixed Account or Variable Account:

    1. on this contract's Fixed Account value or Variable Account value applied to the payment of either annuity income Options 1, 2, 6 or 7; or

    2. on or after the Maturity Date if this contract has been in force for at least 10 years; or

    3. if annuity income payments are selected to be made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

    4. if an Annuitant is disabled continuously for three months as defined by IRC Section 72(m)(7) and satisfactory proof of such disability is sent to the Home Office; or

    5. on any Scheduled Update.

In addition, neither the surrender charge nor the early withdrawal penalty is applicable if:

    1. a partial withdrawal is made after the contract has been in force two years; and

    2.   it is more than 12 months since the last withdrawal was made; and

    3. the amount withdrawn is not more than 15 percent of the total accumulation value.

SECTION 11. ANNUITY INCOME OPTIONS

APPLICATION OF TOTAL ACCUMULATION VALUE - On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the total accumulation value shall be applied to the payment of the annuity income option elected.

If the total accumulation value to be applied under any one fixed or variable annuity income option is less than $2,000 or would provide less than a $20 monthly annuity income payment, we will pay the total accumulation value in a lump sum to the payee.

Prior to the payment of any annuity income option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the correct age.

OPTION TO PURCHASE ADDITIONAL ANNUITY BENEFITS AT MATURITY - You may purchase an additional annuity benefit at the Maturity Date which would increase your total accumulation value. To do so, you must send a written request to the Home Office. We must receive this request along with a payment for the benefit before the Maturity Date. The premium tax, if any, will be deducted from this payment.

ELECTION OF OPTION - At least 30 days prior to the Maturity Date, you may elect by written request an annuity income option or change a previous election. We must receive the written request at the Home Office. If the Annuitant dies before the Maturity Date, the beneficiary may elect an annuity income option. This election must be made within 60 days after we receive proof of the Annuitant's death.

ABSENCE OF ELECTION - If no valid election has been made, the total accumulation value, if any, will be paid as follows:

    1. the Fixed Account value will be paid in the form of a fixed life income with 10-year period certain (see Option 1 for details); and

    2. the Variable Account value will be paid in the form of a variable life income with 10-year period certain (see Option 6 for details).

MISSTATEMENT OF AGE - If the age of the Annuitant or any other payee has been misstated, the annuity income payments under this contract will be that amount which the purchase payments would have provided at the correct age. We will require proof of the correct age.

If the income payments were too large because of a misstatement, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

PROOF OF SURVIVAL - We may require proper proof that a payee, beneficiary, or an Annuitant is living when payment depends upon such person's survival. Proof includes a dated and witnessed signature.

SUPPLEMENTAL CONTRACT - We will issue a supplemental contract for each annuity income option chosen.

Each income payment shall be made as of the first business day of the month. For Options 1, 2, 3, 4, 6 and 7 the first payment will be made on or before the 15th business day of the month following receipt of your request and the Maturity Date. Subsequent income payments for options will be made as of the first business day of each succeeding month unless another mode of payment is selected and has been approved by us. For Option 5, the income payment will be made as of the first business day after the end of the payment period.

If the original payee dies after income payments begin, the beneficiary of such payee will be paid:

    1. under Options 1 and 6, the rest of the annuity income payments during the period certain, if any; or

    2. under Options 3 and 4, the rest of the annuity income payments due, if any; or

    3. under Option 5, the present value plus unpaid interest, if any.

If no beneficiary is living at the time of the payee's death, the present value, if any, of the remaining income payments will be paid in a lump sum to the estate of such payee. If the payee dies and the option elected does not provide for continued payments, the supplemental contract will terminate.

Under the supplemental contract, the present value of any option will be figured at the interest rate used to determine the income payment. In no case will a lump sum distribution be allowed under Options 1, 2, 6 and 7 during the lifetime of the original payee(s).

Unless you elect otherwise, the payee will have the right under Options 3, 4 and 5 to terminate the supplemental contract. In this case the payee will receive the present value in one lump sum payment.

VARIABLE INCOME PAYMENTS - The total accumulation value applied to the variable income payments is allocated to the division(s) as you instructed. The dollar amount of the first monthly payment of each division to be made under a variable annuity option will be determined by applying the amount of the total accumulation value allocated to that division to the appropriate rate in the annuity income option tables.

The variable income payment of each division is determined by multiplying the number of variable retirement units by the value of such unit for the corresponding division. Within each division, the number of variable retirement units is determined by dividing the:
    -     amount of the first monthly payment;

          by

    - the value of a variable retirement unit in the appropriate division on the valuation date coincident with the date that the accumulation value was applied toward the variable annuity option(s).

The number of such units will not change when figuring the second and subsequent income payments. Under Option 7 such units will be reduced upon the death of the first payee to the survivor percentage previously elected.

The second and subsequent payments will be based on the investment experience of the corresponding mutual fund(s). The value of each variable retirement unit for each division was initially set at $10 as of the date income payments were first figured. Subsequent variable retirement unit values of any division are determined by multiplying the previous variable retirement unit value by the current net investment factor.

The net investment factor for each division is computed by dividing (a) by (b) and multiplying by (c) where:

    (a) is the current net asset value per share on the last valuation date plus any dividends or other distributions in the current valuation period;

    (b) is the net asset value of such shares on the last valuation date of the preceding valuation period; and

    (c) is the investment multiplier which is shown on the Contract Data pages and reflects the guaranteed annuity income option rate and the mortality and expense risk fee.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each division is determined by dividing the net assets of each division by the number of shares outstanding for each respective division.

FIXED ANNUITY INCOME OPTIONS -

OPTION 1. FIXED LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay an income based on the attained age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1.

OPTION 2. JOINT LIFE AND SURVIVOR ANNUITY - We will pay an income for as long as either or both payees live. The income will be based on the ages of the two payees. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. Income payments will cease following the death of the surviving payee. See Tables 2, 3 and 4.

OPTION 3. INCOME FOR A FIXED PERIOD - We will pay an income for a specified number of years, one through 30 years. But, income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code. The payments will be made in equal installments. See Table 5.

OPTION 4. INCOME FOR A FIXED AMOUNT - We will pay an income of a specified amount until the total accumulation value and interest are all paid out to the payee. The income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code.

OPTION 5. INTEREST INCOME PAYMENTS - We will hold the total accumulation value and pay interest at a rate we determine. Interest will be credited at the end of each payment period. The payee may elect another option at the end of any payment period. Subject to the restrictions imposed by the Internal Revenue Code, the payee may withdraw the total accumulation value in whole or in part upon written request. Distributions of both principal and interest must begin no later than the date specified by the Internal Revenue Code.

VARIABLE ANNUITY INCOME OPTIONS -

OPTION 6. VARIABLE LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay a variable income based on the attained age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund.

OPTION 7. VARIABLE INCOME FOR JOINT LIFE AND SURVIVOR ANNUITY - We will pay a variable income for as long as either or both payees live. The variable income will be based on the ages of the two payees. See Table 2, 3 or 4 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. The variable income payments will cease following the death of the surviving payee.

OTHER ANNUITY OPTIONS - Upon your request, we may make other fixed and variable annuity options available.

BASIS OF ANNUITY INCOME OPTION TABLES - The following tables show the dollar amount of monthly annuity income payments for the payee's attained age when the supplemental contract is issued.

The amount of each fixed income payment under Options 1, 2, and 3 will never be less than that shown in the annuity income option tables. The guaranteed annuity option rate used for all fixed annuity income options is shown on the Contract Data pages. The guaranteed factors for lifetime options are based on the Annuity 2000 Mortality Table. The income payments under these options may be increased as we determine.

The age used in the annuity income option tables is the attained age of the payee when income payments begin. Amounts for ages not shown will be furnished upon request. If the income payments are to be paid other than monthly, multiply the monthly income payment by 2.992 to obtain the quarterly payment; multiply by
5.963 to obtain the semi-annual payment; and multiply by 11.838 to obtain the annual payment.


SECTION 12. ANNUITY INCOME OPTION TABLES
TABLE 1 - OPTIONS 1 AND 6
Income payments for life with or without a period certain
Equal monthly income payments for each $1,000 of accumulation value
--------------------------------------------------------------------------------------------------------------------------
   Attained                                                       Attained
    age of                                                         age of
     payee                    Period certain                        payee                   Period certain
------------       --------------------------------------         ---------      --------------------------------------
                   Life      10 yrs     15 yrs     20 yrs                        Life      10 yrs     15 yrs     20 yrs
                   ----      ------     ------     ------                        -----     ------     ------     ------


      55           4.19       4.16       4.12       4.06             68          5.73       5.55       5.30

      56           4.27       4.24       4.19       4.12             69          5.91       5.70       5.41

      57           4.35       4.32       4.27       4.19             70          6.11       5.86       5.53

      58           4.44       4.40       4.34       4.25             71          6.32       6.02       5.64

      59           4.54       4.49       4.42       4.32             72          6.55       6.20

      60           4.64       4.58       4.51       4.39             73          6.80       6.38

      61           4.75       4.68       4.59       4.46             74          7.07       6.57

      62           4.86       4.79       4.68       4.53             75          7.37       6.76

      63           4.98       4.90       4.78       4.60             76          7.68       6.96

      64           5.11       5.01       4.88       4.67             77          8.03       7.16

      65           5.25       5.14       4.98       4.75             78          8.40       7.36

      66           5.40       5.26       5.08                        79          8.80       7.56

      67           5.55       5.40       5.19                        80          9.23



TABLE 2 - OPTIONS 2 AND 7 Joint life income with 50 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
-------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees           55       56        57       58        59        60       61        62        63       64        65
--------------     -----     -----     -----    -----    -----     -----    ------    ------    -----    -----     -----


      55           4.19

      56           4.23      4.27

      57           4.27      4.31      4.35

      58           4.31      4.36      4.40     4.44

      59           4.36      4.40      4.44     4.49      4.54

      60           4.40      4.45      4.49     4.54      4.59      4.64

      61           4.45      4.50      4.54     4.59      4.64      4.69     4.75

      62           4.50      4.55      4.59     4.64      4.69      4.75     4.80      4.86

      63           4.55      4.60      4.65     4.70      4.75      4.80     4.86      4.92      4.98

      64           4.61      4.65      4.70     4.75      4.81      4.86     4.92      4.98      5.04     5.11

      65           4.66      4.71      4.76     4.81      4.87      4.92     4.98      5.05      5.11     5.18      5.25

      66           4.72      4.77      4.82     4.87      4.93      4.99     5.05      5.11      5.18     5.25      5.32

      67           4.78      4.83      4.88     4.94      5.00      5.06     5.12      5.18      5.25     5.32      5.40

      68           4.84      4.89      4.95     5.00      5.06      5.12     5.19      5.26      5.33     5.40      5.48

      69           4.90      4.96      5.01     5.07      5.13      5.20     5.26      5.33      5.41     5.48      5.56

      70           4.97      5.03      5.08     5.14      5.21      5.27     5.34      5.41      5.49     5.56      5.65



TABLE 3 - OPTIONS 2 AND 7
Joint life income with 66 2/3 percent to survivor Initial monthly income payments for each $1,000 of accumulation value
-------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees           55       56        57       58        59        60       61        62        63       64        65
--------------     ----      ----      ----     ----      ----      ----     ----      ----      ----     ----       ----


      55           4.02

      56           4.06      4.10

      57           4.09      4.13      4.17

      58           4.13      4.17      4.21     4.25

      59           4.17      4.21      4.25     4.29      4.33

      60           4.20      4.25      4.29     4.33      4.38      4.42

      61           4.24      4.29      4.33     4.37      4.42      4.47     4.52

      62           4.28      4.33      4.37     4.42      4.47      4.52     4.57      4.62

      63           4.32      4.37      4.41     4.46      4.51      4.56     4.62      4.67      4.72

      64           4.36      4.41      4.46     4.51      4.56      4.61     4.67      4.72      4.78     4.84

      65           4.40      4.45      4.50     4.55      4.61      4.66     4.72      4.78      4.84     4.90      4.96

      66           4.44      4.49      4.55     4.60      4.66      4.71     4.77      4.83      4.90     4.96      5.02

      67           4.49      4.54      4.59     4.65      4.71      4.77     4.83      4.89      4.95     5.02      5.09

      68           4.53      4.58      4.64     4.70      4.76      4.82     4.88      4.95      5.02     5.08      5.16

      69           4.57      4.63      4.69     4.75      4.81      4.87     4.94      5.01      5.08     5.15      5.22

      70           4.62      4.68      4.74     4.80      4.86      4.93     5.00      5.07      5.14     5.22      5.29




TABLE 4 - OPTIONS 2 AND 7
Joint life income with 100 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees          55       56        57       58        59        60       61        62        63       64        65
--------------     ----     -----     -----    -----     -----     -----    -----     ----      ----     -----     ----


      55           3.73

      56           3.75      3.78

      57           3.78      3.81      3.84

      58           3.81      3.84      3.87     3.91

      59           3.83      3.87      3.90     3.94      3.97

      60           3.86      3.89      3.93     3.97      4.01      4.04

      61           3.88      3.92      3.96     4.00      4.04      4.08     4.12

      62           3.90      3.94      3.99     4.03      4.07      4.12     4.16      4.20

      63           3.92      3.97      4.01     4.06      4.10      4.15     4.19      4.24      4.28

      64           3.94      3.99      4.04     4.09      4.13      4.18     4.23      4.28      4.33     4.37

      65           3.96      4.01      4.06     4.11      4.16      4.22     4.27      4.32      4.37     4.42      4.47

      66           3.98      4.03      4.08     4.14      4.19      4.25     4.30      4.36      4.41     4.47      4.52

      67           4.00      4.05      4.11     4.16      4.22      4.28     4.33      4.39      4.45     4.51      4.57

      68           4.01      4.07      4.13     4.18      4.24      4.30     4.37      4.43      4.49     4.55      4.62

      69           4.03      4.09      4.15     4.21      4.27      4.33     4.40      4.46      4.53     4.59      4.66

      70           4.04      4.10      4.16     4.23      4.29      4.36    4.424      4.49      4.56     4.63      4.71



TABLE 5 - OPTION 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of accumulation value
----------------------------------------------------------------------------------------------------------------------------

                            Monthly                                  Monthly                                  Monthly
 Number of years in         income         Number of years in        income         Number of years in        income
    fixed period            payment           fixed period           payment           fixed period           payment
-------------------         -------        ------------------        -------        ------------------        -------


          1                  84.47                 11                 8.86                  21                 5.32

          2                  42.86                 12                 8.24                  22                 5.15

          3                  28.99                 13                 7.71                  23                 4.99

          4                  22.06                 14                 7.26                  24                 4.84

          5                  17.91                 15                 6.87                  25                 4.71

          6                  15.14                 16                 6.53                  26                 4.59

          7                  13.16                 17                 6.23                  27                 4.47

          8                  11.68                 18                 5.96                  28                 4.37

          9                  10.53                 19                 5.73                  29                 4.27

         10                  9.61                  20                 5.51                  30                 4.18



HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT

NONPARTICIPATING - DIVIDENDS NOT PAID

ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.

We agree to provide the benefits described in this contract. Signed for the Company at Springfield, Illinois, as of the Contract Date.


       President              Countersigned                 Corporate Secretary

RIGHT TO CANCEL - YOU MAY CANCEL THIS CONTRACT BY DELIVERING OR MAILING A WRITTEN NOTICE TO US OR TO THE AGENT FROM WHOM YOU PURCHASED IT WITHIN 30 DAYS AFTER IT IS DELIVERED TO YOU. WE WILL REFUND ALL PURCHASE PAYMENTS MADE TO THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT VALUE WITHIN 10 DAYS AFTER WE RECEIVE NOTICE OF CANCELLATION AND THE RETURNED CONTRACT. ANY APPLICABLE PREMIUM TAX WILL BE DEDUCTED FROM THE PURCHASE PAYMENTS. UPON RETURN OF THE CONTRACT, IT SHALL BE VOID AS IF NONE HAD BEEN ISSUED.

IC-430000

This is a legal contract between the contract Owner and your insurance company.

This page provides a brief outline of some of the important features of your contract. It is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth in detail the rights and obligations of both you and your insurance company. It is IMPORTANT THAT YOU READ YOUR CONTRACT CAREFULLY.

This Individual Flexible Premium Deferred Fixed and Variable Retirement Annuity Contract provides for accumulation of value for income payments. Key contract fees, charges and guaranteed rates are shown on the Contract Data pages.

TABLE OF CONTENTS                                                        PAGE
Section 1. Contract Data....................................................2
Section 2. Fixed Account table of guaranteed values.........................3
Section 3. Definitions of certain terms ....................................4
Section 4. General provisions...............................................5
Section 5. Ownership and beneficiary provisions.............................6
Section 6. Payments to the Company..........................................7
Section 7. Death benefit....................................................7
Section 8. The Fixed Account................................................8
Section 9. The Variable Account.............................................8
Section 10. Withdrawal and surrender provisions............................10
Section 11. Annuity income options.........................................10
Section 12. Annuity income option tables...................................15
Additional benefit provisions or restrictions, if any, and a copy of the application follow the annuity income option tables.

HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT

NONPARTICIPATING - DIVIDENDS NOT PAID

ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.


                            SECTION 1 - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]
CONTRACT DATE:                                     [05/01/1999]
MATURITY DATE:                                     [05/01/2014]
AGE AT ISSUE:                                      [55]
SEX:                                               [MALE]

OWNER:                                             [JOHN DOE]

INCOME PAYMENTS:                                   INCOME PAYMENTS
                                                   WILL BEGIN ON THE MATURITY
                                                   DATE IF THE ANNUITANT IS THEN
                                                   LIVING. THESE INCOME PAYMENTS
                                                   ARE DETERMINED BY APPLYING
                                                   THE TOTAL ACCUMULATION VALUE
                                                   OF THE CONTRACT IN ACCORDANCE
                                                   WITH THE CONTRACT PROVISIONS.
                                                   THE FACTORS IN SECTION 12 ARE
                                                   GUARANTEED THROUGH THE
                                                   MATURITY DATE.

PURCHASE PAYMENT(S):

       MINIMUM INITIAL DEPOSIT:                    $100,000.00

       INITIAL PAYMENT:                            $[ 100,000.00].  SEE APPLICATION FOR DETAILS OF ALLOCATIONS.

       SUBSEQUENT PAYMENT(S):                      $[    2,400.00] PER YEAR, PAYABLE IN [12] INSTALLMENT(S), TO BE
                                                   ALLOCATED AS FOLLOWS:


       FIXED ACCOUNT:                                                                            [100.00]%

       VARIABLE ACCOUNT:
                                                   HM BALANCED FUND                              [  0.00]%
                                                   HM INCOME FUND                                [  0.00]%
                                                   HM SHORT-TERM INVESTMENT FUND                 [  0.00]%
                                                   HM GROWTH FUND                                [  0.00]%
                                                   HM SOCIALLY RESPONSIBLE FUND                  [  0.00]%
                                                   HM INTERNATIONAL EQUITY FUND                  [  0.00]%
                                                   HM SMALL CAP GROWTH FUND                      [  0.00]%
                                                                            TOTAL                 100.00%


GUARANTEED INTEREST RATE:
       FIXED ACCOUNT:                              3.5% PER YEAR PRIOR TO THE START OF INCOME PAYMENTS.
       VARIABLE ACCOUNT:                           NONE.

SURRENDER CHARGE RATES:                            FIXED ACCOUNT AND VARIABLE ACCOUNT:
                                                   DURING CONTRACT YEAR                      % CHARGED
                                                                 1                              6%
                                                                 2                              5%
                                                                 3                              4%
                                                                 4                              3%
                                                                 5                              2%
                                                                 6                              1%
                                                         THEREAFTER                             0%





                      SECTION 1 (CONTINUED) - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]


ANNUAL MORTALITY RISK AND EXPENSE RISK FEE:

       FIXED ACCOUNT:                              NONE.

       VARIABLE ACCOUNT:                           1.05% PER YEAR.

GUARANTEED ANNUITY INCOME OPTION RATE:

       FIXED INCOME OPTIONS:                       3.0% PER YEAR

       VARIABLE INCOME OPTIONS:                    NONE.

INVESTMENT MULTIPLIER:                             .996697

DEATH BENEFIT:                                     THE BENEFICIARY WILL RECEIVE THE GREATER OF:
                                                   1) THE TOTAL ACCUMULATION VALUE LESS ANY APPLICABLE PREMIUM TAX; OR
                                                   2) THE SUM OF ALL PURCHASE PAYMENTS LESS ANY PARTIAL WITHDRAWALS; OR
                                                   3) PURCHASE PAYMENTS LESS ANY APPLICABLE  PREMIUM TAX, OUTSTANDING
                                                   LOAN BALANCES AND/OR WITHDRAWALS, INCREASED BY 3% IF THE DEATH OCCURS
                                                   PRIOR TO THE MATURITY DATE OR AGE 70, WHICHEVER IS EARLIER.
                                                   SEE SECTION 7 OF THE CONTRACT FOR COMPLETE DETAILS.

RETIREMENT BONUS:                                  THE FIRST $1 MILLION OF TOTAL ACCUMULATION VALUE USED TO PURCHASE
                                                   SPECIFIC INCOME OPTIONS WILL BE INCREASED BY 1%.  SEE SECTION 11 OF
                                                   THE CONTRACT FOR COMPLETE DETAILS.




                      SECTION 2 - FIXED ACCOUNT'S TABLE OF GUARANTEED MONTHLY INCOME AT MATURITY AND
                   MINIMUM ACCUMULATION AND SURRENDER VALUES*

CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

     CONTRACT                                     MINIMUM                      MINIMUM                  GUARANTEED
    ANNIVERSARY          ATTAINED               GUARANTEED                   GUARANTEED               MONTHLY INCOME
       DATE                 AGE                 ACCUM VALUE                SURRENDER VALUE              AT MATURITY


        1                  [56]               $ [105,945.26]                 $ [100,648.00]
        2                  [57]               $ [112,098.60]                 $ [107,614.66]
        3                  [58]               $ [118,467.31]                 $ [114,913.29]
        4                  [59]               $ [125,058.93]                 $ [122,557.75]
        5                  [60]               $ [131,881.25]                 $ [130,562.44]

        6                  [61]               $ [138,942.35]                 $ [138,942.35]
        7                  [62]               $ [146,250.59]                 $ [146,250.59]
        8                  [63]               $ [153,814.62]                 $ [153,814.62]
        9                  [64]               $ [161,643.39]                 $ [161,643.39]
       10                  [65]               $ [169,746.17]                 $ [169,746.17]                 $ [ 881.22]

       11                  [66]               $ [178,132.55]                 $ [178,132.55]
       12                  [67]               $ [186,812.45]                 $ [186,812.45]
       13                  [68]               $ [195,796.15]                 $ [195,796.15]
       14                  [69]               $ [205,094.28]                 $ [205,094.28]
       15**                [70]               $ [214,717.84]                 $ [214,717.84]                $ [1,270.82]


* THIS ASSUMES THE INITIAL PURCHASE PAYMENT AND SUBSEQUENT PURCHASE PAYMENTS ALLOCATED TO THE FIXED ACCOUNT ARE PAID WHEN DUE, THAT ONLY GUARANTEED INTEREST IS CREDITED AND THAT NO PARTIAL WITHDRAWALS OR TRANSFERS TO OR FROM THE VARIABLE ACCOUNT HAVE BEEN MADE.

     GUARANTEED MONTHLY INCOME AT MATURITY IS BASED ON THE 10 YEAR CERTAIN AND LIFE ANNUITY INCOME OPTION.

**   THIS DATE REFERS TO THE MATURITY DATE.

     THIS TABLE DOES NOT REFLECT ANY VALUES ALLOCATED TO THE VARIABLE ACCOUNT.

SECTION 3. DEFINITIONS OF CERTAIN TERMS

"Annuitant" is the person insured in this contract as shown on the Contract Data pages.

"Annuity income option" is the method by which income payments are made at the Maturity Date or upon the Annuitant's death.

"Beneficiary" is the person to whom the death benefit will be paid in the event of the death of the Annuitant prior to the election of an annuity income option.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Contract Date" is the effective date of this contract. It is the date from which purchase payment due dates, contract years and contract anniversaries are determined.

"Current interest rate" is the effective annual interest rate we will credit to the Fixed Account. It will be greater than or equal to the guaranteed interest rate.

"Death benefit" is the amount paid in the event of the death of an Annuitant prior to the election of an annuity income option.

"Division" is a part of the Separate Account in which money is invested in shares of a corresponding mutual fund. The Annuitant may direct payments to any or all divisions of the Separate Account. Divisions for each mutual fund are shown on the Contract Data pages.

"Fixed Account" is an interest-bearing account set up to receive net payments and transfers allocated to it.

"Fixed Account value" refers to the dollar value of the Fixed Account prior to the time annuity income payments begin.

"Guaranteed interest rate" is the minimum interest to be credited to the Fixed Account.

"Guaranteed annuity income option rate" is the minimum interest rate to be credited to a fixed income option and is used in the calculation of the investment multiplier for variable income options.

"Home Office" is our executive office at 1 Horace Mann Plaza, Springfield, Illinois, 62715-0001.

"Income payments" are payments we make to the payee.

"Mutual funds" are open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. These companies are shown on the Contract Data page and are referred to as variable accounts. Each mutual fund has a specific investment objective as stated in its prospectus. You should read the prospectus for complete details.

"Net payment" is the purchase payment less any applicable premium tax.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless otherwise stated in the application.

"Payee" is any person entitled to receive income payments under any annuity income option benefit. If the Owner is not the payee, the Owner would incur the tax liability.

"Present value" is a lump sum payment made instead of future periodic income payments.

"Purchase payment" is a dollar amount paid to us in return for the benefits described in this contract.

"Separate Account" is the segregated asset account which receives and invests net payments allocated to it. The Separate Account consists of various mutual funds which are shown on the Contract Data pages. You may direct payments to any or all of the mutual funds. You should read the prospectus for complete details of the specific mutual fund's investment objective.

"Supplemental contract" is an agreement setting forth the terms of the annuity income option elected.

"Surrender charge" is a portion of your total accumulation value charged when you make a withdrawal from or surrender the contract for its total accumulation value.

"Surrender value" is the total accumulation value less the applicable surrender charge, if any.

"Total accumulation value" is the sum of the Fixed Account value and the Variable Account value prior to the time annuity income payments begin.

"Valuation date" is any day on which the New York Stock Exchange is open for trading and on which the net value of each share of the mutual fund(s) is determined. See prospectus for details.

"Valuation period" is the period from the end of a valuation date to the end of the next valuation date, excluding the day the period begins and including the day it ends.

"Variable Account" is your portion of the Separate Account set up to receive the net payments and transfers allocated to it.

"Variable Account value" refers to the dollar value of the Variable Account prior to the time annuity income payments begin.

"Variable accumulation unit" is a measure used to determine the value of a particular division on or before the contract's Maturity Date. The value of a variable accumulation unit in a division depends on the investment experience of the corresponding mutual fund.

"Variable retirement unit" is a measure used to determine the amount payable from a particular division for a variable income payment. The value of a variable retirement unit in a division depends on the investment experience of the corresponding mutual fund.

SECTION 4. GENERAL PROVISIONS

ENTIRE CONTRACT - The contract is issued in consideration of your application and receipt of the purchase payments. Your application is attached to and made a part of this contract. All statements made in your application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree to use only written statements made in this contract.

CHANGE OF CONTRACT PROVISIONS - We have the right to change the provisions of this contract for continued compliance under any federal or state laws that affect this contract.

This contract shall be deemed to include any provisions required by the state where it was issued.

No person other than our president, vice president, or the corporate secretary can change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by one of the officers named above.

INCONTESTABILITY - This contract shall be incontestable from the Contract Date.

MATURITY DATE - The Maturity Date is the date you select for the payee to begin receiving annuity income payments. It is shown on the Contract Data pages. The Maturity Date is the contract anniversary following the Annuitant's 70th birthday or the tenth contract anniversary, whichever is later. You may choose a different date if we agree. Income payments must begin no later than specified in the Internal Revenue Code.

ASSIGNMENT - You may assign or transfer this contract unless it is prohibited by the Internal Revenue Code. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be considered to have knowledge of it.

PERIODIC REPORTS - During each contract year prior to the Maturity Date, we will periodically send you reports which show your total accumulation value, purchase payment(s) and other contract transactions. At any time, you may request a statement of the contract's total accumulation value. We will send any other information or legally required reports to you at your last known address.

MINIMUM VALUES - All values and benefits for this contract are not less than the minimum required by the laws of the state in which it is delivered.

PREMIUM TAX - Any premium tax deducted will be determined by the Annuitant's place of residence.

EXCHANGE OF CONTRACT CYou may exchange this contract for another annuity contract we issue if we approve it.

SECTION 5. OWNERSHIP AND BENEFICIARY PROVISIONS

OWNERSHIP - The Owner of this contract is the Annuitant listed on the Contract Data pages unless another Owner is named. Unless you provide otherwise, the Owner may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

BENEFICIARY - The beneficiary is named in the application; however, you may change it.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

    1.   dies before or on the same date as the Annuitant; or

    2.   dies within 15 days after the Annuitant.

CHANGE OF BENEFICIARY - You may change the beneficiary of this contract during the lifetime of the Annuitant unless you have made an irrevocable beneficiary designation.

You must request the change in writing on a form satisfactory to us. You must send the request to our Home Office. A change is valid only when we receive it at our Home Office. Upon receipt and approval, it is effective as of the date you signed the written request. All changes are subject to any payments we make or other action we take before receipt of the written request.

SECTION 6. PAYMENTS TO THE COMPANY

PURCHASE PAYMENT - Your purchase payment is shown on the Contract Data pages. It is payable on or before the Contract Date. You may increase or decrease the payments. The payments may not be increased to an amount greater than allowed by the Internal Revenue Code. Payments may be stopped at any time, if needed.

The payment will be allocated to the Fixed Account and/or Variable Account as you elected in your most recent allocation instructions.

GRACE PERIOD - A grace period of 31 days shall be allowed for every purchase payment due after the first purchase payment.

PAID-UP VALUE - If any purchase payment of this contract is not paid within the grace period, the contract shall be considered paid-up. The paid-up value is the total accumulation value of the contract.

REINSTATEMENT - If the purchase payment has not been paid within the grace period and the contract has not been surrendered or canceled, it may be reinstated during the lifetime of the Annuitant and before the contract Maturity Date by resuming payments.

CONTRACT CANCELLATION - We reserve the right to cancel this contract if:

    1. you have not made any purchase payments for two years; and

    2. the total accumulation value of this contract is less than that needed to purchase a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. When this contract is canceled, we will pay you the total accumulation value of the contract. Thereafter, we will be free of any contract liability for this canceled contract.

SECTION 7. DEATH BENEFIT

PAYMENT AT ANNUITANT'S DEATH - The Death benefit shall be paid upon the Annuitant's death if this contract has not been surrendered or an annuity income option has not been elected. The beneficiary may receive the Death benefit by electing an annuity income option or a lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. Proof of death includes a certified death certificate and a completed claimant=s statement. As of the date we receive such proof, we will pay the beneficiary the Death benefit, which is the greater of:

    1. the total accumulation value of this contract less any applicable premium tax; or

    2. the sum of all purchase payments paid under this contract less any partial withdrawals; or

    3. if the Annuitant dies prior to the Maturity Date or attainment of age 70, whichever is earlier, the beneficiary will receive the purchase payments paid under the contract, less any applicable premium tax, outstanding loan balances and/or withdrawals, increased by 3 percent compounded annually to the date of death.

SECTION 8. THE FIXED ACCOUNT

ALLOCATION AND CREDITS TO FIXED ACCOUNT - The Fixed Account will receive the net payments allocated to it and dollar amounts transferred from the Variable Account. As of the date we receive your purchase payment for the Fixed Account, we will allocate the net payment to this account. As of the date we receive your request to transfer an amount from the Variable Account, we will deposit such amount to the Fixed Account. We must receive the purchase payment at the Home Office.

GUARANTEED INTEREST RATE - Guaranteed interest will be credited on a daily basis to the Fixed Account. This interest will be credited from the date we receive the purchase payment. The guaranteed interest rate for the Fixed Account value is shown on the Contract Data pages. This rate will never be changed throughout the lifetime of the contract.

CURRENT INTEREST RATE - We may pay interest in excess of the guaranteed amount. The current interest rate is declared in advance and will be credited on a daily basis to the Fixed Account. Any excess interest paid, as we determine, will be applied on an equitable basis and credited to the classes in this contract.

TRANSFERS - You may transfer money from the Fixed Account to various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Fixed Account value and the minimum amount allowed to maintain an account. Transfers may be made as often as you choose; however, no transfers between accounts are allowed after income payments commence.
You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

GUARANTEED RETURN OF PAYMENTS - We guarantee the return of the net payment(s) allocated to the Fixed Account upon surrender of this contract if:

    1.   this contract has been in force more than two years; and

    2.   no withdrawals or transfers have been made from the Fixed Account.

SECTION 9. THE VARIABLE ACCOUNT

ALLOCATIONS TO VARIABLE ACCOUNT - The Variable Account will receive the net payments allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of our Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Within each division, the value of a variable accumulation unit is determined by valuing daily the underlying securities within that division with a reduction for operating expenses and then dividing the result by the outstanding number of all variable accumulation units of that division. The value of each division's variable accumulation unit depends on the investment experience of the corresponding mutual fund.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the same fund.

The increase or decrease in the number of variable accumulation units for a particular transaction is determined by dividing the dollar amount of the transaction by the unit value of the appropriate division.

The number of units the Annuitant has in a particular division on any date is equal to the sum of variable accumulation units that have been added through net payments, dividend distributions, and transfers minus the sum of variable accumulation units that have been withdrawn or transferred.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply your future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

TRANSFERS - You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Variable Account value and the minimum amount allowed to maintain an account. You may request transfers as often as you choose; however, no transfers are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

MAXIMUM SURRENDER CHARGE - In no case will the surrender charge applied to the Variable Account value be greater than 8.5 percent of the purchase payments attributable to the amount surrendered from the Variable Account.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE - To cover the mortality risk and expense risk, we will charge your Variable Account a fee equivalent to the amount shown on the Contract Data pages. Further details of this fee are in the prospectus.

VOTING RIGHTS - We will vote shares held in the Separate Account according to your instructions. We will send the notices and instructions to the person having voting rights under this contract. We will cast votes for which we do not receive instructions in the same proportion as the votes for which we have received instructions.

SECTION 10. WITHDRAWAL AND SURRENDER PROVISIONS

CASH WITHDRAWAL AND SURRENDER PRIVILEGE - You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the total accumulation value. Any one withdrawal must be for an amount not less than the minimum set by the Company. We will send you the amount due.

We will calculate the total accumulation value of your contract as of the date we receive your written request at the Home Office. The written request must be on a form satisfactory to us. The payment from the Fixed Account is usually paid within 30 days. However, we reserve the right to postpone payment for not more than six months from the date we receive your request. If payment is deferred after the 30 days, we will continue to credit the current interest rate. We will send you the Variable Account surrender or withdrawal amount within seven calendar days after we receive your request.

SURRENDER CHARGE - The surrender charge is a portion of the total accumulation value we keep if you make a withdrawal from or surrender the Fixed Account or Variable Account. The rate varies by contract year as shown on the Contract Data pages.

WAIVER OF SURRENDER CHARGES - No surrender charge will be made on a partial withdrawal or surrender from the Fixed Account or Variable Account:

    1. on this contract's Fixed Account value or Variable Account value applied to the payment of either annuity income Options 1, 2, 6 or 7; or

    2. on or after the Maturity Date if this contract has been in force for at least 10 years; or

    3. if annuity income payments are selected to be made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

    4. if an Annuitant is disabled continuously for three months as defined by IRC Section 72(m)(7) and satisfactory proof of such disability is sent to the Home Office.

In addition, the surrender charge is not applicable if:

    1. a partial withdrawal is made after the contract has been in force two years; and

    2. it is more than 12 months since the last withdrawal was made;
       and

    3. the amount withdrawn is not more than 15 percent of the total accumulation value.

SECTION 11. ANNUITY INCOME OPTIONS

APPLICATION OF TOTAL ACCUMULATION VALUE - On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the total accumulation value shall be applied to the payment of the annuity income option elected.

If the total accumulation value to be applied under any one fixed or variable annuity income option is less than $2,000 or would provide less than a $20 monthly annuity income payment, we will pay the total accumulation value in a lump sum to the payee.

Prior to the payment of any annuity income option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the correct age.

OPTION TO PURCHASE ADDITIONAL ANNUITY BENEFITS AT MATURITY - You may purchase an additional annuity benefit at the Maturity Date which would increase your total accumulation value. To do so, you must send a written request to the Home Office. We must receive this request along with a payment for the benefit before the Maturity Date. The premium tax, if any, will be deducted from this payment.

RETIREMENT BONUS - If the Annuitant elects Option 1, 2, 6 or 7, we will increase by 1 percent the total accumulation value applied to the elected option. This bonus will apply only to the first $1 million of total accumulation value applied to these options.

The Company may elect to pay an additional bonus in excess of the 1 percent. Any additional value will be applied on an equitable basis and credited to the classes in this contract.

ELECTION OF OPTION - At least 30 days prior to the Maturity Date, you may elect by written request an annuity income option or change a previous election. We must receive the written request at the Home Office. If the Annuitant dies before the Maturity Date, the beneficiary may elect an annuity income option. This election must be made within 60 days after we receive proof of the Annuitant's death.

ABSENCE OF ELECTION - If no valid election has been made, the total accumulation value, if any, will be paid as follows:

    1. the Fixed Account value will be paid in the form of a fixed life income with 10-year period certain (see Option 1 for details); and

   2. the Variable Account value will be paid in the form of a variable life income with 10-year period certain (see Option 6 for details).

MISSTATEMENT OF AGE - If the age of the Annuitant or any other payee has been misstated, the annuity income payments under this contract will be that amount which the purchase payments would have provided at the correct age. We will require proof of the correct age.

If the income payments were too large because of a misstatement, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

PROOF OF SURVIVAL - We may require proper proof that a payee, beneficiary, or an Annuitant is living when payment depends upon such person's survival. Proof includes a dated and witnessed signature.

SUPPLEMENTAL CONTRACT - We will issue a supplemental contract for each annuity income option chosen.

Each income payment shall be made as of the first business day of the month. For Options 1, 2, 3, 4, 6 and 7 the first payment will be made on or before the 15th business day of the month following receipt of your request and the Maturity Date. Subsequent income payments for options will be made as of the first business day of each succeeding month unless another mode of payment is selected and has been approved by us. For Option 5, the income payment will be made as of the first business day after the end of the payment period.

If the original payee dies after income payments begin, the beneficiary of such payee will be paid:

     1. under Options 1 and 6, the rest of the annuity income payments during the period certain, if any; or

     2. under Options 3 and 4, the rest of the annuity income payments due, if any; or

     3. under Option 5, the present value plus unpaid interest, if any.

If no beneficiary is living at the time of the payee's death, the present value, if any, of the remaining income payments will be paid in a lump sum to the estate of such payee. If the payee dies and the option elected does not provide for continued payments, the supplemental contract will terminate.

Under the supplemental contract, the present value of any option will be figured at the interest rate used to determine the income payment. In no case will a lump sum distribution be allowed under Options 1, 2, 6 and 7 during the lifetime of the original payee(s).

Unless you elect otherwise, the payee will have the right under Options 3, 4 and 5 to terminate the supplemental contract. In this case the payee will receive the present value in one lump sum payment.

VARIABLE INCOME PAYMENTS - The total accumulation value applied to the variable income payments is allocated to the division(s) as you instructed. The dollar amount of the first monthly payment of each division to be made under a variabl annuity option will be determined by applying the amount of the total accumulation value allocated to that division to the appropriate rate in the annuity income option tables.

The variable income payment of each division is determined by multiplying the number of variable retirement units by the value of such unit for the corresponding division.

Within each division, the number of variable retirement units is determined by dividing the:

    -    amount of the first monthly payment;

          by

    - the value of a variable retirement unit in the appropriate division on the valuation date coincident with the date that the accumulation value was applied toward the variable annuity option(s).

The number of such units will not change when figuring the second and subsequent income payments. Under Option 7 such units will be reduced upon the death of the first payee to the survivor percentage previously elected.

The second and subsequent payments will be based on the investment experience of the corresponding mutual fund(s). The value of each variable retirement unit for each division was initially set at $10 as of the date income payments were first figured. Subsequent variable retirement unit values of any division are determined by multiplying the previous variable retirement unit value by the current net investment factor.

The net investment factor for each division is computed by dividing (a) by (b) and multiplying by (c) where:

    (a) is the current net asset value per share on the last valuation date plus any dividends or other distributions in the current valuation period;

    (b) is the net asset value of such shares on the last valuation date of the preceding valuation period; and

    (c) is the investment multiplier which is shown on the Contract Data pages and reflects the guaranteed annuity income option rate and the mortality and expense risk fee.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each division is determined by dividing the net assets of each division by the number of shares outstanding for each respective division.

FIXED ANNUITY INCOME OPTIONS -

OPTION 1. FIXED LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay an income based on the attained age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1.

OPTION 2. JOINT LIFE AND SURVIVOR ANNUITY - We will pay an income for as long as either or both payees live. The income will be based on the ages of the two payees. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. Income payments will cease following the death of the surviving payee. See Tables 2, 3 and 4.

OPTION 3. INCOME FOR A FIXED PERIOD - We will pay an income for a specified number of years, one through 30 years. But, income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code. The payments will be made in equal installments. See Table 5.

OPTION 4. INCOME FOR A FIXED AMOUNT - We will pay an income of a specified amount until the total accumulation value and interest are all paid out to the payee. The income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code.

OPTION 5. INTEREST INCOME PAYMENTS - We will hold the total accumulation value and pay interest at a rate we determine. Interest will be credited at the end of each payment period. The payee may elect another option at the end of any payment period. Subject to the restrictions imposed by the Internal Revenue Code, the payee may withdraw the total accumulation value in whole or in part upon written request. Distributions of both principal and interest must begin no later than the date specified by the Internal Revenue Code.

VARIABLE ANNUITY INCOME OPTIONS -

OPTION 6. VARIABLE LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay a variable income based on the attained age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund.

OPTION 7. VARIABLE INCOME FOR JOINT LIFE AND SURVIVOR ANNUITY - We will pay a variable income for as long as either or both payees live. The variable income will be based on the ages of the two payees. See Table 2, 3 or 4 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. The variable income payments will cease following the death of the surviving payee.

OTHER ANNUITY OPTIONS - Upon your request, we may make other fixed and variable annuity options available.

BASIS OF ANNUITY INCOME OPTION TABLES - The following tables show the dollar amount of monthly annuity income payments for the payee's attained age when the supplemental contract is issued.

The amount of each fixed income payment under Options 1, 2, and 3 will never be less than that shown in the annuity income option tables. The guaranteed annuity option rate used for all fixed annuity income options is shown on the Contract Data pages. The guaranteed factors for lifetime options are based on the Annuity 2000 Mortality Table. The income payments under these options may be increased as we determine.

The age used in the annuity income option tables is the attained age of the payee when income payments begin. Amounts for ages not shown will be furnished upon request. If the income payments are to be paid other than monthly, multiply the monthly income payment by 2.992 to obtain the quarterly payment; multiply by
5.963 to obtain the semi-annual payment; and multiply by 11.838 to obtain the annual payment.



SECTION 12. ANNUITY INCOME OPTION TABLES

TABLE 1 - OPTIONS 1 AND 6

Income payments for life with or without a period certain
Equal monthly income payments for each $1,000 of accumulation value


   Attained                                                       Attained
    age of                                                         age of
     payee                    Period certain                        payee                   Period certain
------------       --------------------------------------        ---------       --------------------------------------
                   Life      10 yrs     15 yrs     20 yrs                        Life      10 yrs     15 yrs     20 yrs
                   ----      ------     ------     ------                        -----     ------     ------     ------


      55           4.19       4.16       4.12       4.06             68          5.73       5.55       5.30

      56           4.27       4.24       4.19       4.12             69          5.91       5.70       5.41

      57           4.35       4.32       4.27       4.19             70          6.11       5.86       5.53

      58           4.44       4.40       4.34       4.25             71          6.32       6.02       5.64

      59           4.54       4.49       4.42       4.32             72          6.55       6.20

      60           4.64       4.58       4.51       4.39             73          6.80       6.38

      61           4.75       4.68       4.59       4.46             74          7.07       6.57

      62           4.86       4.79       4.68       4.53             75          7.37       6.76

      63           4.98       4.90       4.78       4.60             76          7.68       6.96

      64           5.11       5.01       4.88       4.67             77          8.03       7.16

      65           5.25       5.14       4.98       4.75             78          8.40       7.36

      66           5.40       5.26       5.08                        79          8.80       7.56

      67           5.55       5.40       5.19                        80          9.23




TABLE 2 - OPTIONS 2 AND 7
Joint life income with 50 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
-------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees         55       56        57       58        59        60       61        62        63       64        65
---------------- ------- --------- --------- -------- --------- --------- -------- --------- --------- -------- ---------


      55           4.19

      56           4.23      4.27

      57           4.27      4.31      4.35

      58           4.31      4.36      4.40     4.44

      59           4.36      4.40      4.44     4.49      4.54

      60           4.40      4.45      4.49     4.54      4.59      4.64

      61           4.45      4.50      4.54     4.59      4.64      4.69     4.75

      62           4.50      4.55      4.59     4.64      4.69      4.75     4.80      4.86

      63           4.55      4.60      4.65     4.70      4.75      4.80     4.86      4.92      4.98

      64           4.61      4.65      4.70     4.75      4.81      4.86     4.92      4.98      5.04     5.11

      65           4.66      4.71      4.76     4.81      4.87      4.92     4.98      5.05      5.11     5.18      5.25

      66           4.72      4.77      4.82     4.87      4.93      4.99     5.05      5.11      5.18     5.25      5.32

      67           4.78      4.83      4.88     4.94      5.00      5.06     5.12      5.18      5.25     5.32      5.40

      68           4.84      4.89      4.95     5.00      5.06      5.12     5.19      5.26      5.33     5.40      5.48

      69           4.90      4.96      5.01     5.07      5.13      5.20     5.26      5.33      5.41     5.48      5.56

      70           4.97      5.03      5.08     5.14      5.21      5.27     5.34      5.41      5.49     5.56      5.65





TABLE 3 - OPTIONS 2 AND 7
Joint life income with 66 2/3 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
-------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees         55       56        57       58        59        60       61        62        63       64        65
---------------- ------- --------- --------- -------- --------- --------- -------- --------- --------- -------- ---------


      55           4.02

      56           4.06      4.10

      57           4.09      4.13      4.17

      58           4.13      4.17      4.21     4.25

      59           4.17      4.21      4.25     4.29      4.33

      60           4.20      4.25      4.29     4.33      4.38      4.42

      61           4.24      4.29      4.33     4.37      4.42      4.47     4.52

      62           4.28      4.33      4.37     4.42      4.47      4.52     4.57      4.62

      63           4.32      4.37      4.41     4.46      4.51      4.56     4.62      4.67      4.72

      64           4.36      4.41      4.46     4.51      4.56      4.61     4.67      4.72      4.78     4.84

      65           4.40      4.45      4.50     4.55      4.61      4.66     4.72      4.78      4.84     4.90      4.96

      66           4.44      4.49      4.55     4.60      4.66      4.71     4.77      4.83      4.90     4.96      5.02

      67           4.49      4.54      4.59     4.65      4.71      4.77     4.83      4.89      4.95     5.02      5.09

      68           4.53      4.58      4.64     4.70      4.76      4.82     4.88      4.95      5.02     5.08      5.16

      69           4.57      4.63      4.69     4.75      4.81      4.87     4.94      5.01      5.08     5.15      5.22

      70           4.62      4.68      4.74     4.80      4.86      4.93     5.00      5.07      5.14     5.22      5.29




TABLE 4 - OPTIONS 2 AND 7
Joint life income with 100 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
-------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees         55       56        57       58        59        60       61        62        63       64        65
---------------- ------- --------- --------- -------- --------- --------- -------- --------- --------- -------- ---------


      55           3.73

      56           3.75      3.78

      57           3.78      3.81      3.84

      58           3.81      3.84      3.87     3.91

      59           3.83      3.87      3.90     3.94      3.97

      60           3.86      3.89      3.93     3.97      4.01      4.04

      61           3.88      3.92      3.96     4.00      4.04      4.08     4.12

      62           3.90      3.94      3.99     4.03      4.07      4.12     4.16      4.20

      63           3.92      3.97      4.01     4.06      4.10      4.15     4.19      4.24     4.28

      64           3.94      3.99      4.04     4.09      4.13      4.18     4.23      4.28      4.33     4.37

      65           3.96      4.01      4.06     4.11      4.16      4.22     4.27      4.32      4.37     4.42      4.47

      66           3.98      4.03      4.08     4.14      4.19      4.25     4.30      4.36      4.41     4.47      4.52

      67           4.00      4.05      4.11     4.16      4.22      4.28     4.33      4.39      4.45     4.51      4.57

      68           4.01      4.07      4.13     4.18      4.24      4.30     4.37      4.43      4.49     4.55      4.62

      69           4.03      4.09      4.15     4.21      4.27      4.33     4.40      4.46      4.53     4.59      4.66

      70           4.04      4.10      4.16     4.23      4.29      4.36    4.424      4.49      4.56     4.63      4.71


TABLE 5 - OPTION 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of accumulation value
----------------------------------------------------------------------------------------------------------------------------

                            Monthly                                  Monthly                                  Monthly
 Number of years in         income         Number of years in        income         Number of years in        income
    fixed period            payment           fixed period           payment           fixed period           payment
-------------------         -------        ------------------        -------        -------------------       -------


          1                  84.47                 11                 8.86                  21                 5.32

          2                  42.86                 12                 8.24                  22                 5.15

          3                  28.99                 13                 7.71                  23                 4.99

          4                  22.06                 14                 7.26                  24                 4.84

          5                  17.91                 15                 6.87                  25                 4.71

          6                  15.14                 16                 6.53                  26                 4.59

          7                  13.16                 17                 6.23                  27                 4.47

          8                  11.68                 18                 5.96                  28                 4.37

          9                  10.53                 19                 5.73                  29                 4.27

         10                  9.61                  20                 5.51                  30                 4.18


HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030


MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT

NONPARTICIPATING - DIVIDENDS NOT PAID

ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.

We agree to provide the benefits described in this contract. Signed for the Company at Springfield, Illinois, as of the Contract Date.


       President              Countersigned                Corporate Secretary

RIGHT TO CANCEL YOU MAY CANCEL THIS CONTRACT BY DELIVERING OR MAILING A WRITTEN NOTICE TO US OR TO THE AGENT FROM WHOM YOU PURCHASED IT WITHIN 30 DAYS AFTER IT IS DELIVERED TO YOU. WE WILL REFUND ALL PURCHASE PAYMENTS MADE TO THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT VALUE WITHIN 10 DAYS AFTER WE RECEIVE NOTICE OF CANCELLATION AND THE RETURNED CONTRACT. ANY APPLICABLE PREMIUM TAX WILL BE DEDUCTED FROM THE PURCHASE PAYMENTS. UPON RETURN OF THE CONTRACT, IT SHALL BE VOID AS IF NONE HAD BEEN ISSUED.

IC-431000

This is a legal contract between the contract Owner and your insurance company.

This page provides a brief outline of some of the important features of your contract. It is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth in detail the rights and obligations of both you and your insurance company. It is IMPORTANT THAT YOU READ YOUR CONTRACT CAREFULLY.

This Individual Flexible Premium Deferred Fixed and Variable Retirement Annuity Contract provides for accumulation of value for income payments. Key contract fees, charges and guaranteed rates are shown on the Contract Data pages.

TABLE OF CONTENTS                                                         PAGE
Section 1. Contract Data.....................................................2
Section 2. Fixed Account table of guaranteed values..........................3
Section 3. Definitions of certain terms .....................................4
Section 4. General provisions................................................5
Section 5. Ownership and beneficiary provisions..............................6
Section 6. Payments to the Company...........................................7
Section 7. Death benefit.....................................................7
Section 8. The Fixed Account.................................................8
Section 9. The Variable Account..............................................8
Section 10. Withdrawal and surrender provisions.............................10
Section 11. Annuity income options..........................................10
Section 12. Annuity income option tables....................................15
Additional benefit provisions or restrictions, if any, and a copy of the application follow the annuity income option tables.

HOME OFFICE:                  1 Horace Mann Plaza
                              Springfield, Illinois  62715-0001
                              1-800-999-1030

MAILING ADDRESS:              P.O. Box 4657
                              Springfield, IL  62708-4657

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
FIXED AND VARIABLE RETIREMENT ANNUITY CONTRACT

NONPARTICIPATING - DIVIDENDS NOT PAID

ANY PAYMENTS AND VALUES UNDER THIS CONTRACT WHICH ARE BASED ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED.


                            SECTION 1 - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]
CONTRACT DATE:                                     [05/01/1999]
MATURITY DATE:                                     [05/01/2014]
AGE AT ISSUE:                                      [55]
SEX:                                               [MALE]

OWNER:                                             [JOHN DOE]

INCOME PAYMENTS:                                   INCOME PAYMENTS
                                                   WILL BEGIN ON THE MATURITY
                                                   DATE IF THE ANNUITANT IS THEN
                                                   LIVING. THESE INCOME PAYMENTS
                                                   ARE DETERMINED BY APPLYING
                                                   THE TOTAL ACCUMULATION VALUE
                                                   OF THE CONTRACT IN ACCORDANCE
                                                   WITH THE CONTRACT PROVISIONS.
                                                   THE FACTORS IN SECTION 12 ARE
                                                   GUARANTEED THROUGH THE
                                                   MATURITY DATE.

PURCHASE PAYMENT(S):

       MINIMUM INITIAL DEPOSIT:                    $250,000.00

       INITIAL PAYMENT:                            $[ 250,000.00].  SEE APPLICATION FOR DETAILS OF ALLOCATIONS.

       SUBSEQUENT PAYMENT(S):                      $[    2,400.00] PER YEAR, PAYABLE IN [12] INSTALLMENT(S), TO BE
                                                   ALLOCATED AS FOLLOWS:


       FIXED ACCOUNT:                                                                            [100.00]%

       VARIABLE ACCOUNT:
                                                   HM BALANCED FUND                              [  0.00]%
                                                   HM INCOME FUND                                [  0.00]%
                                                   HM SHORT-TERM INVESTMENT FUND                 [  0.00]%
                                                   HM GROWTH FUND                                [  0.00]%
                                                   HM SOCIALLY RESPONSIBLE FUND                  [  0.00]%
                                                   HM INTERNATIONAL EQUITY FUND                  [  0.00]%
                                                   HM SMALL CAP GROWTH FUND                      [  0.00]%
                                                                            TOTAL                 100.00%


GUARANTEED INTEREST RATE:
       FIXED ACCOUNT:                              3.5% PER YEAR PRIOR TO THE START OF INCOME PAYMENTS.
       VARIABLE ACCOUNT:                           NONE.

SURRENDER CHARGE RATES:                            FIXED ACCOUNT AND VARIABLE ACCOUNT:
                                                   DURING CONTRACT YEAR                      % CHARGED
                                                                 1                              6%
                                                                 2                              5%
                                                                 3                              4%
                                                                 4                              3%
                                                                 5                              2%
                                                                 6                              1%
                                                         THEREAFTER                             0%

                                       2



                      SECTION 1 (CONTINUED) - CONTRACT DATA


CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]


ANNUAL MORTALITY RISK AND EXPENSE RISK FEE:

       FIXED ACCOUNT:                              NONE.

       VARIABLE ACCOUNT:                           0.95% PER YEAR.

GUARANTEED ANNUITY INCOME OPTION RATE:

       FIXED INCOME OPTIONS:                       3.0% PER YEAR

       VARIABLE INCOME OPTIONS:                    NONE.

INVESTMENT MULTIPLIER:                             .996777

DEATH BENEFIT:                                     THE BENEFICIARY WILL RECEIVE THE GREATER OF:
                                                   1) THE TOTAL ACCUMULATION VALUE LESS ANY APPLICABLE PREMIUM TAX; OR
                                                   2) THE SUM OF ALL PURCHASE PAYMENTS LESS ANY PARTIAL WITHDRAWALS; OR
                                                   3) PURCHASE PAYMENTS LESS ANY APPLICABLE  PREMIUM TAX, OUTSTANDING
                                                   LOAN BALANCES AND/OR WITHDRAWALS, INCREASED BY 3% IF THE DEATH OCCURS
                                                   PRIOR TO THE MATURITY DATE OR AGE 70, WHICHEVER IS EARLIER.
                                                   SEE SECTION 7 OF THE CONTRACT FOR COMPLETE DETAILS.

RETIREMENT BONUS:                                  THE FIRST $1 MILLION OF TOTAL ACCUMULATION VALUE USED TO PURCHASE
                                                   SPECIFIC INCOME OPTIONS WILL BE INCREASED BY 1%.  SEE SECTION 11 OF
                                                   THE CONTRACT FOR COMPLETE DETAILS.


                                       2A




                      SECTION 2 - FIXED ACCOUNT'S TABLE OF GUARANTEED MONTHLY INCOME AT MATURITY AND
                   MINIMUM ACCUMULATION AND SURRENDER VALUES*

CONTRACT NUMBER:                                   [0579999990]
ANNUITANT:                                         [JOHN DOE]

     CONTRACT                                     MINIMUM                      MINIMUM                  GUARANTEED
    ANNIVERSARY          ATTAINED               GUARANTEED                   GUARANTEED               MONTHLY INCOME
       DATE                 AGE                 ACCUM VALUE                SURRENDER VALUE              AT MATURITY


        1                  [56]               $ [261,195.26]                 $ [248,135.50]
        2                  [57]               $ [272,782.35]                 $ [261,871.06]
        3                  [58]               $ [284,774.99]                 $ [276,231.74]
        4                  [59]               $ [297,187.38]                 $ [291,243.63]
        5                  [60]               $ [310,034.20]                 $ [306,933.86]

        6                  [61]               $ [323,330.66]                 $ [323,330.66]
        7                  [62]               $ [337,092.49]                 $ [337,092.49]
        8                  [63]               $ [351,335.99]                 $ [351,335.99]
        9                  [64]               $ [366,078.01]                 $ [366,078.01]
       10                  [65]               $ [381,336.00]                 $ [381,336.00]                $ [1,979.66]

       11                  [66]               $ [397,128.02]                 $ [397,128.02]
       12                  [67]               $ [413,472.76]                 $ [413,472.76]
       13                  [68]               $ [430,389.57]                 $ [430,389.57]
       14                  [69]               $ [447,898.47]                 $ [447,898.47]
       15**                [70]               $ [466,020.18]                 $ [466,020.18]                $ [2,758.18]


* THIS ASSUMES THE INITIAL PURCHASE PAYMENT AND SUBSEQUENT PURCHASE PAYMENTS ALLOCATED TO THE FIXED ACCOUNT ARE PAID WHEN DUE, THAT ONLY GUARANTEED INTEREST IS CREDITED AND THAT NO PARTIAL WITHDRAWALS OR TRANSFERS TO OR FROM THE VARIABLE ACCOUNT HAVE BEEN MADE.

     GUARANTEED MONTHLY INCOME AT MATURITY IS BASED ON THE 10 YEAR CERTAIN AND LIFE ANNUITY INCOME OPTION.

**   THIS DATE REFERS TO THE MATURITY DATE.

     THIS TABLE DOES NOT REFLECT ANY VALUES ALLOCATED TO THE VARIABLE ACCOUNT.

SECTION 3. DEFINITIONS OF CERTAIN TERMS

"Annuitant" is the person insured in this contract as shown on the Contract Data pages.

"Annuity income option" is the method by which income payments are made at the Maturity Date or upon the Annuitant's death.

"Beneficiary" is the person to whom the death benefit will be paid in the event of the death of the Annuitant prior to the election of an annuity income option.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Contract Date" is the effective date of this contract. It is the date from which purchase payment due dates, contract years and contract anniversaries are determined.

"Current interest rate" is the effective annual interest rate we will credit to the Fixed Account. It will be greater than or equal to the guaranteed interest rate.

"Death benefit" is the amount paid in the event of the death of an Annuitant prior to the election of an annuity income option.

"Division" is a part of the Separate Account in which money is invested in shares of a corresponding mutual fund. The Annuitant may direct payments to any or all divisions of the Separate Account. Divisions for each mutual fund are shown on the Contract Data pages.

"Fixed Account" is an interest-bearing account set up to receive net payments and transfers allocated to it.

"Fixed Account value" refers to the dollar value of the Fixed Account prior to the time annuity income payments begin.

"Guaranteed interest rate" is the minimum interest to be credited to the Fixed Account.

"Guaranteed annuity income option rate" is the minimum interest rate to be credited to a fixed income option and is used in the calculation of the investment multiplier for variable income options.

"Home Office" is our executive office at 1 Horace Mann Plaza, Springfield, Illinois, 62715-0001.

"Income payments" are payments we make to the payee.

"Mutual funds" are open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. These companies are shown on the Contract Data page and are referred to as variable accounts. Each mutual fund has a specific investment objective as stated in its prospectus. You should read the prospectus for complete details.

"Net payment" is the purchase payment less any applicable premium tax.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless otherwise stated in the application.

"Payee" is any person entitled to receive income payments under any annuity income option benefit. If the Owner is not the payee, the Owner would incur the tax liability.

"Present value" is a lump sum payment made instead of future periodic income payments.

"Purchase payment" is a dollar amount paid to us in return for the benefits described in this contract.

"Separate Account" is the segregated asset account which receives and invests net payments allocated to it. The Separate Account consists of various mutual funds which are shown on the Contract Data pages. You may direct payments to any or all of the mutual funds. You should read the prospectus for complete details of the specific mutual fund's investment objective.

"Supplemental contract" is an agreement setting forth the terms of the annuity income option elected.

"Surrender charge" is a portion of your total accumulation value charged when you make a withdrawal from or surrender the contract for its total accumulation value.

"Surrender value" is the total accumulation value less the applicable surrender charge, if any.

"Total accumulation value" is the sum of the Fixed Account value and the Variable Account value prior to the time annuity income payments begin.

"Valuation date" is any day on which the New York Stock Exchange is open for trading and on which the net value of each share of the mutual fund(s) is determined. See prospectus for details.

"Valuation period" is the period from the end of a valuation date to the end of the next valuation date, excluding the day the period begins and including the day it ends.

"Variable Account" is your portion of the Separate Account set up to receive the net payments and transfers allocated to it.

"Variable Account value" refers to the dollar value of the Variable Account prior to the time annuity income payments begin.

"Variable accumulation unit" is a measure used to determine the value of a particular division on or before the contract's Maturity Date. The value of a variable accumulation unit in a division depends on the investment experience of the corresponding mutual fund.

"Variable retirement unit" is a measure used to determine the amount payable from a particular division for a variable income payment. The value of a variable retirement unit in a division depends on the investment experience of the corresponding mutual fund.

SECTION 4. GENERAL PROVISIONS

ENTIRE CONTRACT - The contract is issued in consideration of your application and receipt of the purchase payments. Your application is attached to and made a part of this contract. All statements made in your application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree to use only written statements made in this contract.

CHANGE OF CONTRACT PROVISIONS - We have the right to change the provisions of this contract for continued compliance under any federal or state laws that affect this contract.

This contract shall be deemed to include any provisions required by the state where it was issued.

No person other than our president, vice president, or the corporate secretary can change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by one of the officers named above.

INCONTESTABILITY - This contract shall be incontestable from the Contract Date.

MATURITY DATE - The Maturity Date is the date you select for the payee to begin receiving annuity income payments. It is shown on the Contract Data pages. The Maturity Date is the contract anniversary following the Annuitant's 70th birthday or the tenth contract anniversary, whichever is later. You may choose a different date if we agree. Income payments must begin no later than specified in the Internal Revenue Code.

ASSIGNMENT - You may assign or transfer this contract unless it is prohibited by the Internal Revenue Code. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be considered to have knowledge of it.

PERIODIC REPORTS - During each contract year prior to the Maturity Date, we will periodically send you reports which show your total accumulation value, purchase payment(s) and other contract transactions. At any time, you may request a statement of the contract's total accumulation value.
We will send any other information or legally required reports to you at your last known address.

MINIMUM VALUES - All values and benefits for this contract are not less than the minimum required by the laws of the state in which it is delivered.

PREMIUM TAX - Any premium tax deducted will be determined by the Annuitant=s place of residence.

EXCHANGE OF CONTRACT CYou may exchange this contract for another annuity contract we issue if we approve it.

SECTION 5. OWNERSHIP AND BENEFICIARY PROVISIONS

OWNERSHIP - The Owner of this contract is the Annuitant listed on the Contract Data pages unless another Owner is named. Unless you provide otherwise, the Owner may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

BENEFICIARY - The beneficiary is named in the application; however, you may change it.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

     1.       dies before or on the same date as the Annuitant; or

     2.       dies within 15 days after the Annuitant.

CHANGE OF BENEFICIARY - You may change the beneficiary of this contract during the lifetime of the Annuitant unless you have made an irrevocable beneficiary designation.

You must request the change in writing on a form satisfactory to us. You must send the request to our Home Office. A change is valid only when we receive it at our Home Office. Upon receipt and approval, it is effective as of the date you signed the written request. All changes are subject to any payments we make or other action we take before receipt of the written request.

SECTION 6. PAYMENTS TO THE COMPANY

PURCHASE PAYMENT - Your purchase payment is shown on the Contract Data pages. It is payable on or before the Contract Date. You may increase or decrease the payments. The payments may not be increased to an amount greater than allowed by the Internal Revenue Code. Payments may be stopped at any time, if needed.

The payment will be allocated to the Fixed Account and/or Variable Account as you elected in your most recent allocation instructions.

GRACE PERIOD - A grace period of 31 days shall be allowed for every purchase payment due after the first purchase payment.

PAID-UP VALUE - If any purchase payment of this contract is not paid within the grace period, the contract shall be considered paid-up. The paid-up value is the total accumulation value of the contract.

REINSTATEMENT - If the purchase payment has not been paid within the grace period and the contract has not been surrendered or canceled, it may be reinstated during the lifetime of the Annuitant and before the contract Maturity Date by resuming payments.

CONTRACT CANCELLATION - We reserve the right to cancel this contract if:

     1.       you have not made any purchase payments for two years; and

     2. the total accumulation value of this contract is less than that needed to purchase a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. When this contract is canceled, we will pay you the total accumulation value of the contract. Thereafter, we will be free of any contract liability for this canceled contract.

SECTION 7. DEATH BENEFIT

PAYMENT AT ANNUITANT'S DEATH - The Death benefit shall be paid upon the Annuitant's death if this contract has not been surrendered or an annuity income option has not been elected. The beneficiary may receive the Death benefit by electing an annuity income option or a lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. Proof of death includes a certified death certificate and a completed claimant's statement. As of the date we receive such proof, we will pay the beneficiary the Death benefit, which is the greater of:

     1. the total accumulation value of this contract less any applicable premium tax; or

     2. the sum of all purchase payments paid under this contract less any partial withdrawals; or

     3. if the Annuitant dies prior to the Maturity Date or attainment of age 70, whichever is earlier, the beneficiary will receive the purchase payments paid under the contract, less any applicable premium tax, outstanding loan balances and/or withdrawals, increased by 3 percent compounded annually to the date of death.

SECTION 8. THE FIXED ACCOUNT

ALLOCATION AND CREDITS TO FIXED ACCOUNT - The Fixed Account will receive the net payments allocated to it and dollar amounts transferred from the Variable Account.

As of the date we receive your purchase payment for the Fixed Account, we will allocate the net payment to this account. As of the date we receive your request to transfer an amount from the Variable Account, we will deposit such amount to the Fixed Account. We must receive the purchase payment at the Home Office.

GUARANTEED INTEREST RATE - Guaranteed interest will be credited on a daily basis to the Fixed Account. This interest will be credited from the date we receive the purchase payment. The guaranteed interest rate for the Fixed Account value is shown on the Contract Data pages. This rate will never be changed throughout the lifetime of the contract.

CURRENT INTEREST RATE - We may pay interest in excess of the guaranteed amount. The current interest rate is declared in advance and will be credited on a daily basis to the Fixed Account. Any excess interest paid, as we determine, will be applied on an equitable basis and credited to the classes in this contract.

TRANSFERS - You may transfer money from the Fixed Account to various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Fixed Account value and the minimum amount allowed to maintain an account. Transfers may be made as often as you choose; however, no transfers between accounts are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

GUARANTEED RETURN OF PAYMENTS - We guarantee the return of the net payment(s) allocated to the Fixed Account upon surrender of this contract if:

     1.       this contract has been in force more than two years; and

     2.       no withdrawals or transfers have been made from the Fixed Account.

SECTION 9. THE VARIABLE ACCOUNT

ALLOCATIONS TO VARIABLE ACCOUNT -The Variable Account will receive the net payments allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of our Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Within each division, the value of a variable accumulation unit is determined by valuing daily the underlying securities within that division with a reduction for operating expenses and then dividing the result by the outstanding number of all variable accumulation units of that division. The value of each division's variable accumulation unit depends on the investment experience of the corresponding mutual fund.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the same fund.

The increase or decrease in the number of variable accumulation units for a particular transaction is determined by dividing the dollar amount of the transaction by the unit value of the appropriate division.

The number of units the Annuitant has in a particular division on any date is equal to the sum of variable accumulation units that have been added through net payments, dividend distributions, and transfers minus the sum of variable accumulation units that have been withdrawn or transferred.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply your future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

TRANSFERS - You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The Company may set minimum amounts that may be transferred from the Variable Account value and the minimum amount allowed to maintain an account. You may request transfers as often as you choose; however, no transfers are allowed after income payments commence. You must send your transfer request to the Home Office. We will make an approved transfer as of the date we receive your request or as of a requested future date.

MAXIMUM SURRENDER CHARGE - In no case will the surrender charge applied to the Variable Account value be greater than 8.5 percent of the purchase payments attributable to the amount surrendered from the Variable Account.

ANNUAL MORTALITY RISK AND EXPENSE RISK FEE - To cover the mortality risk and expense risk, we will charge your Variable Account a fee equivalent to the amount shown on the Contract Data pages. Further details of this fee are in the prospectus.

VOTING RIGHTS - We will vote shares held in the Separate Account according to your instructions. We will send the notices and instructions to the person having voting rights under this contract. We will cast votes for which we do not receive instructions in the same proportion as the votes for which we have received instructions.

SECTION 10. WITHDRAWAL AND SURRENDER PROVISIONS

CASH WITHDRAWAL AND SURRENDER PRIVILEGE - You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the total accumulation value. Any one withdrawal must be for an amount not less than the minimum set by the Company. We will send you the amount due.

We will calculate the total accumulation value of your contract as of the date we receive your written request at the Home Office. The written request must be on a form satisfactory to us. The payment from the Fixed Account is usually paid within 30 days. However, we reserve the right to postpone payment for not more than six months from the date we receive your request. If payment is deferred after the 30 days, we will continue to credit the current interest rate. We will send you the Variable Account surrender or withdrawal amount within seven calendar days after we receive your request.

SURRENDER CHARGE - The surrender charge is a portion of the total accumulation value we keep if you make a withdrawal from or surrender the Fixed Account or Variable Account. The rate varies by contract year as shown on the Contract Data pages.

WAIVER OF SURRENDER CHARGES - No surrender charge will be made on a partial withdrawal or surrender from the Fixed Account or Variable Account:


    1. on this contract's Fixed Account value or Variable Account value applied to the payment of either annuity income Options 1, 2, 6 or 7; or

    2. on or after the Maturity Date if this contract has been in force for at least 10 years; or

    3. if annuity income payments are selected to be made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

    4. if an Annuitant is disabled continuously for three months as defined by IRC Section 72(m)(7) and satisfactory proof of such disability is sent to the Home Office.

In addition, the surrender charge is not applicable if:

    1. a partial withdrawal is made after the contract has been in force two years; and

    2. it is more than 12 months since the last withdrawal was made;
       and

    3. the amount withdrawn is not more than 15 percent of the total accumulation value.

SECTION 11. ANNUITY INCOME OPTIONS

APPLICATION OF TOTAL ACCUMULATION VALUE - On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the total accumulation value shall be applied to the payment of the annuity income option elected.

If the total accumulation value to be applied under any one fixed or variable annuity income option is less than $2,000 or would provide less than a $20 monthly annuity income payment, we will pay the total accumulation value in a lump sum to the payee.

Prior to the payment of any annuity income option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the correct age.

OPTION TO PURCHASE ADDITIONAL ANNUITY BENEFITS AT MATURITY - You may purchase an additional annuity benefit at the Maturity Date which would increase your total accumulation value. To do so, you must send a written request to the Home Office. We must receive this request along with a payment for the benefit before the Maturity Date. The premium tax, if any, will be deducted from this payment.

RETIREMENT BONUS - If the Annuitant elects Option 1, 2, 6 or 7, we will increase by 1 percent the total accumulation value applied to the elected option. This bonus will apply only to the first $1 million of total accumulation value applied to these options.

The Company may elect to pay an additional bonus in excess of the 1 percent. Any additional value will be applied on an equitable basis and credited to the classes in this contract.

ELECTION OF OPTION - At least 30 days prior to the Maturity Date, you may elect by written request an annuity income option or change a previous election. We must receive the written request at the Home Office. If the Annuitant dies before the Maturity Date, the beneficiary may elect an annuity income option. This election must be made within 60 days after we receive proof of the Annuitant's death.

ABSENCE OF ELECTION - If no valid election has been made, the total accumulation value, if any, will be paid as follows:

     1. the Fixed Account value will be paid in the form of a fixed life income with 10-year period certain (see Option 1 for details); and

     2. the Variable Account value will be paid in the form of a variable life income with 10-year period certain (see Option 6 for details).

MISSTATEMENT OF AGE - If the age of the Annuitant or any other payee has been misstated, the annuity income payments under this contract will be that amount which the purchase payments would have provided at the correct age. We will require proof of the correct age.

If the income payments were too large because of a misstatement, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed
6 percent per year.

PROOF OF SURVIVAL - We may require proper proof that a payee, beneficiary, or an Annuitant is living when payment depends upon such person's survival. Proof includes a dated and witnessed signature.

SUPPLEMENTAL CONTRACT - We will issue a supplemental contract for each annuity income option chosen.

Each income payment shall be made as of the first business day of the month. For Options 1, 2, 3, 4, 6 and 7 the first payment will be made on or before the 15th business day of the month following receipt of your request and the Maturity Date. Subsequent income payments for options will be made as of the first business day of each succeeding month unless another mode of payment is selected and has been approved by us. For Option 5, the income payment will be made as of the first business day after the end of the payment period.

If the original payee dies after income payments begin, the beneficiary of such payee will be paid:

     1. under Options 1 and 6, the rest of the annuity income payments during the period certain, if any; or

     2. under Options 3 and 4, the rest of the annuity income payments due, if any; or


     3.  under Option 5, the present value plus unpaid interest, if any.

If no beneficiary is living at the time of the payee's death, the present value, if any, of the remaining income payments will be paid in a lump sum to the estate of such payee. If the payee dies and the option elected does not provide for continued payments, the supplemental contract will terminate.

Under the supplemental contract, the present value of any option will be figured at the interest rate used to determine the income payment. In no case will a lump sum distribution be allowed under Options 1, 2, 6 and 7 during the lifetime of the original payee(s).

Unless you elect otherwise, the payee will have the right under Options 3, 4 and 5 to terminate the supplemental contract. In this case the payee will receive the present value in one lump sum payment.

VARIABLE INCOME PAYMENTS - The total accumulation value applied to the variable income payments is allocated to the division(s) as you instructed. The dollar amount of the first monthly payment of each division to be made under a variable annuity option will be determined by applying the amount of the total accumulation value allocated to that division to the appropriate rate in the annuity income option tables.

The variable income payment of each division is determined by multiplying the number of variable retirement units by the value of such unit for the corresponding division.

Within each division, the number of variable retirement units is determined by dividing the:

     -   amount of the first monthly payment;

          by

     - the value of a variable retirement unit in the appropriate division on the valuation date coincident with the date that the accumulation value was applied toward the variable annuity option(s).

The number of such units will not change when figuring the second and subsequent income payments. Under Option 7 such units will be reduced upon the death of the first payee to the survivor percentage previously elected.

The second and subsequent payments will be based on the investment experience of the corresponding mutual fund(s). The value of each variable retirement unit for each division was initially set at $10 as of the date income payments were first figured. Subsequent variable retirement unit values of any division are determined by multiplying the previous variable retirement unit value by the current net investment factor.

The net investment factor for each division is computed by dividing (a) by (b) and multiplying by (c) where:

    (a) is the current net asset value per share on the last valuation date plus any dividends or other distributions in the current valuation period;

    (b) is the net asset value of such shares on the last valuation date of the preceding valuation period; and

    (c) is the investment multiplier which is shown on the Contract Data pages and reflects the guaranteed annuity income option rate and the mortality and expense risk fee.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each division is determined by dividing the net assets of each division by the number of shares outstanding for each respective division.

FIXED ANNUITY INCOME OPTIONS -

OPTION 1. FIXED LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay an income based on the attained age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1.

OPTION 2. JOINT LIFE AND SURVIVOR ANNUITY - We will pay an income for as long as either or both payees live. The income will be based on the ages of the two payees. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. Income payments will cease following the death of the surviving payee. See Tables 2, 3 and 4.

OPTION 3. INCOME FOR A FIXED PERIOD - We will pay an income for a specified number of years, one through 30 years. But, income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code. The payments will be made in equal installments. See Table 5.

OPTION 4. INCOME FOR A FIXED AMOUNT - We will pay an income of a specified amount until the total accumulation value and interest are all paid out to the payee. The income payments cannot extend beyond the life expectancy of the payee, as defined by the Internal Revenue Code.

OPTION 5. INTEREST INCOME PAYMENTS - We will hold the total accumulation value and pay interest at a rate we determine. Interest will be credited at the end of each payment period. The payee may elect another option at the end of any payment period. Subject to the restrictions imposed by the Internal Revenue Code, the payee may withdraw the total accumulation value in whole or in part upon written request. Distributions of both principal and interest must begin no later than the date specified by the Internal Revenue Code.

VARIABLE ANNUITY INCOME OPTIONS -

OPTION 6. VARIABLE LIFE INCOME WITH OR WITHOUT PERIOD CERTAIN - We will pay a variable income based on the attained age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund.

OPTION 7. VARIABLE INCOME FOR JOINT LIFE AND SURVIVOR ANNUITY - We will pay a variable income for as long as either or both payees live. The variable income will be based on the ages of the two payees. See Table 2, 3 or 4 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund. Upon the death of one payee, future payments will be reduced to the survivor percentage elected. The variable income payments will cease following the death of the surviving payee.

OTHER ANNUITY OPTIONS - Upon your request, we may make other fixed and variable annuity options available.

BASIS OF ANNUITY INCOME OPTION TABLES - The following tables show the dollar amount of monthly annuity income payments for the payee's attained age when the supplemental contract is issued.

The amount of each fixed income payment under Options 1, 2, and 3 will never be less than that shown in the annuity income option tables. The guaranteed annuity option rate used for all fixed annuity income options is shown on the Contract Data pages. The guaranteed factors for lifetime options are based on the Annuity 2000 Mortality Table. The income payments under these options may be increased as we determine.

The age used in the annuity income option tables is the attained age of the payee when income payments begin. Amounts for ages not shown will be furnished upon request. If the income payments are to be paid other than monthly, multiply the monthly income payment by 2.992 to obtain the quarterly payment; multiply by
5.963 to obtain the semi-annual payment; and multiply by 11.838 to obtain the annual payment.


SECTION 12. ANNUITY INCOME OPTION TABLES

TABLE 1 - OPTIONS 1 AND 6

Income payments for life with or without a period certain
Equal monthly income payments for each $1,000 of accumulation value
--------------------------------------------------------------------------------------------------------------------------
   Attained                                                       Attained
    age of                                                         age of
     payee                    Period certain                        payee                   Period certain
-----------        --------------------------------------         ---------      --------------------------------------
                   Life      10 yrs     15 yrs     20 yrs                        Life      10 yrs     15 yrs     20 yrs
                   -----     ------     ------     ------                        ----      ------     ------     ------


      55           4.19       4.16       4.12       4.06             68          5.73       5.55       5.30

      56           4.27       4.24       4.19       4.12             69          5.91       5.70       5.41

      57           4.35       4.32       4.27       4.19             70          6.11       5.86       5.53

      58           4.44       4.40       4.34       4.25             71          6.32       6.02       5.64

      59           4.54       4.49       4.42       4.32             72          6.55       6.20

      60           4.64       4.58       4.51       4.39             73          6.80       6.38

      61           4.75       4.68       4.59       4.46             74          7.07       6.57

      62           4.86       4.79       4.68       4.53             75          7.37       6.76

      63           4.98       4.90       4.78       4.60             76          7.68       6.96

      64           5.11       5.01       4.88       4.67             77          8.03       7.16

      65           5.25       5.14       4.98       4.75             78          8.40       7.36

      66           5.40       5.26       5.08                        79          8.80       7.56

      67           5.55       5.40       5.19                        80          9.23



TABLE 2 - OPTIONS 2 AND 7 Joint life income with 50 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
--------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees         55       56        57       58        59        60       61        62        63       64        65
---------------- ------- --------- --------- -------- --------- --------- -------- --------- --------- -------- ---------


      55           4.19

      56           4.23      4.27

      57           4.27      4.31      4.35

      58           4.31      4.36      4.40     4.44

      59           4.36      4.40      4.44     4.49      4.54

      60           4.40      4.45      4.49     4.54      4.59      4.64

      61           4.45      4.50      4.54     4.59      4.64      4.69     4.75

      62           4.50      4.55      4.59     4.64      4.69      4.75     4.80      4.86

      63           4.55      4.60      4.65     4.70      4.75      4.80     4.86      4.92      4.98

      64           4.61      4.65      4.70     4.75      4.81      4.86     4.92      4.98      5.04     5.11

      65           4.66      4.71      4.76     4.81      4.87      4.92     4.98      5.05      5.11     5.18      5.25

      66           4.72      4.77      4.82     4.87      4.93      4.99     5.05      5.11      5.18     5.25      5.32

      67           4.78      4.83      4.88     4.94      5.00      5.06     5.12      5.18      5.25     5.32      5.40

      68           4.84      4.89      4.95     5.00      5.06      5.12     5.19      5.26      5.33     5.40      5.48

      69           4.90      4.96      5.01     5.07      5.13      5.20     5.26      5.33      5.41     5.48      5.56

      70           4.97      5.03      5.08     5.14      5.21      5.27     5.34      5.41      5.49     5.56      5.65



TABLE 3 - OPTIONS 2 AND 7
Joint life income with 66 2/3 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
--------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees         55       56        57       58        59        60       61        62        63       64        65
---------------- ------- --------- --------- -------- --------- --------- -------- --------- --------- -------- ---------


      55           4.02

      56           4.06      4.10

      57           4.09      4.13      4.17

      58           4.13      4.17      4.21     4.25

      59           4.17      4.21      4.25     4.29      4.33

      60           4.20      4.25      4.29     4.33      4.38      4.42

      61           4.24      4.29      4.33     4.37      4.42      4.47     4.52

      62           4.28      4.33      4.37     4.42      4.47      4.52     4.57      4.62

      63           4.32      4.37      4.41     4.46      4.51      4.56     4.62      4.67      4.72

      64           4.36      4.41      4.46     4.51      4.56      4.61     4.67      4.72      4.78     4.84

      65           4.40      4.45      4.50     4.55      4.61      4.66     4.72      4.78      4.84     4.90      4.96

      66           4.44      4.49      4.55     4.60      4.66      4.71     4.77      4.83      4.90     4.96      5.02

      67           4.49      4.54      4.59     4.65      4.71      4.77     4.83      4.89      4.95     5.02      5.09

      68           4.53      4.58      4.64     4.70      4.76      4.82     4.88      4.95      5.02     5.08      5.16

      69           4.57      4.63      4.69     4.75      4.81      4.87     4.94      5.01      5.08     5.15      5.22

      70           4.62      4.68      4.74     4.80      4.86      4.93     5.00      5.07      5.14     5.22      5.29




TABLE 4 - OPTIONS 2 AND 7
Joint life income with 100 percent to survivor
Initial monthly income payments for each $1,000 of accumulation value
--------------------------------------------------------------------------------------------------------------------------
 Attained ages
      of
    payees         55       56        57       58        59        60       61        62        63       64        65
---------------- ------- --------- --------- -------- --------- --------- -------- --------- --------- -------- ---------


      55           3.73

      56           3.75      3.78

      57           3.78      3.81      3.84

      58           3.81      3.84      3.87     3.91

      59           3.83      3.87      3.90     3.94      3.97

      60           3.86      3.89      3.93     3.97      4.01      4.04

      61           3.88      3.92      3.96     4.00      4.04      4.08     4.12

      62           3.90      3.94      3.99     4.03      4.07      4.12     4.16      4.20

      63           3.92      3.97      4.01     4.06      4.10      4.15     4.19      4.24     4.28

      64           3.94      3.99      4.04     4.09      4.13      4.18     4.23      4.28      4.33     4.37

      65           3.96      4.01      4.06     4.11      4.16      4.22     4.27      4.32      4.37     4.42      4.47

      66           3.98      4.03      4.08     4.14      4.19      4.25     4.30      4.36      4.41     4.47      4.52

      67           4.00      4.05      4.11     4.16      4.22      4.28     4.33      4.39      4.45     4.51      4.57

      68           4.01      4.07      4.13     4.18      4.24      4.30     4.37      4.43      4.49     4.55      4.62

      69           4.03      4.09      4.15     4.21      4.27      4.33     4.40      4.46      4.53     4.59      4.66

      70           4.04      4.10      4.16     4.23      4.29      4.36    4.424      4.49      4.56     4.63      4.71



TABLE 5 - OPTION 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of accumulation value
----------------------------------------------------------------------------------------------------------------------------
                            Monthly                                  Monthly                                  Monthly
 Number of years in         income         Number of years in        income         Number of years in        income
    fixed period            payment           fixed period           payment           fixed period           payment
--------------------       --------        ------------------        -------        ------------------        -------


          1                  84.47                 11                 8.86                  21                 5.32

          2                  42.86                 12                 8.24                  22                 5.15

          3                  28.99                 13                 7.71                  23                 4.99

          4                  22.06                 14                 7.26                  24                 4.84

          5                  17.91                 15                 6.87                  25                 4.71

          6                  15.14                 16                 6.53                  26                 4.59

          7                  13.16                 17                 6.23                  27                 4.47

          8                  11.68                 18                 5.96                  28                 4.37

          9                  10.53                 19                 5.73                  29                 4.27

         10                  9.61                  20                 5.51                  30                 4.18

